As filed with the Securities and Exchange Commission on October 13, 2026
Investment Company Act File No. 811-24228

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
☒     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
CHURCHILL DIRECT LENDING FUND
(Exact name of Registrant as specified in charter)
375 Park Avenue, 9th Floor
New York, NY 10152
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: 212-478-9200
John McCally
Churchill Asset Management LLC
375 Park Avenue, 9th Floor
New York, NY 10152
(Name and Address of Agent for service)
Copies of information to:

Rajib Chanda, Esq. Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, DC 20001	Jonathan Gaines, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017
Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☐	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed [post-effective amendment]

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“1940 Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the 1940 Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the 1940 Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).
This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Shares of the Registrant have not been and will not be registered under the Securities Act of 1933, as amended (the “1933 Act”), and have been and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the 1933 Act. Investments in Registrant may only be made by individuals or entities meeting the definition of an “accredited investor” in Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, Shares of the Registrant.

i

SUMMARY OF TERMS
This is only a summary and does not contain all of the information that an investor should consider before investing in the Fund. Before investing, an investor should carefully read the more detailed information appearing elsewhere in this private placement memorandum.

The Fund	Churchill Direct Lending Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company.

Investment Objective
The Fund’s investment objective is to generate current income and capital appreciation. The Fund seeks to achieve its investment objective primarily by investing in or originating private debt and equity investments in U.S. middle market companies owned by leading private equity firms, which the Fund defines as companies with $10 million to $250 million of annual earnings before interest, taxes, depreciation and amortization (“EBITDA”).
There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of the Fund (each, individually a “Trustee” and collectively, the “Board”) without approval of the shareholders of the Fund (“Shareholders”).

Investment Strategies
Under normal market circumstances, the Fund intends to primarily invest in first-lien senior secured debt and first-out positions in unitranche loans (collectively “Senior Loan Investments”), as well as junior debt investments, such as second-lien loans, unsecured debt, subordinated debt and last-out positions in unitranche loans (including fixed- and floating-rate instruments and instruments with payment-in-kind income) (“Junior Capital Investments”). Senior Loan Investments and Junior Capital Investments may be originated alongside smaller related common or preferred equity positions to the same portfolio companies. The Fund’s portfolio also will include larger, stand-alone direct equity co-investments in private equity-backed companies that may be originated alongside or separately from Senior Loan Investments and/or Junior Capital Investments to the applicable portfolio company (“Equity Co-Investments”). The Fund intends to target an investment portfolio consisting, directly or indirectly, at least 80% in Senior Loan Investments with the remainder in Junior Capital Investments and Equity Co-Investments. To support the Fund’s share repurchase program, the Fund also will generally invest 5% to 10% of its assets in cash and cash equivalents, liquid fixed-income securities (including broadly syndicated loans) and other liquid credit instruments (“Liquid Investments”).

While the Fund seeks to achieve the targets described above, the composition of the Fund’s investment portfolio may vary from time to time due to various factors, such as market conditions and the availability of attractive investment opportunities. For example, it is possible that the Fund will from time to time maintain a portfolio exclusively comprised of Senior Loan Investments, Junior Capital Investments or other fixed-income instruments, such as during its initial ramp-up phase.
The Fund may make investments both inside and outside of the United States. The Fund may utilize subsidiaries for investment purposes.
The Fund relies on an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits it to, among other things, co-invest with certain affiliated persons of the Adviser, subject to certain terms and conditions.

The Offering
The Fund continuously offers and sells shares of beneficial interests (the “Shares”) designated as Class I Shares (“Class I Shares”). Investors who purchase Shares in the offering, and other persons who acquire Shares and are admitted to the Fund, will become Shareholders. The Fund currently intends to accept purchases of Shares as of the first business day of each calendar month. All Shares are sold at the most recently calculated net asset value (“NAV”) per Share for the class of Shares purchased as of the date on which the purchase is accepted. The minimum initial investment in the Fund by any account is $50,000, and the minimum additional investment in the Fund is $10,000. The minimum initial and additional investments may be reduced or waived by the Fund with respect to certain investors or classes of investors at the discretion of the Adviser. See “Purchases of Shares.”
Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Pending any closing, funds received from prospective investors will be placed in an interest-bearing escrow account with U.S. Bank, National Association, the Fund’s escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned on escrowed amounts will be credited to the Fund for the benefit of all Shareholders.

Eligibility
Investors must be an “accredited investor,” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Investors who are “accredited investors” are referred to in this Confidential Private Placement Memorandum as “Eligible Investors.” Certain sub-placement agents may impose stricter investor eligibility requirements (or, in the event applicable regulatory restrictions change, less stringent eligibility requirements).
An investment in the Fund involves a considerable amount of risk. A Shareholder may lose some or all of its investment in the Fund. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor’s investment objectives and personal situation and (ii) consider factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. See “Risks.”

Liquidity; Transfer Restrictions
The Fund is a highly illiquid investment. Shares are not, and there is no intention that Shares will be, listed on any securities exchange or traded in any public or other market. Shares may not currently be exchanged for shares of any other fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares. Shares should be viewed as a long-term investment.
Shareholders have no rights to redeem or transfer their Shares. Shareholders may have limited ability to transfer Shares in certain circumstances with the approval of the Fund’s Adviser.

Repurchase of Shares	To provide a limited degree of liquidity, the Fund may conduct repurchase offers in the form of issuer tender offers for a portion of its outstanding Shares at the sole discretion of the Board and provided that it is in the best interests of the Fund and the Shareholders to do so.

The Fund will conduct repurchase offers or take any other action permitted by the tender offer rules under the Securities and Exchange Act of 1934 (the “Exchange Act”) and described in the written tender offer notice that will be provided to Shareholders for each repurchase offer.

In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser currently expects that it will generally recommend to the Board that the Fund offer to repurchase Shares from Shareholders on a quarterly basis, but there can be no assurance that any such tender offers will be conducted on a quarterly basis or at all.

Subject to the discretion of the Board, the Fund does not anticipate to commence conducting tender offers until after the completion of the Fund’s first eight (8) fiscal quarters following commencement of operations. An early repurchase fee of 2% (an “Early Repurchase Fee”) will apply to Shares tendered for repurchase prior to the expiration of twelve (12) months following purchase.

The Fund is not required to conduct tender offers and may be less likely to conduct tender offers during periods of exceptional market conditions. The Adviser expects that, generally, it will recommend to the Board that each repurchase offer ordinarily be limited to the repurchase of no more than 5% of the Shares outstanding although any particular recommendation may be outside this range. If the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer. The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than twenty (20) business days after the commencement date of the repurchase offer and at least ten (10) business days from the date that notice of any increase or decrease in the percentage of the Shares being sought or consideration offered is first published, sent or given to Shareholders. The Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date.
See “Redemptions, Repurchases and Transfers of Shares.”

Leverage
The Fund does not currently intend to use leverage for investment purposes, but reserves the right to borrow money or otherwise utilize leverage, on a secured or unsecured basis and on a joint, several, joint and several or cross-collateralized basis, subject to the limitation of the 1940 Act, for any proper purposes related to the activities of the Fund, including, without limitation, for cash management purposes, for hedging purposes, to “bridge” unfunded commitments to make investments, to cover repurchases or to finance any investment-related activities of the Fund, or for other purposes. Leverage is speculative and involves certain risks. The Fund may enter into derivative and similar transactions for hedging or investment purposes that may also create leverage. In general, the use of leverage by the Fund may increase the volatility of the Fund.

Distributions
Dividends on the Shares will generally be paid on a monthly basis in amounts representing substantially all of the net investment income, if any, earned during the related income period, as determined by the Board in its discretion, and in accordance with RIC requirements. Payments will vary in amount, depending on investment income received and expenses of operation. Net realized capital gains, if any, will generally be distributed or deemed distributed at least annually. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate. Subject to the requirements of Section 852(a) of the Code, distributions of proceeds will be made to the Shareholders pro rata based on the number of Shares held by each Shareholder.
Each Shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (“DRP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares. Election not to participate in the DRP and to receive all income dividends and/or capital gain distributions, if any, in cash may be made by notice to the Fund. See “Distributions” and “Dividend Reinvestment Plan.”

Adviser Management Fee
The Adviser will receive a management fee under the Advisory Agreement. In consideration of the advisory and other services provided by the Adviser, the Fund pays the Adviser a monthly advisory fee at an annual rate of 0.50% (50 bps) with respect to the Fund’s total assets as of the end of the applicable month (which excludes cash and cash equivalents, but includes assets financed using leverage).

The Adviser
The Fund’s investment adviser is Churchill Asset Management LLC (the “Adviser” or “Churchill”). The Adviser serves as the Fund’s investment adviser pursuant to the terms of an investment advisory agreement with the Fund (the “Advisory Agreement”). The Adviser is registered as an investment adviser with the United States Securities and Exchange Commission (“SEC”) and is an indirect, majority-owned subsidiary of Nuveen, LLC (“Nuveen”), the asset management division of Teachers Insurance and Annuity Association of America (“TIAA”).
The Adviser was formed as a limited liability company under the laws of the State of Delaware in 2015 and is a registered investment adviser under the Advisers Act. The Adviser currently serves as an investment adviser of certain unregistered private investment companies and registered investment companies and business development companies.
As of December 31, 2025, the Adviser had approximately $56 billion in assets under management (“AUM”). As of January 1, 2026, the Adviser had approximately $63 billion of committed capital. See “Management of the Fund – Adviser.”

Expense Support Agreement	The Fund has entered into the Expense Support Agreement with the Adviser and certain of its affiliates. The Expense Support Agreement provides that, at such times as it determines, the Adviser may cause one or more of its affiliates (the “Expense Support Party”) to pay certain expenses of the Fund, including organization and offering expenses, provided that no portion of the payment will be used to pay any interest expense of the Fund (each, an “Expense Payment”). Such Expense Payment will be made in any combination of cash or other immediately available funds no later than forty-five days after such expense becomes payable by the applicable Expense Support Party to pay such expense, and/or by an offset against amounts due from the Fund to the Adviser or any of its affiliates.

Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to Shareholders based on distributions declared with respect to record dates occurring in such calendar month (such amount referred to as the “Excess Operating Funds”), the Fund will pay such Excess Operating Funds, or a portion thereof (each, a “Reimbursement Payment”), to the applicable Expense Support Party that previously paid such expenses, until such time as all Expense Payments made by such entity within three years prior to the last business day of such calendar quarter have been reimbursed. “Available Operating Funds” means the sum of (i) net investment income (including net realized short-term capital gains reduced by net realized long-term capital losses), (ii) net capital gains (including the excess of net realized long-term capital gains over net realized short-term capital losses) and (iii) dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above). The amount of the Reimbursement Payment for any calendar month will equal the lesser of (i) the Excess Operating Funds in such month and (ii) the aggregate amount of all Expense Payments made by the Expense Support Parties within three years prior to the last business day of such calendar month that have not been previously reimbursed by to such Expense Support Parties.

The Expense Support Agreement provides additional restrictions on the amount of each Reimbursement Payment for any calendar quarter and no Reimbursement Payment will be made for any month if: (1) the annualized rate (based on a 365-day year) of regular cash distributions per share of beneficial interest declared by the Board exclusive of returns of capital, distribution rate reductions due to any fees (including to a transfer agent) payable in connection with distributions, and any declared special dividends or distributions (the “Effective Rate of Distributions Per Share”) declared by the Fund at the time of such Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates, or (2) the Operating Expense Ratio (as defined below) at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relates. The “Operating Expense Ratio” is calculated by dividing Operating Expenses (as defined below), less organizational and offering expenses, base management fees owed to the Adviser, and interest expense, by its net assets. “Operating Expenses” means all of the Fund’s operating costs and expenses incurred, as determined in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). Any Expense Support Party may waive its right to receive all or a portion of any Reimbursement Payment in any particular calendar quarter, so that such Reimbursement Payment may be reimbursable in a future calendar quarter within three years of the date of the applicable Expense Payment.
The Fund’s obligation to make a Reimbursement Payment will automatically become a liability of the Fund on the last business day of the applicable calendar month, except to the extent the Expense Support Party has waived the right to receive such payment for the applicable month.

Governance	The Fund is governed by the Board, which has overall responsibility for monitoring the Fund’s investment program and its management and operations. A majority of the Trustees are “Independent Trustees” who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser. See “Management of the Fund.”

Administrator and Transfer Agent	U.S. Bancorp Fund Services, LLC serves as administrator to the Fund (the “Administrator”). Under the administration agreement, the Administrator is responsible for generally managing the administrative affairs of the Fund. The Fund has engaged U.S. Bancorp Fund Services, LLC as the Fund’s transfer agent (the “Transfer Agent”).

Custodian	The Fund has engaged U.S. Bank Trust Company, National Association as the Fund’s custodian (the “Custodian”).

Placement Agent	Nuveen Securities, LLC is the Fund’s placement agent for the Shares (the “Placement Agent”) and serves in that capacity on a best-efforts basis, subject to various conditions.

ERISA Considerations	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (“IRAs”), 401(k) plans and Keogh plans, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, neither the Fund nor the Adviser will be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a Shareholder, solely as a result of the ERISA plan’s investment in the Fund. See “ERISA Considerations.”

Tax Considerations	The Fund intends to elect to be treated, and intends to operate in a manner so as to qualify each taxable year thereafter, as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). During any period that it qualifies as a RIC, the Fund generally does not expect to be subject to corporate-level US federal income tax on income that it distributes to Shareholders. Distributions paid by the Fund to Shareholders will generally be taxable at ordinary income tax rates except to the extent that such distributions are either attributable to “qualified dividend income” received by the Fund or long-term capital gain recognized by the Fund. For a discussion of certain tax risks and considerations relating to an investment in the Fund, see “Material U.S. Federal Income Tax Considerations.”

Reports to Shareholders	As soon as practicable after the end of each calendar year, a statement on Internal Revenue Service (“IRS”) Form 1099-DIV (or successor form), identifying the amount and character (e.g., ordinary dividend income, qualified dividend income or long-term capital gain) of the distributions includable in Shareholders’ taxable income for such year. If an investor holds its Shares in the Fund through a financial intermediary, the financial intermediary will report this information to the investor. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within sixty (60) days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Fiscal Year	The Fund’s fiscal year end is December 31.

Risks
Investing in the Fund involves risks, including the risk that a Shareholder may receive little or no return on their investment or that a Shareholder may lose part or all of their investment. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Types of Investments and Related Risks.”
Investors should consider carefully the following principal risks before investing in the Fund:
•Unlike most closed-end funds, the Fund’s Shares will not be listed on any securities exchange;
•Although the Fund may implement a program to periodically repurchase shares, there is no guarantee either that the Board will not suspend the program or that an investor will be able to sell all of the Shares that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity;
•The Fund is exposed to risks associated with changes in interest rates;
•The Fund’s distributions may be funded from offering proceeds, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment.
•Private credit strategies involve a variety of debt investing, which is subject to a high degree of financial risk. Private credit investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose significant credit risks (i.e., the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the associated total return) that result in issuer default.

•Certain investments may be exposed to the credit risk of the counterparties with whom the Fund deals;

•Because Senior Loan Investments, Junior Capital Investments and Equity Co-Investments are not typically registered under the federal securities laws like stocks and bonds, investors in loans have less protection against improper practices than investors in registered securities;

•The valuation of securities or instruments that lack a central trading place (such as fixed-income securities or instruments) may carry greater risk than those that trade on an exchange;

•Below investment grade instruments (also known as “junk bonds”) have predominantly speculative characteristics and may be particularly susceptible to economic downturns, which could cause losses;
•There can be no assurance that the Adviser will be able to secure interests on behalf of the Fund in all of the investment opportunities that it identifies for the Fund, or that the size of the interests available to the Fund will be as large as the Adviser would desire.

•The Fund’s investments in securities and other obligations of companies that are experiencing distress involve a substantial degree of risk, require a high level of analytical sophistication for successful investment and require active monitoring;
•Derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund;

•The Fund may be materially adversely affected by market, economic and political conditions and natural and man-made disasters, including pandemics, wars and supply chain disruptions, globally and in the jurisdictions and sectors in which the Fund invests;
•Non-U.S. securities may be traded in undeveloped, inefficient and less liquid markets and may experience greater price volatility and changes in value – changes in foreign currency exchange rates may adversely affect the U.S. dollar value of and returns on foreign denominated investments;

•The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. While members of the Adviser who will be active in managing the Fund’s investments have substantial experience in managing similar products, the Fund has no historical financial statements and other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance;
•The Board has the authority to modify or waive certain of the Fund’s operating policies and strategies without prior notice and without Shareholder approval (except as required by the 1940 Act or other applicable laws). The Fund cannot predict the effects that any changes to its current operating policies and strategies would have on the Fund’s business, operating results and value of its Shares. Nevertheless, the effects may adversely affect the Fund’s business and impact its ability to make distributions; and
•To qualify for and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.
Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and investors should invest in the Fund only if they can sustain a complete loss of their investment.

FEES AND EXPENSES
The following table is intended to assist investors in understanding the costs and expenses that an investor in the Shares will bear, directly or indirectly. Other expenses are estimated and may vary. Actual expenses may be greater or less than shown.

Shareholder Transaction Expenses:	Class I Shares
Sales load (a percentage of the offering price)	—%
Early Repurchase Deduction (1)	2.00%
Distribution reinvestment plan fees	—%
Annual Fund Expenses (a percentage of net assets attributable to Shares)(2)
Management fee(3)	0.50%
Interest expenses on borrowed funds(4)	—%
Other expenses(5)	1.29%
Total annual expenses	1.79%
__________________
(1)A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of the Shares (on a “first in-first out” basis). The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Shares to (b) the subscription date immediately following the Repurchase Pricing Date used in the repurchase of such Shares. The Early Repurchase Deduction (defined below) may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s Shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; due to trade or operational error; and repurchases of Shares submitted by certain Collective Investment Trusts (“CIT”), Target Date Funds (“TDF”), and discretionary model portfolio management programs (and similar arrangements) as approved by the Fund. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.
(2)Weighted average net assets employed as the denominator for expense ratio computation is $75 million. Actual net assets will depend on the number of shares the Fund’s actually sells, realized gains/losses, unrealized appreciation/depreciation and share repurchase activity, if any.
(3)The management fee is payable monthly in arrears at an annual rate of 0.50% of the Fund’s total assets as of the end of the applicable month (excluding cash and cash equivalents but including assets financed using leverage). The table above assumes that the Fund does not utilize leverage. The Management Fee estimate in the table assumes the Fund’s weighted average net assets approximate the Fund’s average total assets (excluding cash and cash equivalents).
(4)The Fund does not currently intend to use leverage for investment purposes but reserves the right to borrow money or otherwise utilize leverage subject to the limitation of the 1940 Act for any proper purposes related to the activities of the Fund. To the extent that the Fund determines that it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by shareholders. The figure in the table assumes that the Fund does not utilize leverage.
(5)“Other expenses” include accounting, legal, auditing and other professional fees, reimbursement of expenses to the Administrator, transfer agent, custodian fees, organization and offering expenses and fees payable to the Trustees. The amount presented in the table estimates the amounts the Fund expects to pay during the initial 12-month period of the offering following the initial closing of the offering.
The Fund has entered into the Expense Support Agreement with the Adviser and certain of its affiliates. The Expense Support Agreement provides that, at such times as it determines, the Adviser may cause the Expense Support Party to pay certain expenses of the Fund, including organization and offering expenses, provided that no portion of the payment will be used to pay an Expense Payment. Such Expense Payment will be made in any combination of cash or other immediately available funds no later than forty-five days after such expense becomes payable by the applicable Expense Support Party to pay such expense, and/or by an offset against amounts due from the Fund to the Adviser or any of its affiliates.
Following any calendar month in which Available Operating Funds exceed the Excess Operating Funds, the Fund will pay such Excess Operating Funds, or a Reimbursement Payment, to the applicable Expense Support Party that previously paid such expenses, until such time as all Expense Payments made by such entity within three years prior to the last business day of such calendar month have been reimbursed. The amount of the Reimbursement Payment for any calendar month will equal the lesser of (i) the Excess Operating Funds in such month and (ii) the aggregate amount of all Expense Payments made by the Expense Support Parties within three years prior to the last business day of such calendar month that have not been previously reimbursed by to such Expense Support Parties.
The Expense Support Agreement provides additional restrictions on the amount of each Reimbursement Payment for any calendar quarter and no Reimbursement Payment will be made for any month if: (1) the annualized rate (based on a 365-day year) of regular cash distributions per share of beneficial interest declared by the Board exclusive of returns of capital, distribution rate reductions due to any fees (including to a transfer agent) payable in connection with distributions, and the Effective Rate of Distributions Per Share declared by the Fund at the time of such Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates, or (2) the Operating Expense Ratio at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relates.
The Fund’s obligation to make a Reimbursement Payment will automatically become a liability of the Fund on the last business day of the applicable calendar month, except to the extent the Expense Support Party has waived the right to receive such payment for the applicable month. The table above does not reflect the impact of any expense support from such affiliate.
Example: The Fund has provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in the Shares. In calculating the following expense amounts, it is assumed that: (1) annual operating expenses and offering expenses remain at the levels set forth in the table above, (2) that the annual return before fees and expenses is 5.0%, and (3) that the net return after payment of fees and expenses is distributed to shareholders and reinvested at NAV.

Return Assumption	1 Year	3 Years	5 Years	10 Years
Shareholder would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$18	$55	$95	$207
While the examples assume a 5.0% annual return on investment before fees and expenses, performance will vary and may result in an annual return that is greater or less than this. This example should not be considered a representation of future expenses. If the Fund achieves an annual return in excess of 5.0%, returns to Shareholders and expenses would be higher.

THE FUND
The Fund is a newly organized non‑diversified, closed‑end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on January 22, 2026 and has no operating history. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust. The Fund’s principal office is located at 375 Park Avenue, 9th Floor, New York, NY 10152 and its telephone number is 212-478-9200.

INVESTMENT OBJECTIVE AND STRATEGIES
Investment Objective
The Fund’s investment objective is to generate current income and capital appreciation. The Fund seeks to achieve its investment objective primarily by investing in or originating private debt and equity investments in U.S. middle market companies owned by leading private equity firms, which the Fund defines as companies with $10 million to $250 million of annual EBITDA.
Investment Opportunities and Strategies
Under normal market circumstances, the Fund intends to primarily invest in Senior Loan Investments, as well as Junior Capital Investments. Senior Loan Investments and Junior Capital Investments may be originated alongside smaller related common equity positions to the same portfolio companies. The Fund’s portfolio also will include larger, stand-alone direct Equity Co-Investments that may be originated alongside or separately from Senior Loan Investments and/or Junior Capital Investments to the applicable portfolio company. The Fund intends to target an investment portfolio consisting, directly or indirectly, of at least 80% in Senior Loan Investments with the remainder in Junior Capital Investments and Equity Co-Investments. To support the Fund’s share repurchase program, the Fund also will generally invest 5% to 10% of its assets in Liquid Investments. While the Fund seeks to achieve the targets described above, the composition of the Fund’s investment portfolio may vary from time to time due to various factors, such as market conditions and the availability of attractive investment opportunities. For example, it is possible that the Fund will from time to time maintain a portfolio exclusively comprised of Senior Loan Investments, Junior Capital Investments or other fixed-income instruments, such as during its initial ramp-up phase. The investments acquired by the Fund are collectively referred to as “Portfolio Investments.” “Portfolio Company” means an entity in which a Portfolio Investment is made.
Senior Loan Investments typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, such as SOFR, plus a premium. “Unitranche” loans are those Senior Loan Investments that typically have a first-lien on all assets of the borrower but provide leverage levels comparable to a combination of first-lien and second-lien or subordinated loans.
The Fund seeks to partner with strong management teams executing long-term growth strategies. Target Portfolio Companies in Senior Loan Investments and Junior Capital Investments will typically exhibit some or all of the following characteristics:
•EBITDA of $10 million - $250 million;
•sustainable leading positions in their respective markets;
•scalable revenues and operating cash flow;
•experienced management teams with successful track records and the ability to successfully operate in a leveraged environment and to adapt to challenging economic or business conditions;
•strong recurring revenue or “re-occurring” revenue, with good visibility of backlog and revenue;
•stable, predictable cash flows with low technology and market risks;
•diversified product offering and customer base;
•low capital expenditure requirements;
•a North American base of operations with a significant U.S. presence;
•strong customer relationships;
•products, services or distribution channels having distinctive competitive advantages; and

•defensible niche strategy or other barriers to entry.
While Churchill believes that the criteria listed above are important in identifying and investing in prospective Portfolio Companies, not all of these criteria necessarily will be met by each prospective Portfolio Company. In addition, subject to its Declaration of Trust and Bylaws (as amended and restated from time to time, the “Bylaws”), the Fund may change its investment objective and/or investment criteria over time without notice to or consent from Shareholders.
Investment Policy Relating to the Fund's Name
Because the Fund's name includes the term "Direct Lending," the Fund has adopted a policy, pursuant to Rule 35d-1 under the 1940 Act, to invest, under normal circumstances, at least 80% of its assets in Direct Lending investments. For purposes of this policy, the Fund defines "Direct Lending" to include: (i) Senior Loan Investments; (ii) equity interests in the Portfolio Companies in which the companies primarily invest in Senior Loan Investments; (iii) Junior Capital Investments that are directly originated debt investments; and (iv) equity interests in the Portfolio Companies which primarily invest in Junior Capital Investments that are directly originated debt investments.
For purposes of the foregoing policy, "assets" means net assets plus the amount of any borrowings for investment purposes. The Fund will determine compliance with this policy at the time it invests its assets and will review the treatment of its portfolio investments under this policy at least quarterly. This policy is a non-fundamental policy of the Fund and may be changed by the Board without shareholder approval, provided that the Fund will provide shareholders with at least 60 days' prior written notice of any such change.
Overview of Market Opportunity
The Fund believes that the private U.S. middle market is an attractive target market in terms of its size, investment opportunities and the trends supporting private equity ownership and direct lending investment within the space based on the following factors:
Large, Resilient and Attractive Addressable Market
The U.S. middle market is comprised of nearly 200,000 companies and serves as the primary source of deal flow for private credit providers. These middle market businesses collectively generate annual revenues in excess of $10 trillion, which represents approximately one-third of private sector gross domestic product (GDP) and employment in the United States. If it were a standalone economy, the U.S. middle market would be equivalent to the fifth largest global economy.1
Robust, Growing Demand for Private Credit
The Fund believes the demand for private credit in the U.S. middle market meaningfully outpaces supply. As of December 31, 2025, U.S. private equity firms had over $1.05 trillion in uninvested private equity capital available for investment, or “dry powder”, including $796 billion attributable to buyout funds. Private equity firms are expected to be highly motivated to deploy this uninvested capital before the end of their investment periods, typically three to five years. U.S. middle market private debt dry powder stood at over $227 billion as of the same date, a meaningful gap from the total amount of private equity dry powder available for deployment.2 In other words, the current amount of private equity buyouts dry powder is over three times the current amount of middle market private debt dry powder. The Fund believes deployment of this buyout dry powder, will support continued demand for acquisition financing, as U.S. middle market companies will continue to require debt financing to support private equity sponsored acquisitions,organic growth and refinancing of existing debt obligations.
In addition, the Fund anticipates that there is a significant need for refinancing of existing loans made to middle market companies. Approximately $657 billion middle market loans are expected to mature between 2026 and
1 Source: National Center for the Middle Market (NCMM), 2025 Year-End Middle Market Indicator (MMI) Data and Insights, as of December 31, 2025. NCMM U.S Middle Market data includes companies with an annual revenue range from $10 million to $1 billion.
2 Source: Preqin data as of Q4 2025, Note: North American Data Only.

2031,3 which should provide a steady flow of attractive opportunities for well-positioned lenders with deep and long-standing sponsor and market relationships. Combined with what the Fund believes is the middle market loan demand based on current private equity dry powder, this equates to a total estimated financing need of over $2.5 trillion in the next five years. The Fund expects that these factors should result in a very favorable environment for lenders with a steady source of capital, differentiated sourcing capabilities and an experienced investment team that can appropriately assess the opportunity set.
Multiple Benefits to Investing in Middle Market Senior Secured Loans
The Fund believes middle market senior secured loans are attractive investments when compared to similar fixed-income investments in the public credit markets, because such investments typically are issued pursuant to direct negotiation between a Portfolio Company and a small group of institutional investors and are not widely traded in the public credit markets. As a result, the Fund believes that middle market senior secured loans can potentially enhance overall portfolio yield through attractive risk-adjusted returns that are driven by favorable structuring advantages that can, in turn, create the potential for lower loss rates and higher interest rate margins when compared to public credit market alternatives. At the same time, the Fund believes that these returns may be less likely to be negatively impacted by the volatility in the public trading markets. Given the more limited sources of financing and increased complexity required to underwrite private middle market loans, middle market companies typically pay higher interest rates relative to large corporate borrowers of similar credit quality. From a structure perspective, middle market companies are typically less levered, have larger sponsor equity contributions, and are often subject to maintenance and financial covenants, which affords lenders better protections in the event of credit deterioration. Additionally, middle market lenders have greater access to company information and often perform due diligence alongside the acquiring private equity sponsor, receiving detailed company reports, third-party industry reports, and quality of earnings analyses.
The Fund believes that opportunities associated with senior secured loan investments in middle market companies are also attractive because of the defensive nature of these types of investments, which are senior on a lien basis to other liabilities within the capital structure (i.e., senior secured debt has payment priority ahead of junior debt and equity holders). Moreover, senior secured loans are particularly attractive in the current rising rate environment given they are typically issued with floating interest rate structures, which are generally less susceptible to declines in value in a rising interest rate environment compared to fixed-rate securities.
Decline in Traditional Bank Lending Drives More Opportunities for Non-Bank Lenders
The middle market was historically a sector of the U.S. economy served by commercial banks and other traditional lenders. However, since the Global Financial Crisis of 2008-2009, the Fund believes that increased capital requirements and regulatory burdens have reduced the capacity of traditional regulated financial institutions and constrained their ability to serve private middle market companies. As a result, many commercial banks and other traditional lenders have shifted their focus more towards broadly syndicated and liquid deals, while also providing fee-based services that require less capital, creating significant opportunities for non-bank, private credit providers. In addition, the recent volatility in the traditional banking sector, particularly within the smaller regional and niche lending institutions, has, in turn, created more volatility in the broadly syndicated and public markets, driving larger borrowers to turn to the private lending markets that remain open and supportive. For the full year of 2025, the share of middle market leveraged buyout volume by direct lending providers was 88.4%, compared to 90.0% in the full year of 2024, 80.3% in the full year of 2023 and 80.4% in the full year of 2022.4 The Fund believes private direct lending platforms will continue to expand their share of the lending market, while benefiting from the influx of larger more established borrowers that would have otherwise accessed the syndicated and public credit markets.
Evolving Dynamics of Sponsor Financing
Private equity sponsors and their Portfolio Companies are increasingly interested in working directly with private credit managers as they realize the benefits over accessing capital through more traditional public debt
3 Source: Total Middle Market Maturities (Sponsored and Non-Sponsored) from LSEG LPC, as of Q4 2025.
4 Source: Refinitiv LPC as of Q4 2025.

markets. These benefits include greater customization, longer maturity profiles, speed and flexibility in transaction execution and confidentiality. Through experience and understanding of the market, private equity sponsors are increasingly seeking to partner with lenders of scale that have balance sheet strength, strong transaction execution and longstanding reputations, and who can lead or be meaningful participants in the loans to their Portfolio Companies. In addition, private equity sponsors are leaning toward lenders with significant capacity and ample dry powder to support incremental financing needs to pursue M&A activity and drive growth. This has resulted in a consolidation of preferred lender groups where first calls and early access are critical to accessing high quality deal flow. The Fund believes it is well-positioned given Churchill’s strong sourcing capabilities, conservative focus and ability to act as an arranger with a larger hold position in middle market deals.
Potential Competitive Strengths
The Fund believes that its competitive advantages stem from long-standing market presence, significant lending capacity, scale to support attractive investments, strong relationships with private equity firms, differentiated sourcing capabilities, and ability to compete on factors other than pricing. Further, the Fund believes that Churchill has built a reputation of professionalism and collaboration that positions the Fund to be a preferred capital provider to support the needs of private equity sponsors. The Fund believes Churchill has the scale, platform, and unique capabilities to effectively manage the Fund’s U.S. private credit investment strategy, offering investors the following competitive advantages:
Scaled Platform with Extensive Private Credit Expertise
Since 2006, Churchill’s senior leadership team has worked together to establish a cycle-tested track record in direct lending and private capital investments, and today, the Fund believes that Churchill is one of the largest managers of private capital investments. The Churchill team has deep middle market investment expertise, providing customized financing solutions to private equity-backed middle market companies across the capital structure, including senior loans, junior capital, equity co-investments and similar equity-related securities. Overseeing over $63 billion in committed capital as of January 1, 2026 and deploying approximately $16 billion in the last twelve months ended December 31, 2025 across its multiple investment strategies, Churchill is one of the most active direct lenders in the U.S. middle market. With over 200 dedicated professionals in New York, Charlotte, Chicago, Los Angeles and Palm Beach Gardens, Churchill operates a fully integrated investment platform with advanced infrastructure, risk management, investor relations, finance, operations, and legal support functions. The scale of Churchill's platform provides the Fund with the ability to invest in larger transactions with limited concentration in its portfolio. The Fund believes that the breadth and depth of Churchill’s expertise, coupled with its long history of disciplined investment across industries and various economic cycles, provides differentiated strengths when sourcing and evaluating large and complex investment opportunities.
Unique Benefits from Alignment with Nuveen and TIAA
Churchill benefits substantially from the scale and resources of its parent company, Nuveen, and Nuveen’s ultimate parent company, TIAA. Nuveen, as the investment management division of TIAA, is one of the world’s largest asset managers with $1.4 trillion assets under management as of December 31, 2025, of which approximately $143 billion is invested in private capital. TIAA, a leading provider of secure retirement and outcome-focused investment solutions to millions of people and thousands of institutions, is the fourth largest private debt investor in the world.5 Together, TIAA and Nuveen have been investors in the private debt and equity markets for over 50 years. Leveraging the scale, capital and resources of Nuveen’s platform, Churchill is able to focus on its middle market investment expertise.
TIAA is an important part of Churchill’s committed capital base, as Churchill manages TIAA’s general account allocation to U.S. middle market private capital side-by-side with Churchill’s third-party investors. This provides for
5 Source: Rankings published in Private Debt Investor Magazine’s Annual Review 2025, December 2025/January 2026. Private Debt Investor Magazine’s research and analytics team carried out primary and secondary research on more than 100 institutions to produce rankings on the world’s largest institutional private debt investors based on the market value of private debt portfolios. Nuveen submitted data to the research and analytics team. There were no fees paid in connection with this recognition.

a unique alignment of interests that the Fund believes causes Churchill to think and act like a long-term investor in the asset class.
Strong Private Equity Relationships and Fund Investments Drive Proprietary Origination Opportunities
Churchill believes it has established itself as a highly value-additive capital provider and partner of choice for leading private equity firms given its ability to provide a full array of scaled solutions across the capital structure. Churchill’s dedicated loan origination team has cultivated deep, long-standing relationships with over 750 middle market private equity firms across diversified strategies, industry focus and U.S. geographies. Churchill manages over $63 billion of committed capital that supports a carefully constructed portfolio of primary limited partner capital commitments made by TIAA and certain other institutional investor clients of Churchill to over 350 private equity funds primarily focused on the U.S. middle market. This long-standing and growing portfolio of limited partner capital commitments positions Churchill as one of the largest and most active private equity fund investment managers focused on the core U.S. middle market. The Fund believes Churchill’s role as a valuable limited partner and its fully integrated partnership approach helps drive differentiated origination opportunities often on an early look, first access basis. Additionally, the Fund believes Churchill’s deep network of private equity relationships and representation on hundreds of private equity fund advisory boards further enhances Churchill’s proprietary deal sourcing advantages while remaining highly selective of investment opportunities without compromising on its stringent underwriting standards or transaction terms. In this capacity, Churchill is able to structure and negotiate transactions directly with the private equity sponsor, driving efficiencies and stronger relationships, often leading to the sponsor’s decision to select Churchill as a lead lending partner for subsequent transactions as well. Churchill’s sourcing strategy is not, however, entirely centered on leading every transaction as it also partners with other middle market lenders on attractive investment opportunities, helping to drive a more stable and reliable capital deployment pace in the middle market.
Many of Churchill’s senior management and investment team members have held senior positions at other middle market lending firms and continue to maintain strong relationships with numerous active participants in the segment. These long-established relationships help source incremental investment opportunities and contribute to the high levels of deal flow with approximately 1,200 first-lien senior secured debt and unitranche loan investment opportunities reviewed per year. In contrast, peer lenders who focus primarily on lead agency roles often can find themselves in direct competition with one another adversely impacting deal flow and selectivity. Churchill’s dual sourcing model emphasizes long-term partnerships, ensuring that Churchill can focus exclusively on investment credit quality. The Fund believes it is well-positioned to take advantage of the demand for capital in the middle market, particularly from private equity sponsored middle market companies.
Ability to Deliver Scaled and Flexible Capital Solutions
The Fund believes that Churchill’s ability to provide a variety of capital solutions and to invest opportunistically across the capital structure is a key differentiator and highly valued by private equity sponsors. Churchill is able to provide a comprehensive set of customized capital solutions to meet the needs of the borrower. With respect to senior loans, the investment team supporting senior lending investment activities (the “Senior Loan Investment Team”) can opportunistically pivot between traditional first-lien senior secured loans and unitranche loans, as well as offer delayed draw term loans, in order to deliver the most attractive risk-adjusted returns. Further, the Senior Loan Investment Team’s partnership approach offers a strong value proposition to private equity firms, as one of a handful of middle market lenders with the ability to commit in excess of $500 million per transaction. This flexibility and the ability to deliver a fully underwritten solution ensures that Churchill has exposure to a wide range of transactions enabling it to be highly selective with respect to investment opportunities. Additionally, with respect to junior capital opportunities, the investment team supporting Churchill’s Private Equity & Junior Capital (“PEJC”) investment platform (the “PEJC Investment Team” and, together with the Senior Lending Investment Team, the “Investment Team”) has the ability to pivot between junior secured or unsecured debt instruments. Having the latitude to pivot across capital solutions differentiates Churchill compared to most other direct lenders in situations when capital requirements change during a transaction and thereby has positioned it as the preferred capital partner for private equity sponsors.

Disciplined and Rigorous Investment Approach with Comprehensive Portfolio Monitoring
Selectivity, broad industry diversification and rigorous underwriting standards are key to Churchill’s investment philosophy. Churchill provides the Fund with a large and diverse pipeline of middle market investment opportunities, enhancing its ability to be highly selective and to maintain stringent underwriting standards and a diversified portfolio across sectors. Churchill employs a multi-step selection process when reviewing each potential investment opportunity that includes analyzing business prospects, thoroughly reviewing historical and pro forma financial information, meeting and discussing the business with the management team and private equity sponsor, understanding sponsor investment strategy and risk considerations, evaluating industry diligence to determine market position and competitive advantages, and assessing the track record of the private equity sponsor and its historical investments in other businesses.
Using a disciplined and cycle-tested investment approach, Churchill’s investment teams seek to limit credit losses through comprehensive due diligence of Portfolio Company fundamentals, terms and conditions and covenant packages. Following the closing of each investment, the investment professionals who initially underwrite the opportunity typically lead the hands-on portfolio monitoring effort to ensure continuity and the ability to respond efficiently to any Portfolio Company requests. Churchill implements a regimented credit monitoring system that involves a variety of discussions, analyses and reviews by its investment professionals on a daily, weekly, monthly, and quarterly basis, depending on the assessed monitoring need, which the Fund believes enables Churchill to proactively detect and identify potential challenges at Portfolio Companies.
Proven Leadership Team with Extensive Private Capital Experience Across Economic Cycles
Churchill is led by industry veterans who bring on average more than 25 years of experience in middle market investing, the majority of whom have worked together for over a decade and have demonstrated an ability to prudently invest across various economic cycles at Churchill and its predecessor entities. Churchill was founded by current senior management team members Kenneth Kencel, Randy Schwimmer and Christopher Cox (the “Churchill Founders”), who have together unanimously approved all of the over 950 senior loans made by Churchill and its predecessor entities since 2006.6 This core management team has been strengthened with the addition of several additional senior executives from Churchill’s predecessor entities and its ultimate parent company, TIAA. Among these additional senior management colleagues are Mathew Linett and Shai Vichness, who serve on Churchill’s investment committee dedicated to senior loan opportunities (the “Senior Lending Investment Committee”), alongside the Churchill Founders. Additionally, in connection with its affiliation with TIAA, Churchill assumed management of TIAA’s private equity and junior capital investment management platform, resulting in a unified middle market private capital asset management firm that capitalizes on opportunities throughout the U.S. sponsor-backed middle market.
Types and Structure of Investments
The Fund intends to invest primarily in Senior Loan Investments. Below is a further description of the Senior Loan Investments.
First-Lien Senior Secured Loans. The Fund typically obtains collateral from Portfolio Companies in support of the repayment of first lien senior secured loans. This collateral takes the form of first-priority liens on substantially all of the borrower’s assets, including the equity interests of its domestic subsidiaries. The Fund’s first-lien senior secured loans may provide for loan amortization in the early years of a loan, with the majority of the amortization deferred until loan maturity, with the expectation, and often a contractual requirement, that the borrower will often pre-pay the loan from cash flows in excess of the scheduled amortization, which is known as an excess cash flow sweep. First-lien senior secured loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity.
Unitranche Loans. The Fund typically obtains security interests in substantially all of the assets of these Portfolio Companies that will serve as collateral in support of the repayment of unitranche loans. This collateral
6 As of December 31, 2025.

takes the form of first-priority liens on substantially all of the borrower’s assets, including the equity interests of its domestic subsidiaries. Unitranche loans typically provide for loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity, with a contractual requirement for excess cash flow sweeps that reduce the average life of the loan. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Fund investments in unitranche senior loans may be in participations across the entire loan or through an agreement among lenders in participations in first-out term loans.
Related Equity Interests (Senior loan Investments). In connection with Senior Loan Investments, the Fund may from time to time acquire smaller non-control interests in a Portfolio Company in which it makes a Senior Loan Investment. Such investments would be made in circumstances where Churchill believes that there is significant potential to enhance the overall return on the debt investment. Such an equity investment may be in the form of common units, preferred interests, or holding company common or preferred equity interests. In addition, equity interests could be received in connection with out-of-court restructuring of a Portfolio Company or a bankruptcy proceeding related thereto.
In addition to making Senior Loan Investments, the Fund may invest opportunistically in second-lien loans, unsecured debt, subordinated loans, “last-out” positions of unitranche loans (including fixed- and floating-rate instruments and instruments with PIK income) and equity-related securities made to middle market companies in which the Fund may or may not also hold a corresponding Senior Loan Investment. Below is a further description of the Fund’s investments in Junior Capital Investments.
Second-Lien Loans. It is anticipated that, in connection with Fund investments in second-lien loans, the Fund will obtain security interests in the assets of these Portfolio Companies that serve as collateral in support of the repayment of such loans. This collateral may take the form of second priority liens on the assets of the Portfolio Company. The Fund also considers a last-out position in a unitranche loan to be similar to a second-lien loan regarding the priority of payment of last-out positions.
Subordinated Loans. It is anticipated that, in connection with Fund investments in subordinated loans, the Fund will structure unsecured subordinated loans that provide for high fixed interest rates with substantial current interest income and potentially equity participation or warrants that materially enhance the overall return of the security. The subordinated loans would typically have terms of 6 to 8 years. In some cases, subordinated debt may be collateralized by a subordinated lien on some or all of the assets of the borrower and may provide for some of the interest payable to be PIK.
Related Equity Interests (Junior Capital Investments). In connection with Junior Capital Investments, the Fund may from time to time acquire smaller non-control interests in a Portfolio Company in which it makes a Junior Capital Investment. Such investments would be made in circumstances where Churchill believes that there is significant potential to enhance the overall return on the debt investment. Such an equity investment may be in the form of common units, preferred interests, or holding company common or preferred equity interests. In addition, equity interests could be received in connection with out-of-court restructuring of a Portfolio Company or a bankruptcy proceeding related thereto.
Equity Co-Investments are non-control equity investments made directly in Portfolio Companies owned and controlled by private equity funds and their sponsors, or indirectly made in Portfolio Companies through investment vehicles managed and controlled by the general partner or sponsor of a private equity fund. Equity Co-Investments are typically offered to private equity fund investors and/or important financing partners when a private equity fund’s general partner or sponsor acquires a Portfolio Company but the size of the equity investment exceeds the private equity sponsor’s targeted investment position. Equity Co-Investments may or may not be made at the same time and at the same price as the controlling equity investment made by the private equity general partner or sponsor on behalf of its funds. Because control over disposition of the relevant Portfolio Company is controlled by the third-party private equity general partner or sponsor, Equity Co-Investments generally are not transferred and have a holding period that corresponds to the third-party private equity sponsor’s expected holding period.

Summary of Key Attributes of Investments
Senior Secured Loans
Churchill believes that investments in first-lien senior secured and unitranche loans of middle market corporate borrowers have attributes that offer attractive risk/reward characteristics, including:
•compelling economic and market fundamentals that support the need for senior capital and improved competitive dynamics for non-traditional lenders;
•“buy-and-hold” investments that emphasize a high-touch relationship alignment with sponsors;
•floating-rate loans that provide protection against increases in interest rates, with middle market loans typically containing floating rate floors in the event a lower-interest rate environment returns;
•small lending groups to facilitate more effective restructurings when necessary; and
•higher proportion of sponsor equity and increased likelihood of sponsors supporting troubled situations with additional equity as compared to public markets.
In assessing the middle market, Churchill anticipates that traditional middle market senior loan opportunities will typically, but not exclusively, have the following characteristics relative to lower middle market opportunities and more broadly syndicated loans:
•attractive yield premiums relative to public market credit and broadly syndicated debt strategies;
•strong return potential relative to risk profile;
•significant downside protection due to capital structure seniority, tighter structure than publicly traded debt investments, private equity sponsor backing, and deep due diligence; and
•favorable supply/demand dynamic with strong sponsor relationships and high-hold capacities providing steady flow of attractive opportunities for well-positioned lenders.
Junior Capital Investments
Churchill believes that investments in second-lien loans, subordinated loans, equity co-investments and similar equity-related securities of private-equity sponsored middle market companies have attributes that offer attractive risk/reward characteristics, including:
•better economics, lower leverage levels and structural advantages versus larger syndicated market alternatives;
•better stability and capital preservation characteristics than smaller, more speculative investments akin to venture capital and/or growth equity;
•‘buy-and-hold’ investments which emphasize a high-touch relationship with sponsors, with whom the PEJC Investment Team has deep relationships through limited partner commitments and advisory board seats;
•compelling economic and market fundamentals that support the need for investments and offer improved competitive dynamics for non-traditional lenders;
•diversity across cash paying investments, higher yielding non-cash paying securities, and preferred and common equity, ultimately blending to an attractive internal rate of return profile;
•in the case of Junior Capital Investments other than common equity, significant downside protection due to contractual returns, standard covenants, seniority to equity, support from well capitalized private-equity sponsors, and excellent transparency/understanding of company performance through thorough due diligence and significant information rights; and
•meaningful information advantage versus syndicated/upper market given board observer rights and accompanying sponsor access.
Equity Co-Investments
Churchill believes that Equity Co-Investments in private-equity sponsored middle market companies have attributes that offer attractive risk/reward characteristics, including:
•significant downside protection due to a focus on growth-oriented businesses (versus value), sector diversification, support from well capitalized private-equity sponsors, and excellent transparency/understanding of company performance through thorough due diligence and significant information rights;
•enhanced risk-adjusted return proposition; and
•transactions are generally completed at lower leverage multiples.
Competition
The Fund’s primary competitors in providing credit investments to middle market companies include other regulated funds, BDCs, public and private funds, CLOs, commercial and investment banks, other middle market asset managers and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of the Fund’s potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than those available to the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments of particular investment opportunities, which could allow them to consider a wider variety of investments and establish more relationships than those established by each Investment Team. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund is able to do. The Fund may lose investment opportunities if the Fund does not match its competitors’ pricing, terms or structure. If the Fund is forced to match its competitors’ pricing, terms or structure, the Fund may not be able to achieve acceptable returns on its investments or may bear increased risk of capital loss. A significant part of its competitive advantage stems from the fact that the market for investments in middle market private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of the Fund’s competitors in this target market could force the Fund to accept less attractive investment terms. Furthermore, many of the Fund’s competitors have greater experience operating under, or are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. There cannot be any assurance that the competitive pressures faced by the Fund will not have a material adverse effect on its business, financial condition and results of operations.
Environmental, Social and Governance Policies
Churchill has established a Responsible Investing policy for its investment program. Churchill is focused on delivering attractive risk-adjusted returns to its clients, including the Fund, while upholding the highest ethical standards. Churchill assesses material environmental, social and governance ("ESG") factors as part of its investment process, which Churchill believes helps both create and protect value for its clients and is consistent with its fiduciary duties and efforts to maximize returns.
As part of its investment process, Churchill evaluates ESG-related risks that Churchill believes have the potential to damage a company’s operations and reputation. During due diligence, Churchill’s responsible investing team performs an analysis of each proposed Portfolio Company’s operating history to identify material ESG risk factors to potentially minimize defaults and losses in its portfolio. Churchill’s responsible investment team utilizes a proprietary ESG ratings template that applies a set of criteria against each proposed investment, the output of which helps to inform Churchill’s determination of Portfolio Company suitability.

Churchill’s ESG ratings template is designed to provide an assessment of a Portfolio Company’s ESG risks and is intended to aid Churchill in evaluating the return and risk profile of a given investment. Using a proprietary ESG rating methodology, the template rates individual issuers based on its perceived level of ESG-related risks. Post-investment, Portfolio Companies are monitored on an ongoing basis. Churchill’s investment teams conduct reviews with management teams and investment partners to discuss developments at the Portfolio Company, which may include a discussion of legal claims, complaints, or environmental issues, should they arise. When necessary, ESG updates are discussed at periodic portfolio review meetings in order to perform an ongoing risk assessment.
Churchill’s Responsible Investing policy is updated as needed to reflect changing practices and industry standards. The consideration of ESG factors as part of Churchill’s underwriting and portfolio management process, however, does not mean that the Fund will pursue a specific ESG investment strategy or that a Portfolio Company will be selected solely on the basis of ESG factors. Although Churchill believes that ESG considerations aid Churchill in evaluating the return and risk profile of a given investment, Churchill’s investment decisions are made solely on the basis of pecuniary factors, including its determination that a particular investment features appropriate risk/reward characteristics, in particular the level of borrower creditworthiness and likelihood of repayment in light of all apparent risk factors, in order to arrive at a prudent assessment of the risk and return characteristics of such investment.
Initial Portfolio Investments
In connection with our formation, on September 8, 2026, we issued and sold 10,000 Shares to Churchill for an aggregate purchase price of $100,000. On October 7, 2026, prior to our registration as a closed-end, non-diversified management investment company under the 1940 Act, a wholly owned subsidiary of TIAA (as defined below) sold certain portfolio investments to us (the "Initial Portfolio") at a purchase price in the amount of $36.5 million at fair value. We funded the purchase of the Initial Portfolio with a portion of $50.0 million of equity contributions made to us by TIAA Global Public Investments, LLC - Series CAT (“TGPI”), a wholly owned subsidiary of TIAA, to which we issued an aggregate of 4,990,000 Shares at a price of $10.00 per Share. In connection with the foregoing, TGPI also simultaneously acquired Churchill's 10,000 Shares for $100,000.
The Initial Portfolio is comprised entirely of first lien secured debt investments, with $50.0 million in committed par value deployed across 77 portfolio companies. Of this committed amount, $13.2 million remains unfunded as of October 7, 2026.
DISCLAIMER
The foregoing outline of the Fund’s operations represents the Adviser’s present intentions in view of current market conditions and other factors. The Adviser may vary the foregoing strategy and guidelines to the extent it determines that doing so will be in the best interests of the Fund, and investment results may vary substantially over time as economic market conditions change. No representation is made that any investor will or is likely to achieve results comparable to those reflected herein. Any strategy pursued for the Fund is in the discretion of the Adviser, subject to the oversight of the Board.
The Fund’s investment program is speculative and entails substantial risks. Market risks are inherent in all securities to varying degrees. No assurance can be given that the Fund’s investment objective will be realized or that returns will be generated for investors. The past performance of Churchill and its affiliates is not necessarily indicative of future results of the Fund, and investment results may vary substantially over time.

THE ADVISER
Churchill, an investment adviser registered with the SEC under the Advisers Act, serves as the Adviser. The Adviser is an indirect, majority-owned subsidiary of Nuveen, the asset management division of TIAA.
Nuveen is a direct, wholly owned subsidiary of TIAA, and the indirect parent company of Churchill. As the investment management arm of TIAA, Nuveen markets a wide range of specialized investment solutions that provide investors access to the capabilities of Nuveen’s diversified asset management platform. TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and the companion organization of College Retirement Equities Fund.
Nuveen is a global asset manager. As of December 31, 2025, Nuveen managed $1.4 trillion in assets with a long-term perspective and expertise across a wide range of traditional and alternative asset classes.

TYPES OF INVESTMENTS AND RELATED RISKS
Investors should carefully consider the risk factors described below, before deciding on whether to make an investment in the Fund. The risks set out below are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that the Fund currently deems to be immaterial also may materially adversely affect the Fund’s business, financial condition and/or operating results. If any of the following events occur, the Fund’s business, financial condition and results of operations could be materially adversely affected. In such case, the NAV of the Fund’s Shares could decline, and investors may lose all or part of their investment.
Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions over the world, the risks below are heightened significantly compared to normal conditions. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.
Risks Related to the Fund’s Business and Structure
The Board may change the Fund’s investment objective, operating policies and strategies without prior notice or Shareholder approval, the effects of which may be adverse to investors.
The Board has the authority, except as otherwise prohibited by the 1940 Act, to modify or waive certain of the Fund’s operating policies and strategies without prior notice and without Shareholder approval. The Fund cannot predict the effect any changes to its current operating policies, investment criteria and strategies would have on the business, NAV, operating results and the price value of the Fund’s Shares. Nevertheless, any such changes could adversely affect the Fund’s business and impair its ability to make distributions, and cause the investor to lose all or part of its investment. Moreover, the Fund has significant flexibility in investing the net proceeds from its continuous offering and may use the net proceeds from the continuous offering in ways in which investors may not agree.
The Board may amend the Declaration of Trust without prior Shareholder approval and the Declaration of Trust contains certain anti-takeover provisions.
The Board may, without Shareholder vote, subject to certain exceptions, amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental thereto or an amended and restated Declaration of Trust, including, for example, to require super-majority approval of transactions with significant shareholders or other provisions that may be characterized as anti-takeover in nature.
The Declaration of Trust and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire it. Subject to the limitations of the 1940 Act, the Board may, without Shareholder action, authorize the issuance of Shares in one or more classes or series, including preferred Shares; and the Board may, without Shareholder action, make certain amendments to the Declaration of Trust. These anti-takeover provisions may inhibit a change of control in circumstances that could give Shareholders the opportunity to realize a premium over the value of the Shares.
Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of the Fund’s portfolio investments, reducing its NAV through increased net unrealized depreciation.
The Fund is required to carry investments at market value or, if no market quotation is readily available, at fair value as determined in good faith by the Valuation Designee (as defined below). When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Fund uses the pricing indicated by the external event to corroborate the Fund’s valuation. Decreases in the market values or fair values of the investments are recorded as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in the portfolio. The effect of all of these factors on the Fund’s portfolio may reduce the NAV by increasing net unrealized depreciation in the portfolio. Depending on market conditions, the Fund could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on the Fund’s business, financial condition and results of operations.

The Fund’s financial condition and results of operations depend on the Fund’s ability to manage its business effectively.
The Fund’s ability to achieve its investment objective and grow depends on Churchill’s ability to manage the business. This depends, in turn, on the ability of Churchill to identify, invest in and monitor companies that meet the Fund’s investment criteria. The achievement of the Fund’s investment objective depends upon Churchill’s execution of the Fund’s investment process, its ability to provide competent, attentive and efficient services to the Fund and, to a lesser extent, its access to financing on acceptable terms. Churchill is responsible for the overall management of the Fund's activities pursuant to the Advisory Agreement. These activities may distract them or slow the Fund’s rate of investment. Any failure to manage the Fund’s business and its future growth effectively could have a material adverse effect on its business, financial condition and results of operations. The Fund’s results of operations depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if the Fund cannot successfully operate the Fund’s business or implement its investment policies and strategies, it could negatively impact its ability to pay dividends or other distributions and an investor may lose all or part of its investment.
Churchill may not be able to achieve the same or similar returns as those achieved by its senior management and investment personnel in other products or while they were employed at prior positions.
The track record and achievements of the senior investment professionals of Churchill are not necessarily indicative of future results that will be achieved by Churchill. As a result, Churchill may not be able to achieve the same or similar returns as those previously achieved by the senior investment professionals of Churchill.
In addition, the Fund depends upon the senior investment professionals of Churchill to maintain their relationships with financial institutions, sponsors and investment professionals, and the Fund relies to a significant extent upon these relationships to provide the Fund with potential investment opportunities. If the senior investment professionals of Churchill fail to maintain such relationships, or to develop new relationships with other sources of investment opportunities, the Fund will not be able to grow its investment portfolio. In addition, individuals with whom the senior investment professionals of Churchill have relationships are not obligated to provide the Fund with investment opportunities, and, therefore, the Fund can offer no assurance that these relationships will generate investment opportunities for the Fund in the future.
The Fund operates in a highly competitive market for investment opportunities, which could reduce returns and result in losses.
The Fund competes with a number of specialty and commercial finance companies to make the types of investments that the Fund make in middle market companies, including BDCs, traditional commercial banks, private investment funds, regional banking institutions, small business investment companies, investment banks and insurance companies. Additionally, with increased competition for investment opportunities, alternative investment vehicles, such as hedge funds, may seek to invest in areas they have not traditionally invested in, including investing in middle market companies. As a result, competition for investments in middle market companies has intensified, and the Fund expects that trend to continue. Certain of the Fund’s existing and potential competitors are large and may have greater financial, technical and marketing resources than the Fund. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than the Fund. These characteristics could allow the Fund’s competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund offers. The Fund may lose investment opportunities if it does not match the Fund’s competitors’ pricing, terms and structure. If the Fund is forced to match its competitors’ pricing, terms and structure, however, the Fund may not be able to achieve acceptable returns on its investments or may bear increased risk of capital loss.
Furthermore, many of the Fund’s competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund or the source-of-income, asset diversification and distribution requirements the Fund must satisfy to obtain and maintain its RIC tax treatment. The competitive pressures the Fund face may have a material adverse effect on its business, financial condition and results of operations. As a result of this competition, the Fund may not be able to take advantage of attractive investment opportunities from time to time, and the Fund may not be able to identify and make investments that are consistent with its investment objective.
The Fund’s portfolio investments will be recorded at fair value as determined in good faith by the Adviser, as the Valuation Designee, subject to the oversight of the Board, and, as a result, there may be uncertainty as to the value of its portfolio investments.
The Board has designated the Adviser as the Fund’s Valuation Designee pursuant to Rule 2a-5 under the 1940 Act to determine the fair value of its investments that do not have readily available market quotations. Under the 1940 Act, the Fund is required to carry its portfolio investments at market value, or if there is no readily available market value, at fair value as determined by the Valuation Designee, subject to the oversight of the Board. See “Determination of Net Asset Value” for additional information.
Many of the Fund’s portfolio investments may take the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable, and the Fund values these securities at fair value as determined in good faith by the Valuation Designee, including to reflect significant events affecting the value of its securities. As part of the valuation process, the Fund may take into account the following types of factors, if relevant, in determining the fair value of its investments:
•a comparison of the Portfolio Company’s securities to publicly traded securities;
•the enterprise value of a Portfolio Company;
•the nature and realizable value of any collateral;
•the Portfolio Company’s ability to make payments and its earnings and discounted cash flow;
•the markets in which the Portfolio Company does business; and
•changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.
The Fund expects that most of its investments (other than cash and cash equivalents) will be classified as Level 3 in the fair value hierarchy and require disclosures about the level of disaggregation along with the inputs and valuation techniques the Fund uses to measure fair value. This means that the Fund’s portfolio valuations are based on unobservable inputs and its own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of the Fund’s portfolio investments require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. The Fund employs the services of one or more independent service providers to review the valuation of these securities. The types of factors that the Valuation Designee may take into account in determining the fair value of the Fund’s investments generally include, as appropriate, comparison to publicly traded securities, including such factors as yield, maturity and measures of credit quality, the enterprise value of a Portfolio Company, the nature and realizable value of any collateral, the Portfolio Company’s ability to make payments and its earnings and discounted cash flow, the markets in which the Portfolio Company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Fund’s determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty in the value of the Fund’s portfolio investments, a fair value determination may cause NAV on a given date to materially understate or overstate the value that the Fund may ultimately realize upon one or more of its investments. As a result, investors purchasing the Fund’s Shares based on an overstated NAV would pay a higher price than the value of the investments might warrant. Conversely, investors selling Shares during a period in which the NAV understates the value of investments will receive a lower price for their Shares than the value the investment portfolio might warrant.

The Fund may not be able to pay distributions, its distributions may not grow over time and/or a portion of its distributions may be a return of capital.
The Fund intends to pay distributions to its shareholders. The Fund cannot assure investors that it will achieve investment results that will allow the Fund to sustain a specified level of cash distributions or make periodic increases in cash distributions. The Fund’s ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described herein. In addition, the inability to satisfy the asset coverage requirement applicable to the Fund as a registered closed-end fund could limit its ability to pay distributions. All distributions will be paid at the discretion of the Board and will depend on the Fund’s earnings, its financial condition, maintenance of its RIC tax treatment, compliance with the 1940 Act and such other factors as the Board may deem relevant from time to time. The Fund cannot assure an investor that the Fund will continue to pay distributions to its shareholders.
When the Fund makes distributions, the Fund will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s adjusted tax basis in the Fund’s Shares and, assuming that an investor holds Shares as a capital asset, thereafter as a capital gain.
The amount of any distributions the Fund may make is uncertain. The Fund’s distributions may exceed its earnings, particularly during the period before the Fund has substantially invested the net proceeds from its offering. Therefore, portions of the distributions that the Fund makes may represent a return of capital to the investor that will lower the investor’s adjusted tax basis in their Shares and reduce the amount of funds the Fund has for investment in targeted assets.
The Fund may fund its cash distributions to shareholders from any sources of funds available to the Fund, including borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to the Fund on account of preferred and common equity investments in Portfolio Companies and fee and expense reimbursement waivers from the Adviser, if any.
The Fund’s ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this private placement memorandum. In addition, the inability to satisfy the asset coverage requirement applicable to the Fund as a registered closed-end fund may limit its ability to pay distributions. All distributions are and will be paid at the discretion of its Board and will depend on its earnings, its financial condition, maintenance of its RIC tax treatment, compliance with the 1940 Act and such other factors as the Board may deem relevant from time to time. The Fund cannot assure investors that it will continue to pay distributions to its shareholders in the future. In the event that the Fund encounters delays in locating suitable investment opportunities, the Fund may pay all or a substantial portion of its distributions from borrowings or sources other than cash flow from operations in anticipation of future cash flow, which may constitute a return of capital. A return of capital is a return of the investor’s investment, rather than a return of earnings or gains derived from the Fund’s investment activities.
The Fund has not established any limit on the amount of funds the Fund may use from certain available sources, such as proceeds from the private offering, to fund distributions (which may reduce the amount of capital the Fund ultimately invest in assets).
Shareholders should understand that any distributions made from sources other than cash flow from operations or relying on fee or expense reimbursement waivers, if any, from the Adviser are not based on its investment performance, and can only be sustained if the Fund achieves positive investment performance in future periods and/or the Adviser continues to make such expense reimbursements or waivers of such fees. Further, if the Adviser elects to cover certain of its expenses pursuant to the Expense Support Agreement, this could cause a smoothing effect on its distributions because the Fund will be able to pay distributions at times when the Fund may otherwise be unable to. The extent to which the Fund pays distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in its dividend reinvestment plan, how quickly the

Fund invests the proceeds from this and any future offering and the performance of its investments. Shareholders should also understand that the Fund’s future repayments to the Adviser will reduce the distributions that they would otherwise receive. There can be no assurance that the Fund will achieve such performance in order to sustain these distributions or be able to pay distributions at all. The Adviser has no obligation to waive fees or expense reimbursements that the Fund may otherwise owe to them, if any.
Although the Fund has implemented a share repurchase program, it has discretion to not repurchase your shares or to suspend the program.
The Board may amend or suspend the share repurchase program at any time in its discretion. An investor may not be able to sell its shares on a timely basis in the event the Board amends or suspends the share repurchase program, absent a liquidity event, and the Fund currently does not intend to undertake a liquidity event, and it is not obligated by our Declaration of Trust or otherwise to effect a liquidity event at any time. The Fund will notify investors of such developments in its semi-annual reports or other filings. If less than the full amount of shares requested to be repurchased in any given repurchase offer are repurchased, funds will be allocated pro rata based on the total number of Shares being repurchased without regard to class. The share repurchase program will have many limitations and should not be considered a guaranteed method to sell shares promptly or at a desired price.
The timing of the Fund’s repurchase offers pursuant to its share repurchase program may be at a time that is disadvantageous to its shareholders.
In the event a shareholder chooses to participate in the Fund’s share repurchase program, the shareholder will be required to provide the Fund with notice of intent to participate prior to knowing what the NAV per share of the class of Shares being repurchased will be on the Repurchase Date. Although a shareholder will have the ability to withdraw a repurchase request prior to the Repurchase Date, to the extent a shareholder seeks to sell Shares to the Fund as part of its periodic share repurchase program, the shareholder will be required to do so without knowledge of what the repurchase price of the Shares will be on the Repurchase Date.
There are significant financial and other resources necessary to comply with the requirements of being an SEC reporting entity, and non-compliance may adversely affect the Fund.
In order to maintain and improve the effectiveness of the Fund’s disclosure controls and procedures and internal controls, significant resources and management oversight will be required. The Fund has implemented procedures, processes, policies and practices for the purpose of addressing such standards and requirements applicable to public companies. These activities may divert management’s attention from other business concerns, which could have a material adverse effect on its business, financial condition, results of operations and cash flows. The Fund expects to incur significant additional annual expenses related to these steps and, among other things, directors’ and officers’ liability insurance, trustee fees, reporting requirements of the SEC, transfer agent fees, additional administrative expenses payable to the Administrator.
The Fund may experience fluctuations in its operating results.
The Fund could experience fluctuations in its operating results due to a number of factors, including its ability or inability to make investments in companies that meet its investment criteria, the interest rate payable on the debt securities the Fund acquires and the default rate on such securities, the level of its expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in the markets in which the Fund operates and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
Any unrealized losses the Fund experiences on its portfolio may be an indication of future realized losses, which could reduce its income available for distribution.
As a registered closed-end fund, the Fund will be required to carry its investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by its Valuation Designee. Decreases in the market value or fair value of the Fund’s investments relative to amortized cost will be recorded as unrealized depreciation. Any unrealized losses in the Fund’s portfolio could be an indication of a Portfolio Company’s inability to meet its repayment obligations to the Fund with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of the Fund’s income available for distribution in future periods. In addition, decreases in the market value or fair value of the Fund’s investments will reduce its NAV.
Terrorist attacks, acts of war, global health emergencies or natural disasters may affect any market for the Fund’s Shares, impact the businesses in which the it invests and harm its business, operating results and financial condition.
Terrorist acts, acts of war, global health emergencies or natural disasters may disrupt the Fund’s operations, as well as the operations of the businesses in which the Fund invests. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, global health emergencies or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which the Fund invests directly or indirectly and, in turn, could have a material adverse impact on its business, operating results and financial condition. Losses from terrorist attacks, global health emergencies and natural disasters are generally uninsurable.
In addition, the outbreak of hostilities in the Middle East and escalating tensions in the region may create volatility and disruption of global markets.
The ramifications of the hostilities and sanctions, however, may not be limited to Russia and the Middle East and Russian or Middle Eastern companies, respectively, but may spill over to and negatively impact other regional and global economic markets (including Europe and the United States), companies in other countries (particularly those that have done business with Russia) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility, cause severe negative effects on regional and global economic markets, industries, and companies and have a negative effect on the Fund’s investments and performance, which may, in turn, impact the valuation of such Portfolio Companies. In addition, parties in such conflicts may take retaliatory actions and other countermeasures, including cyberattacks and espionage against other countries and companies around the world, which may negatively impact such countries and the companies in which the Fund invests. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the Fund’s performance and the value of an investment in the Fund.
The Fund is currently operating in a period of significant market disruption and economic uncertainty, which may have a negative impact on the Fund’s business, financial condition and operations. An extended disruption in the capital markets and the credit markets could negatively affect the Fund’s business.
From time to time, capital markets may experience periods of disruption and instability. The U.S. capital markets have experienced extreme volatility and disruption following the global outbreak of COVID-19 that began in December 2019, U.S. military action overseas, the conflict between Russia and Ukraine that began in late February 2022, and the ongoing war in the Middle East. Even after the COVID-19 pandemic subsided, the U.S. economy, as well as most other major economies, have continued to experience unpredictable economic conditions, and the Fund anticipates businesses would be materially and adversely affected by any prolonged economic downturn or recession in the United States and other major markets. In addition, disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets.
The current economic conditions have resulted in an adverse impact on the ability of lenders to originate loans, the volume and type of loans originated, the ability of borrowers to make payments and the volume and type of amendments and waivers granted to borrowers and remedial actions taken in the event of a borrower default, each of which could negatively impact the amount and quality of loans available for investment by the Fund and returns to the Fund, among other things. The U.S. credit markets (in particular for middle market loans) have experienced the following, among other things: (i) increased draws by borrowers on revolving lines of credit and other financing instruments; (ii) increased requests by borrowers for amendments and waivers of their credit agreements to avoid default, increased defaults by such borrowers and/or increased difficulty in obtaining refinancing at the maturity dates of their loans and increased uses of PIK features; and (iii) greater volatility in pricing and spreads and difficulty in valuing loans during periods of increased volatility, and liquidity issues.
These conditions and future market disruptions and/or illiquidity could have an adverse effect on the Fund (and the Fund’s Portfolio Companies’) business, financial condition, results of operations and cash flows. Ongoing unfavorable economic conditions may increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund’s Portfolio Companies and/or the Fund. These events have limited and could continue to limit the Fund’s investment originations, limit the Fund’s ability to grow and have a material negative impact on the Fund’s operating results and the fair values of the Fund’s debt and equity investments. The Fund may have to access, if available, alternative markets for debt and equity capital, and a severe disruption in the global financial markets, deterioration in credit and financing conditions, continued increases in interest rates or uncertainty regarding U.S. government spending and deficit levels or other global economic conditions could have a material adverse effect on the Fund’s business, financial condition and results of operations.
The Fund and its Portfolio Companies are susceptible to the effects of economic slowdowns or recessions. The global growth cycle is in a mature phase and signs of slowdown are evident in certain regions around the world. Periods of elevated inflation and high interest rates, such as those experienced in recent years, can contribute to significant volatility in debt and equity markets. Although inflation moderated from elevated levels experienced in 2022 and 2023, inflationary pressures persisted throughout the second quarter of 2026, and U.S. inflation remained above the Federal Reserve's target. Following interest rate reductions in the third and fourth quarters of 2025, the Federal Reserve held interest rates steady throughout the first half of 2026 before raising interest rates in September 2026 in response to persistent inflationary pressures. Despite prior reductions, rates remained elevated relative to the interest rate environment prior to the monetary tightening cycle that began in 2022, and the September 2026 rate hike further increased borrowing cost for the Fund and its portfolio companies.
While the Fund intends to continue to source and invest in new loan transactions to U.S. middle market companies, the Fund cannot be certain that the Fund will be able to do so successfully or consistently. A lack of suitable investment opportunities may impair the Fund’s ability to make new investments, and may negatively impact the Fund’s earnings and result in decreased dividends to the shareholders.
If current economic conditions continue for an extended period of time, loan delinquencies, loan non-accruals, problem assets, and bankruptcies may increase. In addition, collateral for the Fund’s loans may decline in value, which could cause loan losses to increase and the net worth and liquidity of loan guarantors could decline, impairing their ability to honor commitments to the Fund. An increase in loan delinquencies and non-accruals or a decrease in loan collateral and guarantor net worth could result in increased costs and reduced income, which would have a material adverse effect on the Fund’s business, financial condition or results of operations. The Fund also continue to observe supply chain interruptions, labor difficulties, commodity inflation and elements of economic and financial market instability both globally and in the United States, which could adversely impact the Fund’s results of operations and financial condition.
The Fund will need to raise additional capital in the future in order to continue to make investments in accordance with the business and investing strategy and to pursue new business opportunities. Ongoing disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict the Fund’s business operations and could adversely impact its results of operations and financial condition.
In addition, the Fund generally is required to distribute at least 90% of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to its shareholders to qualify as a RIC. As a result, these earnings will not be available to fund new investments. An inability to access the capital markets successfully could limit the Fund’s ability to grow its business and execute its business strategy fully and could decrease its earnings, if any, which may have a material adverse effect on its business, results of operations and financial performance.

The Fund cannot be certain as to the duration or magnitude of the ongoing economic condition in the markets in which the Fund and its Portfolio Companies operate and corresponding declines in economic activity that may negatively impact the U.S. economy and the markets for the various types of goods and services provided by U.S. middle market companies. Depending on the duration, magnitude and severity of these conditions and their related economic and market impacts, certain of the Fund’s Portfolio Companies may suffer declines in earnings and could experience financial distress, which could cause them to default on their financial obligations to the Fund and their other lenders. In consideration of these and related factors, the Fund has downgraded its internal ratings with respect to certain Portfolio Companies and may make additional downgrades with respect to other Portfolio Companies in the future as conditions warrant and new information becomes available.
New or modified laws or regulations governing the Fund’s operations could adversely affect the Fund’s business.
The Fund and its Portfolio Companies are subject to regulation by laws at the U.S. federal, state and local levels. These laws and regulations, as well as their interpretation, could change from time to time, including as the result of interpretive guidance or other directives from the U.S. President and others in the executive branch, and new laws, regulations and interpretations could also come into effect. In recent years, there has been increased regulatory enforcement activity and rulemaking impacting the financial services industry. It is possible that the SEC and certain other regulatory bodies could pursue policy changes that could impose additional costs on the Fund and its investments, require significant attention of senior management or result in limitations on the manner in which the Fund or the companies in which it invests conduct business. While this risk may increase or decrease with changing U.S. presidential administrations and different expressed policy priorities, the Fund cannot predict at this time whether and the extent to which the current U.S. presidential administration and senior officials at the SEC and other federal agencies will pursue any specific policy priorities or changes. In addition, uncertainty regarding legislation and regulations affecting the financial services industry or taxation could adversely impact the Fund’s business or the business of its Portfolio Companies.
The effects of legislative and regulatory proposals directed at the financial services industry or affecting taxation could negatively impact the operations, cash flows or financial condition of the Fund or its Portfolio Companies, impose additional costs on the Fund or its Portfolio Companies, intensify the regulatory supervision of the Fund or its Portfolio Companies or otherwise adversely affect the Fund’s business or the business of its Portfolio Companies. In addition, if the Fund does not comply with applicable laws and regulations, the Fund could lose any licenses that the Fund then holds for the conduct of the Fund’s business and could be subject to civil fines and criminal penalties.
The Fund invests in securities of issuers that are subject to governmental and non-governmental regulations, including by federal and state regulators and various self-regulatory organizations. Companies participating in regulated activities could incur significant costs to comply with these laws and regulations. If a company in which the Fund invests fails to comply with an applicable regulatory regime, it could be subject to fines, injunctions, operating restrictions or criminal prosecution, any of which could materially and adversely affect the value of its investment.
Additionally, changes to the laws and regulations governing the Fund’s operations, including those associated with RICs, could cause the Fund to alter its investment strategy in order to avail itself of new or different opportunities or result in the imposition of U.S. federal income taxes on the Fund. Such changes could result in material differences to the Fund’s strategies and plans and could shift its investment focus from the areas of expertise of Churchill to other types of investments in which Churchill may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on the Fund’s results of operations and the value of an investment in the Fund. If the Fund invests in commodity interests in the future, the Adviser could determine not to use investment strategies that trigger additional regulation by the U.S. Commodity Futures Trading Commission (“CFTC”) or could determine to operate subject to CFTC regulation, if applicable. If we, the Adviser or Churchill were to operate subject to CFTC regulation, the Fund could incur additional expenses and would be subject to additional regulation.
Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulations. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension could negatively impact the Fund’s operations, cash flows or financial condition, impose additional costs on the Fund, intensify the regulatory supervision of the Fund or otherwise adversely affect its business, financial condition and results of operations.
Changes to U.S. tariff and import/export regulations may have a negative effect on the operations of the Fund’s Portfolio Companies and, in turn, negatively impact the Fund.
The U.S. government has recently imposed, and may in the future increase, tariffs on specific countries and commodities. In response, certain foreign trading partners, and others in the future, may impose retaliatory tariffs on certain U.S. goods. The foregoing has created significant uncertainty about the future relationship between the United States and certain other countries with respect to trade policies, treaties and new and increased tariffs. These developments, or the continued uncertainty relating to U.S. trade policies, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. The uncertainty relating to U.S. trade policies has increased market volatility. Any of these factors could depress economic activity and restrict certain of the Fund’s Portfolio Companies’ access to suppliers or customers, and increase costs, decrease margins, and reduce the competitiveness of products and services offered by its Portfolio Companies. The foregoing may adversely affect the revenues and profitability of such Portfolio Companies and, in turn, negatively affect the Fund’s results of operations, which could cause the net asset value of the Shares to decline. It is not possible to predict the impact that these or similar future events will have on the United States and other economies, specific industries, the Fund or its underlying Portfolio Companies from an economic, tax or regulatory perspective, but any such impact could be material and adverse for the Fund.
The failure of cybersecurity protection systems, as well as the occurrence of events unanticipated in the Fund’s disaster recovery systems and management continuity planning, could impair its ability to conduct business effectively.
The Fund, and others in its industry, are the targets of malicious cyber activity, which the Fund works hard to prevent. A successful cyber-attack, whether perpetrated by criminal or state-sponsored actors, against the Fund or its service providers, or an accidental disclosure of non-public information, could have an adverse effect on the Fund’s ability to conduct business and on its results of operations and financial condition, particularly if those events affect its computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of the members of the Fund’s management were unavailable in the event of a disaster, its ability to effectively conduct the Fund’s business could be severely compromised.
The Adviser and its third-party service providers with which the Fund does business depend heavily upon computer systems to perform necessary business functions. Despite the implementation of a variety of security measures, computer systems could be subject to unauthorized access, acquisition, use, alteration, or destruction, such as from the insertion of malware (including ransomware), physical and electronic break-ins or unauthorized tampering. The Adviser may experience threats to its data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary, personal, and other information processed and stored in, and transmitted through, the Adviser's computer systems and networks, or otherwise cause interruptions or malfunctions in operations, which could result in damage to the Fund’s reputation, financial losses, litigation, increased costs, regulatory enforcement action and penalties and/or customer dissatisfaction or loss.
Third parties with which the Fund does business are sources of cybersecurity or other technological risks. The Fund outsources certain functions and these relationships allow for the storage and processing of its information, as well as customer, counterparty, employee and borrower information. Cybersecurity failures or breaches of the Adviser and other service providers (including, but not limited to, accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, also have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with its ability to calculate its NAV, impediments to trading, the inability of its shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputation damages, reimbursement of other compensation costs, or additional compliance costs. While the Fund engages in actions to reduce its exposure resulting from outsourcing, ongoing threats may result in unauthorized access, acquisition, use, alteration or destruction of data, or other cybersecurity incidents, with increased costs and other consequences, including those described above. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify its protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks. Currently, the Fund is covered under TIAA's insurance policy relating to cybersecurity risks; however, the Fund may be required to expend significant additional resources to modify its protective measures or to investigate and remediate vulnerabilities or other exposures, and the Fund may be subject to litigation and financial losses that are not fully insured.
The Fund and its service providers may be impacted by operating restrictions, which may include requiring employees to continue to work from remote locations. Policies of extended periods of remote working, whether by the Fund or its service providers, could strain technology resources, introduce operational risks and otherwise heighten the risks described above. Remote working environments may be less secure and more susceptible to hacking attacks, including phishing and social engineering attempts that seek to exploit weaknesses in a remote work environment. Accordingly, the risks described above are heightened under current conditions, which may continue for an unknown duration.
The Fund may be subject to risks associated with artificial intelligence.
Recent technological advances in artificial intelligence and machine learning technology may pose risks to the Fund and its portfolio companies. The Fund and the Adviser may utilize artificial intelligence tools in our business activities, including generative artificial intelligence technologies, machine learning, data analytics, and aggregation tools. The use of artificial intelligence is in its early stages, and ineffective or inadequate development or deployment could be costly and may involve unforeseen difficulties, such as undetected errors or material performance issues. Additionally, whether or not known to us, third-party service providers or other counterparties of ours or our portfolio companies may use artificial intelligence and machine learning technology in their business activities.
Because artificial intelligence is reliant on the collection and analysis of large amounts of data, the effectiveness of the results generated by such technology could be impacted by inaccuracies and/or errors, which may be material. To the extent that the Fund or its portfolio companies are exposed to the risks of artificial intelligence and machine learning technology use, any such inaccuracies or errors could have adverse impacts on our investments. Artificial intelligence and its applications, including in the investment management and capital markets industries, continue to develop rapidly, and it is impossible to predict the future risks applicable to the Fund that may arise from such developments.
In addition, regulators are also increasing scrutiny and considering regulation of the use of artificial intelligence technologies. The Fund cannot predict what, if any, actions may be taken or the impact such actions may have on its business and results of operations. Uncertainty in the legal and regulatory regime relating to artificial intelligence, such as evolving review by the SEC, the U.S. Federal Trade Commission, and other U.S. and non-U.S. agencies and regulators, may require significant resources to modify and maintain business practices to comply with such regulations.
If the Advisers or the Administrator are unable to maintain the availability of their electronic data systems and safeguard the security of their data, their and the Fund’s ability to conduct business may be compromised, which could impair liquidity, disrupt business, damage their and our reputation and cause losses.
Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack, or damage. The Fund, the Adviser, and the Administrator are subject to cybersecurity risks. Information cybersecurity risks have significantly increased in recent years and, while the Fund, the Adviser and the Administrator have not experienced any material losses relating to cyber-attacks or other information security breaches, we could suffer such losses in the future. The Adviser’s and the Administrator’s computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code, network failures, computer and technology failures, infiltration by unauthorized persons and other security breaches, usage errors by their respective professionals or service providers, or other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information relating to shareholders (and their beneficial owners) and sensitive business data (including material nonpublic information of the Fund’s portfolio companies), processed and stored in, and transmitted through, the Adviser’s and the Administrator’s computer systems and networks, or otherwise cause interruptions or malfunctions in our operations or the operations of our customers or counterparties. Breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing them from being addressed appropriately. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations and the business, financial condition or results of operations of the Adviser, the Administrator and their affiliates. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In the future, the Adviser, the Administrator and the Fund’s portfolio companies may be required to expend significant additional resources to modify their protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks. In addition, the Fund, the Adviser and the Administrator may be subject to litigation and financial losses that are not fully insured.
Third parties with which the Fund, the Adviser, the Administrator, and the our portfolio companies do business also may be sources of cybersecurity or other technological risks. The Fund outsources certain functions, and these relationships allow for the storage and processing of our information, as well as customer, counterparty, employee and borrower information. While the Fund, the Adviser, the Administrator, and our portfolio companies engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure or destruction of data, or other cybersecurity incidents, with increased costs and other consequences, including those described above. Further, the continued remote working conditions have heightened ours and our portfolio companies' vulnerability to a cybersecurity risk or incident.
The Fund’s business is dependent on bank relationships and recent strain on the banking system may adversely impact the Fund.
The financial markets have encountered volatility associated with concerns about the balance sheets of banks, especially small and regional banks that may have significant losses associated with investments that make it difficult to fund demands to withdraw deposits and other liquidity needs. Although the federal government previously announced measures to assist these banks and protect depositors, there can be no assurance that similar measures will be implemented during future periods of volatility. The Fund’s business is dependent on bank relationships, including small and regional banks, and the Fund proactively monitors the financial health of banks with which the Fund (or its Portfolio Companies) do or may in the future do business. To the extent that the Fund’s Portfolio Companies work with banks that are negatively impacted by the foregoing, such Portfolio Companies’ ability to access their own cash, cash equivalents and investments may be threatened. In addition, such affected Portfolio Companies may not be able to enter into new banking arrangements or credit facilities, or receive the benefits of their existing banking arrangements or credit facilities. Any such developments could harm the Fund’s business, financial condition, and operating results, and prevent the Fund from fully implementing its investment plan. Continued strain on the banking system may adversely impact the Fund’s business, financial condition and results of operations.
The Fund may not be able to obtain all required state licenses.
The Fund may be required to obtain various state licenses in order to, among other things, originate commercial loans. Applying for and obtaining required licenses can be costly and take several months. There is no assurance that the Fund will obtain all of the licenses that needed on a timely basis. Furthermore, the Fund will be subject to various information and other requirements in order to obtain and maintain these licenses, and there is no assurance that the Fund will satisfy those requirements. The failure to obtain or maintain licenses might restrict investment options and have other adverse consequences.
Downgrades of the U.S. credit rating, impending automatic spending cuts or government shutdowns could negatively impact the Fund’s liquidity, financial condition and earnings.
U.S. debt ceiling and budget deficit concerns have increased the possibility of credit-rating downgrades or a recession in the United States. U.S. lawmakers have passed legislation to raise the federal debt ceiling on multiple occasions, but there is no guarantee that any such legislation will be passed in the future. Additionally, concerns over the United States' budget deficit have led ratings agencies to lower, or threaten to lower, the long-term sovereign credit rating of the United States, including downgrades by Fitch from AAA to AA+ in August 2023 and by Moody’s from AAA to AA1 in May 2025. There is no guarantee that there will not be further downgrades, or downgrades by other ratings agencies, in the future.
The impact of the increased debt ceiling and/or downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. These developments could cause interest rates and borrowing costs to rise, which may negatively impact the Fund’s ability to access the debt markets on favorable terms. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time, and may lead to additional shutdowns in the future. Continued adverse political and economic conditions could have a material adverse effect on the Fund’s business, financial condition and results of operations.
U.S. policy changes may adversely affect the Fund’s business.
Political and governmental shifts in the United States have led to changing stances on numerous domestic and international issues. These changes, along with the resultant economic uncertainty, could impact the Fund’s ability to source, negotiate, execute, manage, or exit investments. Actions taken by the United States government may have significant global effects—including on market and financial conditions, trade policies, tax rates, legal or regulatory regimes and broader economic and social dynamics. Such actions could also prompt reciprocal, retaliatory, or responsive measures from other countries, regional blocs (including the European Union), corporations, or other market participants. The United States has indicated that it may seek to withdraw from, renegotiate, amend, rescind or not abide by certain agreements, policies, regulations, statutes and other measures, and could pursue policy outcomes that may diverge significantly from prior assumptions. However, the specific measures that will be implemented or enacted, as well as their impact on the Fund and its Portfolio Companies, remain uncertain and could change frequently. Any such developments could materially affect the Fund’s projections, goals, assumptions, targets, estimates, forecasts, strategies or plans in ways that cannot currently be determined with any certainty, including through effects (inside and outside the United States) on the desirability of certain financial or nonfinancial assets, the investability of certain countries or regions, the business prospects of certain industries, the certainty or predictability of legal systems and otherwise.
The success of the Fund’s activities will be affected by general economic and market conditions.
The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers or tariffs, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of geopolitical tension (such as a deterioration in the bilateral relationship between the U.S. and China, the war between Russia and Ukraine, or the conflict in Israel, Gaza and surrounding areas), including any resulting sanctions, export controls or other restrictive actions that may be imposed by the U.S. and/or other countries against governmental or other entities in, for example, Russia, could lead to disruption, instability and volatility in the global markets. Unfavorable economic conditions also would be expected to increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund.

Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices.
Current and historic market turmoil has illustrated that market environments may, at any time, be characterized by uncertainty, volatility and instability. Serious economic disruptions may result in governmental authorities and regulators enacting significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably increasing or lowering interest rates, which, in some cases resulted in negative interest rates.
As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as the COVID-19 outbreak in 2020, persists for an extended period of time. The value of the Fund’s investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf the Fund.
Governments and regulators may take actions that affect the regulation of the Fund or the instruments in which the Fund invests, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the Fund’s abilities to achieve its investment objective or otherwise adversely impact an investment in the Fund. Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. For example, concerns about the U.S. government’s credit quality may cause increased volatility in the stock and bond markets, higher interest rates, reduced prices and liquidity of U.S. Treasury securities, and/or increased costs of various kinds of debt. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments.
The Fund’s investment strategy and the availability of opportunities satisfying the Fund’s risk-adjusted return parameters relies in part on observable trends and conditions in the financial markets and in some cases the improvement of such conditions. Trends and historical events do not imply, forecast or predict future events and, in any event, past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct and actual events and circumstances may vary significantly.
Many of the issuers in which the Fund will make investments may be susceptible to economic slowdowns or recessions and may be unable to repay the loans made to them during these periods. Therefore, non-performing assets may increase and the value of the Fund’s portfolio may decrease during these periods as the Fund is required to record the investments at their current fair value. Adverse economic conditions also may decrease the value of collateral securing some of the Fund’s loans and the value of its equity investments. Economic slowdowns or recessions could lead to financial losses in the Fund’s portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase the Fund’s and the issuers’ funding costs, limit the Fund’s and the issuers’ access to the capital markets or result in a decision by lenders not to extend credit to the Fund or the issuers. These events could prevent the Fund from increasing investments and harm its operating results.
An issuer’s failure to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross- defaults under other agreements and jeopardize the issuer’s ability to meet its obligations under the debt that the Fund holds. The Fund may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. In addition, if one of the issuers were to go bankrupt, depending on the facts and circumstances, a bankruptcy court might subordinate all or a portion of the Fund’s claim to that of other creditors.
The prices of financial instruments in which the Fund may invest can be highly volatile. General fluctuations in the market prices of securities may affect the value of the investments held by the Fund. Instability in the securities markets may also increase the risks inherent in the Fund’s investments.
The Fund may be subject to risks related to certain non-U.S. investments.
The Fund expects to invest a portion of its aggregate commitments outside of the United States. Non-U.S. securities or instruments involve certain factors not typically associated with investing in U.S. securities or instruments, including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the various non-U.S. currencies in which the Fund’s non-U.S. investments are denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between the U.S. and non-U.S. securities markets, including higher rates of inflations, higher transaction costs and potential price volatility in, and relative illiquidity of, some non-U.S. securities markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less governmental supervision and regulation in some countries; (v) certain economic, social and political risks, including potential exchange control regulations and restrictions on non-U.S. investment and repatriation of capital, the risks of political, economic or social instability, including the risk of sovereign defaults, and the possibility of expropriation or confiscatory taxation and adverse economic and political development; (vi) the possible imposition of non-U.S. taxes on income and gains recognized with respect to such securities or instruments; (vii) differing, and potentially less well developed or well-tested laws regarding creditor’s rights (including the rights of secured parties), corporate governance, fiduciary duties and the protection of investors; (viii) difficulty in enforcing contractual obligations; (ix) differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (x) reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; (xi) political hostility to investments by foreign or private investment fund investors; and (xii) less publicly available information.
In addition, the Fund’s investments in the debt of issuers located in certain non-U.S. jurisdictions may be adversely affected as a result of the ownership or control of an equity stake in such issuers by the Adviser and/or its affiliates. For example, in certain circumstances, the Fund could be subject to German “equity substitution rules” (similar to equitable subordination in the United States) if an issuer in which the Fund holds a debt investment and in which the Adviser and/or its affiliates holds an equity investment was to become insolvent. In such case, among other things, (i) the Fund may not be able to enforce its rights with respect to collateral, if any, (ii) the debt held by the Fund may be subordinated and (iii) the receiver may be entitled to reclaim amounts paid to the Fund within one year of the filing for commencement of insolvency proceedings or thereafter. The laws of other non-U.S. jurisdictions in which the Fund may seek to invest may have rules similar to Germany’s “equity substitution rules” discussed above, and the consequences to the Fund with respect to such rules may be more or less severe. Moreover, additional laws and regulations in non-U.S. jurisdictions in which the Fund may invest may affect the Fund’s investments in such jurisdictions in a manner that differs adversely from the results that would occur under U.S. laws and regulations applied to similar facts.

Additionally, the Fund may be less influential than other market participants in jurisdictions where it or the Adviser do not have a significant presence. The Fund may be subject to additional risks, which include possible adverse political and economic development, possible seizure or nationalization of non-U.S. deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. Furthermore, some of the securities may be subject to brokerage taxes levied by governments, which has the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. While the Adviser intends, where deemed appropriate, to seek to manage the Fund in a manner that will minimize exposure to the foregoing risks and will take these factors into consideration in making investment decisions for the Fund, there can be no assurance that adverse developments with respect to such risks will not adversely affect the assets of the Fund that are held in certain countries.
The Fund may be subject to risks related to Foreign Currency Risks.
A significant portion of the Fund’s investments (and the income and gains received by the Fund in respect of such investments) may be denominated in currencies other than the U.S. dollar. However, the books of the Fund will be maintained, and contributions to and distributions from the Fund will generally be made, in U.S. dollars. Accordingly, changes in foreign currency exchange rates and exchange controls may materially adversely affect the value of the investments and the other assets of the Fund. For example, any significant depreciation in the exchange rate of the Euro, or any other currency in which the Fund makes investments, against the U.S. dollar, could adversely affect the value of dividends or proceeds on investments denominated in the Euro or such other currencies. In addition, the Fund will incur costs, which may be significant, in connection with the conversion of various currencies.
The Fund may be subject to risks related to currency hedging.
The Adviser may seek to hedge all or a portion of the Fund’s foreign currency risk. For example, the Fund may enter into foreign currency forward contracts to reduce the Fund’s exposure to foreign currency exchange rate fluctuations in the value of foreign currencies. In a foreign currency forward contract, the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. Forward foreign currency contracts are marked-to-market at the applicable forward rate. There is no guarantee that it will be practical to hedge currency risks or that any efforts to do so will be successful. The use of foreign currency forward contracts is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of foreign currency forward contracts will achieve their intended result. If the Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, currency prices or other variables, the use of foreign currency forward contracts could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of foreign currency forward contracts and the value of the portfolio assets (if any) being hedged could also result in losses.
The Fund may be subject to risks related to the use of leverage.
From time to time, the Fund may employ leverage to achieve its investment objective. While the Fund does not currently expect to borrow for investment purposes, it reserves the right to do so in the future in its sole discretion. Subject to prevailing market conditions, the Fund may add financial leverage if, immediately after such borrowing, it would have asset coverage (as defined in the 1940 Act) of 300% or more (for leverage obtained through debt) or 200% or more (for leverage obtained through preferred stock, although the Fund does not intend to issue preferred stock). The Fund will be limited in its ability to borrow (or guarantee other obligations) by the 1940 Act requirement that a registered investment company must satisfy an “asset coverage” requirement of 300% of its indebtedness (or 200% with respect to preferred equity), including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed 33% the value of its total assets (including the indebtedness) and the combined value of preferred stock and indebtedness may not exceed 50%. Any expenses related to the use of borrowings is expected to be minimal.

In addition, pursuant to Rule 18f-4 under the 1940 Act, registered investment companies that make significant use of derivatives are required to operate subject to a value-at-risk leverage limit, adopt a derivatives risk management program and appoint a derivatives risk manager, and comply with various testing and board reporting requirements. Such requirements may limit the ability of the Fund to invest in derivatives, short sales and similar financing transactions, limit the Fund’s ability to employ certain strategies that use these instruments and/or adversely affect the Fund’s efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objective.
Subject to certain exceptions, the Fund is required to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions if the Fund has elected to treat them as borrowings) subject to a limit on notional derivatives exposure as a limited derivatives user or subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and testing requirements and requirements related to board reporting. These requirements may limit the ability of the Fund to invest in derivatives, short sales and similar financing transactions, limit the Fund’s ability to employ certain strategies that use these instruments and/or adversely affect the Fund’s efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives. The Fund currently expects to operate as a limited derivatives user and limit the notional amount of its derivatives exposure to no more than 10% of its net assets.
The Fund is expected to utilize leverage less frequently than other closed end funds and other investment products such as BDCs, which may have a negative impact on the Fund’s overall performance. In addition, the Fund may hold significant amounts of cash to fund investments or to meet repurchase requests, which may negatively impact the Fund’s performance. Under Rule 18f-4, a fund may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a Portfolio Company, if the fund has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. The Fund has adopted policies and procedures to comply with the requirements of the rule. Compliance with Rule 18f-4 may limit the Fund’s ability to use derivatives and/or enter into certain other financial contracts.”
Risks Related to the Fund’s Investments
The Fund’s investments in leveraged Portfolio Companies may be risky, and an investor could lose all or part of its investment.
Investment in leveraged companies involves a number of significant risks. Leveraged companies in which the Fund may invest may have limited financial resources and may be unable to meet their obligations under their debt securities that the Fund holds. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund’s realizing any guarantees that the Fund may have obtained in connection with its investment. In addition, the Fund’s junior secured loans are generally subordinated to Senior Loan Investments. As such, other creditors may rank senior to the Fund in the event of an insolvency.
The Fund typically invests in middle market, privately owned companies, which may present a greater risk of loss than loans to larger companies.
The Fund invests in loans to middle market, privately owned companies. Compared to larger, publicly traded firms, these companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position and may need more capital to expand, compete and operate their business. In addition, many of these companies may be unable to obtain financing from public capital markets or from traditional sources, such as commercial banks. Accordingly, loans made to these types of borrowers may entail higher risks than loans made to companies that have larger businesses, greater financial resources or are otherwise able to access traditional credit sources on more attractive terms.

Investing in middle market, privately owned companies involves a number of significant risks, including, but not limited to, that middle market companies:
•may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
•are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Fund’s Portfolio Company and, in turn, on it;
•typically have more limited access to the capital markets, which may hinder their ability to refinance borrowings;
•will be unable to refinance or repay at maturity the unamortized loan balance as the Fund structures its loans such that a significant balance remains due at maturity;
•generally have less predictable operating results, may be particularly vulnerable to changes in customer preferences or market conditions, and may depend on one or a limited number of major customers;
•may be parties to litigation from time to time, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and
•generally have less publicly available information about their businesses, operations and financial condition, and, if the Fund is unable to uncover all material information about these companies, the Fund may not make a fully informed investment decision, and may lose all or part of its investment.
Any of these factors or changes thereto could impair a Portfolio Company’s financial condition, results of operation, cash flow or result in other adverse events, such as bankruptcy, any of which could limit a Portfolio Company’s ability to make scheduled payments on loans from the Fund. This, in turn, may lead to their inability to make payments on outstanding borrowings, which could result in losses in the Fund’s loan portfolio and a decrease in its net interest income and book value.
The Fund is subject to risks associated with the Fund Senior Loan Investments.
The Fund invests in Senior Loan Investments, which are usually rated below investment grade or also may be unrated. As a result, the risks associated with senior loans may be considered by credit rating agencies to be similar to the risks of below investment grade fixed-income instruments. Senior Loan Investments rated below investment grade are considered speculative because of the credit risk of the company incurring the indebtedness. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to the Fund, and such defaults could have a material adverse effect on its performance. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan Investment may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan Investment may decline in value or become illiquid, which would adversely affect the Senior Loan Investment's value.
There may be less readily available and reliable information about most Senior Loan Investments than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act or registered under the Exchange Act. As a result, Churchill will rely primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of Churchill.
In general, the secondary trading market for senior secured loans is not well developed. No active trading market may exist for certain Senior Loan Investments, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loan Investments quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loan Investments, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

The Fund is subject to risks associated with its Junior Capital Investments.
The Fund invests in Junior Capital Investments, which are typically comprised of second-lien loans, unsecured debt, subordinated debt and last-out positions in unitranche loans (including fixed- and floating-rate instruments and instruments with PIK income). Although certain Junior Capital Investments are typically senior to common stock or other equity securities, the equity and junior debt securities in which the Fund will invest may be subordinated to substantial amounts of a Portfolio Company’s senior debt, all or a significant portion of which may be secured. Such junior or subordinated investments may be characterized by greater credit risks than those associated with the senior obligations of the same Portfolio Company. These subordinated securities may not be protected by financial covenants, such as limitations on the incurrence of additional indebtedness, that may apply to certain types of senior secured debt instruments. Holders of junior and subordinated debt generally are not entitled to receive full payments in bankruptcy or liquidation until senior creditors are paid in full. In addition, the remedies available to holders of junior debt are normally limited by restrictions benefiting senior creditors.
In addition, subordinated investments are generally more volatile than senior secured loans and are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. If the Fund makes a subordinated investment in a Portfolio Company, the Portfolio Company may be highly leveraged, and its relatively high loan-to-value ("LTV") ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations. In the event a Portfolio Company that the Fund invests in on a junior or subordinated basis cannot generate adequate cash flow to meet all of its debt obligations, the Fund may suffer a partial or total loss of capital invested.
The Fund is subject to risks associated with its investments in equity-related securities.
The Fund invests in equity-related securities, such as Equity Co-Investments or equity rights and/or warrants that may be converted into or exchanged for the issuer’s common stock or the cash value of the issuer’s common stock. The equity interests the Fund holds may not appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity interests, and any gains that the Fund realizes in the disposition of any equity interests may not be sufficient to offset any other losses the Fund experiences. The Fund will generally have little, if any, control over the timing of any gains the Fund may realize from its equity investments. The Fund also may be unable to realize any value if a Portfolio Company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow the Fund to sell the underlying equity interests. The Fund may be unable to exercise any put rights the Fund acquires, which would grant the Fund the right to sell its equity securities back to the Portfolio Company, for the consideration provided in its investment documents if the issuer is in financial distress. Additionally, the Fund may make equity or equity-related investments alongside a Senior Loan Investment, which may result in conflicts related to the rights of those investments.
When the Fund invests in Senior Loan Investments and Junior Capital Investments, it may acquire equity securities as well. In addition, the Fund may invest directly in the equity securities of issuers. The Fund’s goal is ultimately to dispose of such equity interests and realize gains upon its disposition of such interests. However, the equity interests received may not appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity interests, and any gains that it does realize on the disposition of any equity interests may not be sufficient to offset any other losses experienced.
The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

The Fund is subject to risks associated with its investments and trading of liquid assets, including broadly syndicated loans.
From time to time, the Fund may invest in liquid assets, such as broadly syndicated loans, high yield bonds, structured finance securities, shares of investment companies and other instruments that may be publicly traded and have a readily available market value. These investments may expose the Fund to various risks, including with respect to liquidity, price volatility, interest rate risk, ability to restructure in the event of distress, credit risks and less protective issuing documentation, than is the case with the private middle market loans that comprise the majority of its investment portfolio. Certain of these instruments may be fixed rate assets, thereby exposing the Fund to interest rate risk in the valuation of such investments. Additionally, the financial markets in which these assets may be traded are subject to significant volatility (including due to macroeconomic conditions), which may impact the value of such investments and the Fund’s ability to sell such instruments without incurring losses. The foregoing may result in volatility in the valuation of the Fund’s liquid investments (including in any broadly syndicated loans that the Fund invests in), which would, in turn, impact its NAV. Similarly, a sudden and significant increase in market interest rates may increase the risk of payment defaults and cause a decline in the value of these investments and in the Fund’s NAV. The Fund may sell its liquid investments (including broadly syndicated loans) from time to time in order to generate proceeds for use in its investment program, and the Fund may suffer losses in connection with any such sales, due to the foregoing factors. The Fund may not realize gains from its investments in liquid assets and any gains that the Fund realizes may not be sufficient to offset any other losses the Fund experiences.
The Fund is subject to risks associated with “covenant-lite” loans.
The Fund invests in “covenant-lite” loans, which generally refers to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent the Fund is exposed to “covenant-lite” loans, the Fund may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
The Fund is subject to risks associated with its investments in unitranche secured loans and securities.
The Fund invests in unitranche secured loans, which are a combination of senior secured and junior secured debt in the same facility. Unitranche secured loans provide all of the debt needed to finance a leveraged buyout or other corporate transaction, both senior and junior, but generally in a first-lien position, while the borrower generally pays a blended, uniform interest rate rather than different rates for different tranches. Unitranche secured debt generally requires payments of both principal and interest throughout the life of the loan. Generally, the Fund expects these securities to carry a blended yield that is between senior secured and junior debt interest rates. Unitranche secured loans provide a number of advantages for borrowers, including the following: simplified documentation, greater certainty of execution and reduced decision-making complexity throughout the life of the loan. In some cases, a portion of the total interest may accrue or be paid in kind. Because unitranche secured loans combine characteristics of senior and junior financing, unitranche secured loans have risks similar to the risks associated with senior secured and second-lien loans and junior debt in varying degrees according to the combination of loan characteristics of the unitranche secured loan.
The loans the Fund makes in Portfolio Companies may become non-performing.
A loan or debt obligation may become non-performing for a variety of reasons. Such non-performing loans may require substantial workout negotiations or restructuring that may entail, among other things, a substantial reduction in the interest rate, a substantial write-down of the principal amount of the loan and/or the deferral of payments. In addition, such negotiations or restructuring may be quite extensive and protracted over time and therefore may result in substantial uncertainty with respect to the ultimate recovery. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default on a loan or participate in the restructuring of such obligation. The liquidity for defaulted loans may be limited, and to the extent that defaulted loans are sold, it is highly unlikely that the proceeds from such sale will be equal to the amount of unpaid principal and interest thereon.

In connection with any such defaults, workouts or restructuring, although the Fund exercises voting rights with respect to an individual loan, the Fund may not be able to exercise votes in respect of a sufficient percentage of voting rights with respect to such loan to determine the outcome of such vote.
The lack of liquidity in its investments may adversely affect the Fund’s business.
Generally, the Fund’s assets are invested in illiquid securities, and a substantial portion of its investments in leveraged companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for the Fund to sell such investments when desired. In addition, if the Fund is required to liquidate all or a portion of its portfolio quickly, the Fund may realize significantly less than the value at which the Fund has previously recorded these investments. As a result, the Fund does not expect to achieve liquidity in its investments in the near-term. However, to maintain its qualifications as a RIC, the Fund may have to dispose of investments if the Fund does not satisfy one or more of the applicable criteria under the applicable regulations.
Additionally, any disruption in economic activity may have a negative effect on the potential for liquidity events involving the Fund’s investments. The illiquidity of the Fund’s investments may make it difficult for the Fund to sell such investments to access capital if required, and as a result, the Fund could realize significantly less than the value at which the Fund has recorded its investments if it is required to sell them for liquidity purposes. An inability to raise or access capital, and any required sale of all or a portion of the Fund’s investments as a result, could have a material adverse effect on its business, financial condition or results of operations.
The Fund’s Portfolio Companies may prepay loans, which may reduce stated yields if capital returned cannot be invested in transactions with equal or greater expected yields.
Some of the loans and other investments that the Fund makes to the Fund’s Portfolio Companies may be callable at any time, and many of them can be repaid with no premium to par. Whether a loan is called will depend both on the continued positive performance of the Portfolio Company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change frequently, it is unknown when, and if, this may be possible for each Portfolio Company. In addition, prepayments may occur at any time, sometimes without premium or penalty, and that the exercise of prepayment rights during periods of declining spreads could cause the Fund to reinvest prepayment proceeds in lower-yielding instruments. In the case of some of these loans, having the loan called early may reduce the Fund’s achievable yield if the capital returned cannot be invested in transactions with equal or greater expected yields.
The Fund may be subject to risks associated with its investments in the business services industry.
Portfolio Companies in the business services sector are subject to many risks, including the negative impact of regulation, changing technology, a competitive marketplace and difficulty in obtaining financing. Portfolio Companies in the business services industry must respond quickly to technological changes and understand the impact of these changes on customers’ preferences. Adverse economic, business, or regulatory developments affecting the business services sector could have a negative impact on the value of the Fund’s investments in Portfolio Companies operating in this industry, and therefore could negatively impact the Fund’s business and results of operations.
The Fund’s investments in the healthcare sector face considerable uncertainties.
The Fund’s investments in the healthcare sector are subject to substantial risks. The laws and rules governing the business of healthcare companies and interpretations of those laws and rules are subject to frequent change. Broad latitude is given to the agencies administering those regulations. Existing or future laws and rules could force the Fund’s Portfolio Companies engaged in healthcare to change how they do business, restrict revenue, increase costs, change reserve levels and change business practices.
Healthcare companies often must obtain and maintain regulatory approvals to market many of their products, change prices for certain regulated products and consummate some of their acquisitions and divestitures. Delays in obtaining or failing to obtain or maintain these approvals could reduce revenue or increase costs. Policy changes on the local, state and federal level, such as the expansion of the government’s role in the healthcare arena and alternative assessments and tax increases specific to the healthcare industry or healthcare products as part of federal health care reform initiatives, could fundamentally change the dynamics of the healthcare industry.
The Fund is exposed to risks associated with any Original Issue Discount (“OID”) income and PIK interest required to be included in taxable and accounting income prior to receipt of cash representing such income.
The Fund’s investments include OID components and PIK interest or PIK dividend components. The Fund is exposed to risks associated with any OID income and PIK interest, including, but not limited to, the following:
•The Fund must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any OID or other amounts accrued will be included in investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to its shareholders in order to satisfy its annual distribution requirements, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have to sell some of its investments at times or at prices that would not be advantageous to the Fund, raise additional debt or equity capital or forgo new investment opportunities.
•OID instruments may create heightened credit risks because the inducement to the borrower to accept higher interest rates in exchange for the deferral of cash payments typically represents, to some extent, speculation on the part of the lender.
•Even if the accounting conditions for income accrual are met, the borrower could still default when its actual collection is supposed to occur at the maturity of the obligation.
•OID instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral.
•OID instruments generally represent a significantly higher credit risk than coupon loans.
•OID income received by the Fund may create uncertainty about the source of its cash distributions to shareholders. For accounting purposes, any cash distributions to shareholders representing OID or market discount income are not treated as coming from paid-in capital, even though the cash to pay them comes from the offering proceeds. Thus, although a distribution of OID or market discount interest comes from the cash invested by the shareholders, Section 19(a) of the 1940 Act does not require that shareholders be given notice of this fact by reporting it as a return of capital.
•The deferral of PIK interest has a negative impact on liquidity, as it represents non-cash income that may require distribution of cash dividends to shareholders in order to maintain the Fund’s RIC tax treatment. In addition, the deferral of PIK interest also increases the LTV ratio at a compounding rate, thus, increasing the risk that the Fund will absorb a loss in the event of foreclosure.
The Fund may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.
Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by a Portfolio Company may adversely and permanently affect the Portfolio Company. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, the Fund’s influence with respect to the class of securities or other obligations the Fund owns may be lost by increases in the number and amount of claims in the same class or by different classification and treatment.

In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.
The Fund’s failure to make follow-on investments in Portfolio Companies could impair the value of the Fund’s portfolio.
Following an initial investment in a Portfolio Company, the Fund may make additional investments in that Portfolio Company as “follow-on” investments, in seeking to:
•increase or maintain in whole or in part its position as a creditor or equity ownership percentage in a Portfolio Company;
•exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or
•preserve or enhance the value of its initial and overall investment.
The Fund has discretion to make follow-on investments, subject to the availability of capital resources and the limitations of the 1940 Act. Failure on the Fund’s part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a Portfolio Company and its initial investment, or may result in a missed opportunity for the Fund to increase its participation in a successful operation of a Portfolio Company. Even if the Fund has sufficient capital to make a desired follow-on investment, the Fund may elect not to make a follow-on investment because the Fund may not want to increase its level of risk, prefer other opportunities, or is inhibited by compliance with 1940 Act requirements (including its Order, as described below), or to maintain tax status as a RIC.
The Fund may not be able to exercise control over the Fund’s Portfolio Companies or to prevent decisions by management of the Fund’s Portfolio Companies, which could decrease the value of the Fund’s investments.
The Fund generally does not expect to hold controlling equity positions in any of the Fund’s Portfolio Companies. The Fund’s debt investments in Portfolio Companies may provide limited control features such as restrictions, for example, on the ability of a Portfolio Company to incur additional debt and limitations on a Portfolio Company’s discretion to use the proceeds of its investment for certain specified purposes. “Control” under the 1940 Act is presumed at more than 25% equity ownership. When the Fund does not acquire a controlling equity position in a Portfolio Company, the Fund may be subject to the risk that a Portfolio Company may make business decisions with which the Fund disagrees, and that the management and/or shareholders of a Portfolio Company may take risks or otherwise act in ways that are adverse to its interests. Due to the lack of liquidity of the debt and equity investments that the Fund typically hold in its Portfolio Companies, the Fund may not be able to dispose of its investments in the event the Fund disagrees with the actions of a Portfolio Company and may therefore suffer a decrease in the value of its investments.
Defaults by the Fund’s Portfolio Companies will harm the Fund’s operating results.
A Portfolio Company’s failure to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, the termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize such Portfolio Company’s ability to meet its repayment and other obligations under the loans and other investments the Fund holds. In addition, many of the Fund’s investments will likely have a principal amount outstanding at maturity, which could result in a substantial loss to the Fund if the borrower is unable to refinance or repay. The Fund may incur expenses to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting Portfolio Company. This process will require time and resources that, if not resolved quickly and efficiently, could negatively impact the Fund’s operating results.

The Fund’s Portfolio Companies may incur debt that ranks equally with, or senior to, the loans and other investments the Fund makes in such Portfolio Companies.
Although the Fund expects that most of its investments in the Fund’s Portfolio Companies will be secured, some investments may be unsecured and subordinated to substantive amounts of senior indebtedness incurred by its Portfolio Companies. The Portfolio Companies in which the Fund invests usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which the Fund invests and such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments on its debt investments. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a Portfolio Company, holders of debt instruments ranking senior to the Fund’s investment in that Portfolio Company would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying senior creditors, the Portfolio Company may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with debt securities in which the Fund invests, the Fund would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant Portfolio Company.
Additionally, certain loans that the Fund makes to Portfolio Companies may be secured on a second-priority basis by the same collateral securing senior secured debt of such companies. The first-priority liens on the collateral will secure the Portfolio Company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the Portfolio Company under the agreements governing the loans. The holders of obligations secured by first-priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before the Fund. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second-priority liens after payment in full of all obligations secured by the first-priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second-priority liens, then, to the extent not repaid from the proceeds of the sale of the collateral, the Fund will only have an unsecured claim against the Portfolio Company’s remaining assets, if any.
The rights the Fund may have with respect to the collateral securing the loans the Fund make to the Fund’s Portfolio Companies with senior debt outstanding also may be limited pursuant to the terms of one or more intercreditor agreements that the Fund enters into with the holders of such senior debt, including in unitranche transactions. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first-priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first-priority liens:
•the ability to cause the commencement of enforcement proceedings against the collateral;
•the ability to control the conduct of such proceedings;
•the approval of amendments to collateral documents;
•releases of liens on the collateral; and
•waivers of past defaults under collateral documents.
The Fund may not have the ability to control or direct such actions, even if its rights are adversely affected. In addition, a bankruptcy court may choose not to enforce an intercreditor agreement or other agreement with creditors.
The Fund is subject to risks associated with its investments in special situation companies.
The Fund may make investments in companies involved in (or the target of) acquisition attempts or tender offers, or companies involved in spin-offs and similar transactions. In any investment opportunity involving any such type of business enterprise, the transaction in which such business enterprise is involved will either be unsuccessful, take considerable time or result in a distribution of cash or a new security, the value of which will likely be less than the purchase price to the Fund of the security or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. In connection with such transactions, the Fund may purchase securities on a when-issued basis, which means that delivery and payment take place sometime after the date of the commitment to purchase and are often conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, reorganization or debt restructuring. The purchase price and/or interest rate receivable with respect to a when-issued security are typically fixed when the Fund enters into the commitment, but such securities are subject to changes in market value prior to their delivery.
The Fund may enter into repurchase agreements.
Subject to its investment objective and policies, the Fund may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future for the purchase price plus premium (which often reflects the interests). The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.
The disposition of the Fund’s investments in private companies may result in contingent liabilities.
The Fund makes a number of investments in securities of Portfolio Companies that are private companies. If the Fund is required or desire to dispose of an investment in a private company, the Fund may be required to make representations about the business and financial affairs of the Portfolio Company typical of those representations made by an owner in connection with the sale of its business. The Fund also may be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that could result in the satisfaction of funding obligations through its return of distributions previously made to the Fund.
The Fund may not realize gains from its equity investments.
Senior Loan Investments and Junior Capital Investments may be originated alongside smaller-related common equity positions to the same Portfolio Companies. The Fund’s portfolio will also include larger, stand-alone Equity Co-Investments that may be originated alongside or separately from Senior Loan Investments and/or Junior Capital Investments to the applicable Portfolio Company. The Fund’s goal is ultimately to realize gains upon its disposition of such equity interests. However, the equity interests the Fund receives may not appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity interests, and any gains that the Fund does realize on the disposition of any equity interests may not be sufficient to offset any other losses the Fund experiences. The Fund also may be unable to realize any value if a Portfolio Company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow the Fund to sell the underlying equity interests. The Fund often seeks puts or similar rights to give the Fund the right to sell its equity securities back to the Portfolio Company issuer. The Fund may be unable to exercise these put rights for the consideration provided in its investment documents if the issuer is in financial distress.

The Fund is subject to risks associated with Cash Equivalents and Short-Term Debt Securities.
The Fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including shares of short-term bond or money market funds advised by affiliates of the Adviser. Generally, these securities offer less potential for gains than other types of securities.
For temporary defensive purposes, the Fund may invest a material portion of its assets in cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:
(1)U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. The economic crisis in the United States during 2008 and 2009 negatively impacted government-sponsored entities. As the real estate market deteriorated through declining home prices and increasing foreclosure, government-sponsored entities, which back the majority of U.S. mortgages, experienced extreme volatility, and in some cases, a lack of liquidity. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
(2)Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.
(3)Repurchase agreements, as described above.
(4)Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.
Inflation may adversely affect the business, results of operations and financial condition of the Fund’s Portfolio Companies, which may, in turn, impact the valuation of such Portfolio Companies.
Certain of the Fund’s Portfolio Companies may be impacted by inflation, which may, in turn, impact the valuation of such Portfolio Companies. If such Portfolio Companies are unable to pass any increases in their costs along to their customers, it could adversely affect their results and their ability to pay interest and principal on the Fund’s loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in the Fund’s Portfolio Companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of the Fund’s investments could result in future unrealized losses and therefore reduce its net assets resulting from operations.
The Fund is exposed to risks associated with changes in interest rates.
The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund’s ability to make investments, the value of the Fund’s investments and its ability to realize gains from the disposition of investments and, accordingly, have a material adverse effect on the Fund’s investment objectives and its rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs.
The Federal Reserve has reduced its benchmark interest rate by 0.25% in each of September 2025, October 2025 and December 2025, bringing the benchmark rate to the 3.50% to 3.75% range. However, in September 2026, the Federal Reserve raised its benchmark interest rate by 0.25% in response to persistent inflationary pressures, bringing the benchmark rate to the 3.75% to 4.00% range. Given the evolving economic environment and policy considerations, there can be no assurance regarding the magnitude or timing of future federal funds rate adjustments in either direction. As a result, the Fund can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. A prolonged period of elevated interest rates can make it more expensive to use debt to finance the Fund’s investments.
If interest rates rise, there is also a risk that the portfolio companies in which the Fund holds floating rate securities will be unable to pay escalating interest amounts, which could result in a default under their loan documents with the Fund. Elevated interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In addition, elevated interest rates may increase pressure on the Fund to provide fixed rate loans to the portfolio companies, which could adversely affect the Fund’s net investment income, as increases in the cost of borrowed funds would not be accompanied by increased interest income from such fixed-rate investments.
Alternatively, in a prolonged low interest rate environment, including a reduction of base rates, such as SONIA or SOFR, to zero, the difference between the total interest income earned on interest earning assets and the total interest expense incurred on interest bearing liabilities may be compressed, reducing the Fund’s net interest income and potentially adversely affecting the Fund’s operating results.
The Fund may incur lender liability as a result of its lending activities.
A number of judicial decisions have upheld the right of borrowers and others to sue lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has either violated a duty, whether implied or contractual, of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. The Fund may be subject to allegations of lender liability, which could be time-consuming and expensive to defend and result in significant liability.
Economic recessions or downturns could impair the Fund’s Portfolio Companies and harm its operating results.
Many of the Fund’s Portfolio Companies will be susceptible to economic slowdowns or recessions, and as a result, may be unable to repay its loans during these periods. Therefore, any non-performing assets are likely to increase, and the value of the Fund’s portfolio is likely to decrease during these periods. Adverse economic conditions may decrease the value of collateral securing some of the Fund’s loans and the value of its equity investments and could lead to financial losses in its portfolio and a corresponding decrease in revenues, net income and assets.
Unfavorable economic conditions also could increase the Fund’s funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to the Fund. These events could prevent the Fund from increasing its investments and harm its operating results.

A Portfolio Company’s failure to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, acceleration of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize the Portfolio Company’s ability to meet its obligations under the debt securities that the Fund holds. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting Portfolio Company. It is possible that the Fund could become subject to a lender liability claim. Furthermore, if one of the Fund’s Portfolio Companies were to file for bankruptcy protection, even though the Fund may have structured its investment as senior secured debt, depending on the facts and circumstances, including the extent to which the Fund or the Adviser exercise control over it, a bankruptcy court might re-characterize its debt as a form of equity and subordinate all or a portion of its claim to claims of other creditors.
Environmental, social and governance factors may adversely affect the Fund’s business or cause the Fund to alter its business strategy.
The business faces increasing public scrutiny related to ESG activities. The Fund risks damage to its brand and reputation if the Fund fails to act responsibly in a number of areas, such as environmental stewardship, corporate governance and transparency, and the consideration of ESG factors in its investment processes. Additionally, the Fund risks damage to its brand and reputation if Churchill fails to originate, underwrite and manage assets on its behalf consistent with its ESG disclosures and practices. Adverse incidents with respect to ESG activities could impact the value of Churchill’s and the Fund’s brand, the cost of its operations, and relationships with investors, all of which could adversely affect the Fund’s business and results of operations. Additionally, new regulatory initiatives related to ESG could adversely affect the Fund’s business.
On the other hand, the Fund may similarly face damage to its brand or reputation if the Fund does not adequately address differing stakeholder and regulator perspectives on ESG policies and disclosure. Some stakeholders and regulators have increasingly expressed or pursued opposing views, legislation and investment expectations with respect to ESG initiatives. This divergence increases the risk that any action or lack thereof with respect to ESG matters will be perceived negatively by at least some stakeholders and could adversely impact the Fund’s reputation and business. Rules, regulations and stakeholder expectations concerning ESG matters have been subject to increased attention and shifting focus in recent years. If Churchill fails or is perceived to fail to comply with applicable rules, regulations and stakeholder expectations, it could negatively impact the Fund’s reputation and its business results. Regional and investor specific sentiment may differ in what constitutes a material positive or negative ESG corporate practice. There is no guarantee that Churchill’s ESG and sustainability practices will uniformly fit every investor’s definition of best practices for all environmental, social and governance considerations across geographies and investor types. If the Fund does not successfully manage expectations across varied stakeholder interests, it could erode stakeholder trust, impact its reputation and constrain its investment opportunities.
Churchill’s consideration of ESG factors could, to the extent material economic risks or opportunities associated with an investment are identified, cause Churchill to consider taking a different action than may have been taken in the absence of such consideration, which could cause the Fund to perform differently compared to funds or other investors that do not consider such risks and opportunities.
The consideration of ESG factors as part of Churchill’s underwriting and portfolio management process, however, does not mean that the Fund pursues a specific ESG investment strategy or that an investment will be selected solely on the basis of ESG factors. Investment decisions are made solely on the basis of pecuniary factors, including Churchill’s determination that a particular investment features appropriate risk/reward characteristics, in particular the level of borrower creditworthiness and likelihood of repayment in light of all apparent risk factors, in order to arrive at a prudent assessment of the risk and return characteristics of such investment. Although Churchill’s view is that considering ESG factors as part of the investment process could potentially enhance or protect the performance of investments over the long-term, Churchill cannot guarantee that any consideration of ESG factors will positively impact the performance of the Fund.

The data the Fund uses to make ESG-related determinations may not guarantee that its investments satisfy applicable ESG criteria.
Churchill receives ESG-related data from third parties and evaluates potential investments in part based on third-party ESG rating systems. The criteria used in these ratings systems may conflict with actual results and may change frequently. The Fund cannot predict how these third parties will score the Fund’s Portfolio Companies nor can the Fund have any assurance that they score the Fund’s Portfolio Companies accurately.
The effect of global climate change may impact the operations and valuation of its Portfolio Companies.
Climate change creates physical and financial risk and some of the Fund’s Portfolio Companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of the Fund’s Portfolio Companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of the Portfolio Companies’ financial condition through, for example, decreased revenues, which may, in turn, impact the valuation of such Portfolio Companies. Extreme weather events (including wildfires, droughts, hurricanes, and floods) in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions, which in turn may impact the business operations of the Portfolio Companies.
Some of the Fund’s Portfolio Companies may periodically become subject to new or strengthened regulations or legislation to address global climate change, which could increase their operating costs and/or decrease their revenues, which may, in turn, impact their ability to make payments on the Fund’s investments.
Risks Related to Churchill and its Affiliates; Conflicts of Interests
The Fund depends upon the senior management of Churchill for the Fund’s success, and upon the strong referral relationships of the investment professionals of Churchill and its affiliates with financial institutions. Any inability to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect the Fund’s business.
The Fund does not have any internal management capacity or employees. The Fund depends on the investment expertise, skill and network of business contacts of the senior investment professionals of Churchill, who evaluate, negotiate, structure, execute, monitor and service the Fund’s investments in accordance with the terms of the Advisory Agreement. The Fund’s success depends to a significant extent on the continued service and coordination of the senior investment professionals of Churchill. These individuals may have other demands on their time now and in the future, and the Fund cannot assure investors that they will continue to be actively involved in its management. Each of these individuals is not subject to an employment contract with the Fund, and the departure of any of these individuals or competing demands on their time in the future could have a material adverse effect on the Fund’s ability to achieve its investment objective.
In addition, the Fund depends upon the senior investment professionals of Churchill to maintain their relationships with financial institutions, sponsors and investment professionals, and the Fund relies to a significant extent upon these relationships to provide the Fund with potential investment opportunities. If the senior investment professionals of Churchill fail to maintain such relationships, or to develop new relationships with other sources of investment opportunities, the Fund will not be able to grow its investment portfolio. In addition, individuals with whom the senior investment professionals of Churchill have relationships are not obligated to provide the Fund with investment opportunities, and, therefore, the Fund can offer no assurance that these relationships will generate investment opportunities for the Fund in the future.
Churchill evaluates, negotiates, structures, closes and monitors the Fund’s investments in accordance with the terms of the Advisory Agreement. The Fund can offer no assurance, however, that the current senior investment professionals of Churchill will continue to provide investment advice to the Fund. If these individuals do not maintain their existing relationships with Churchill and its affiliates and do not develop new relationships with other sources of investment opportunities, the Fund may not be able to grow its investment portfolio or achieve its investment objective.
The Investment Committee that oversees the Fund’s investment activities is comprised of representatives of both Investment Teams. The Investment Committee consists of Messrs. Kencel, Strife, Linett and Schwimmer. The loss of any member of the Investment Committee or of other Churchill senior investment professionals could negatively impact the Fund’s ability to achieve its investment objective and operate as anticipated. This could have a material adverse effect on the Fund’s financial condition and results of operations.
The Fund’s access to confidential information may restrict its ability to take action with respect to some of its investments, which, in turn, may negatively affect the Fund’s results of operations.
The Fund may obtain confidential information about the companies in which the Fund may invest or be deemed to have such confidential information. The Adviser may come into possession of material, non-public information through its members, officers, directors, employees, principals or affiliates. The possession of such information may, to the Fund’s detriment, limit the ability of the Fund and the Adviser to buy or sell a security or otherwise to participate in an investment opportunity. In certain circumstances, employees of the Adviser may serve as board members or in other capacities for portfolio or potential Portfolio Companies, which could restrict the Fund’s ability to trade in the securities of such companies. For example, if personnel of the Adviser come into possession of material non-public information with respect to the Fund’s investments, such personnel will be restricted by the Adviser's information-sharing policies and procedures or by law or contract from sharing such information with the Fund’s management team, even where the disclosure of such information would be in the Fund’s best interests or would otherwise influence decisions taken by the members of the management team with respect to that investment. This conflict and these procedures and practices may limit the freedom of the Adviser to enter into or exit from potentially profitable investments for the Fund, which could have an adverse effect on the Fund’s results of operations. Accordingly, there can be no assurance that the Fund will be able to fully leverage the resources and industry expertise of the Adviser in the course of its duties. Additionally, there may be circumstances in which one or more individuals associated with the Adviser will be precluded from providing services to the Fund because of certain confidential information available to those individuals or to other parts of the Fund’s Adviser.
The Adviser and its affiliates, including the Fund’s officers and some of the Fund’s trustees, face conflicts of interest caused by compensation arrangements with the Fund and its affiliates, which could result in actions that are not in the best interests of the shareholders.
The Adviser and its affiliates receive substantial fees from the Fund in return for their services, and these fees could influence the advice provided to the Fund. The Fund pays the Adviser a base management fee that is based on the value of the total assets as of the beginning of the first calendar day of the applicable month. The Fund’s compensation arrangements could therefore result in the Fund making riskier or more speculative investments than would otherwise be the case or employ the use of leverage to increase total assets. This could result in higher investment losses, particularly during cyclical economic downturns. See “Certain Relationships and Related Party Transactions.”
There may be conflicts related to obligations that senior investment professionals of the Adviser and members of its investment committee has to other clients. There may be conflicts related to the investment and related activities of TIAA and the Adviser, and these conflicts could prevent the Fund from making or disposing of certain investments on the terms desired.
The senior investment professionals and members of the investment committee of each investment team serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as the Fund, or of investment funds, accounts or other investment vehicles sponsored or managed by Churchill or its affiliates. Similarly, Churchill may have other clients or other accounts with similar, different or competing investment objectives as the Fund. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the Fund’s best interests or in the best interest of the shareholders. For example, certain members of the investment committee have and will continue to have management responsibilities for other investment funds, including Nuveen Churchill Direct Lending Corp.

and Nuveen Churchill Private Capital Income Fund, each a BDC, and NC SLF Inc., a closed-end investment company registered under the 1940 Act, and other accounts or other investment vehicles sponsored or managed by affiliates of Churchill, or other third-party registered investment advisors. Churchill seeks to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with their respective allocation policies. In addition, Churchill or its affiliates also earn additional fees related to the securities in which the Fund invests, which may result in conflicts of interests for the senior investment professionals and members of the investment committee making investment decisions. For example, Churchill and its affiliates may act as an arranger, syndication agent or in a similar capacity with respect to securities in which the Fund invests, where Churchill's investment staff sources and arranges financing transactions that may be eligible for investment by its client accounts (including the Fund), and in connection therewith commits to source, arrange and issue such financing instruments as may be required by the related issuer(s). In connection with such sourcing and arranging activity, such issuer(s) agree to pay to Churchill and its affiliates compensation in the form of closing or arrangement fees, which compensation is paid to them at or immediately prior to the funding of such financing, separately from management fees paid by the Fund. Additionally, affiliates of Churchill may act as the administrative agent on credit facilities under which such securities are issued, which may contemplate additional compensation to such affiliates for the service of acting as administrative agent thereunder.
Churchill has separate account, fund-of-one or other managed account arrangements in place with TIAA or subsidiaries thereof. Consistent with its investment allocation policies and the Order, Churchill also may be managing certain securities for the Fund and allocating the same investments to TIAA (or subsidiaries thereof) pursuant to such arrangements, which may lead to conflicts of interest.
In certain instances, it is possible that other entities managed by Churchill or its affiliates or a proprietary account of TIAA may be invested in the same or similar loans or securities as held by the Fund, and which may be acquired at different times at lower or higher prices. Those investments also may be in securities or other instruments in different parts of the company’s capital structure that differ significantly from the investments held by the Fund, including with respect to material terms and conditions, including without limitation seniority, interest rates, dividends, voting rights and participation in liquidation proceeds. Consequently, in certain instances these investments may be in positions or interests that are potentially adverse to those taken or held by the Fund. In such circumstances, measures will be taken to address such actual or potential conflicts, which may include, as appropriate, establishing an information barrier between or among the applicable personnel of the relevant affiliated entities (including as between officers of Churchill), requiring recusal of certain personnel from participating in decisions that give rise to such conflicts, or other protective measures as shall be established from time to time to address such conflicts.
Further, an affiliate of Churchill may serve as the administrative or other named agent on behalf of the lenders with respect to investments by the Fund and/or one or more of its affiliates. In some cases, investments that are originated or otherwise sourced by Churchill may be funded by a loan syndicate organized by Churchill or its affiliates. The participants in such loan syndicate (the “Loan Syndicate Participants”), in addition to the Fund and its affiliates may include other lenders and various institutional and sophisticated investors (through private investment vehicles in which they invest). The entity acting as agent may serve as an agent with respect to loans made at varying levels of a borrower’s capital structure. Loan Syndicate Participants may hold investments in the same or distinct tranches in the loan facilities of which the portfolio investment is a part or in different positions in the capital structure under such portfolio investment. As is typical in such agency arrangements, the agent is the party responsible for administering and enforcing the terms of the loan facility, may take certain actions and make certain decisions in its discretion and generally may take material actions only in accordance with the instructions of a designated percentage of the lenders. In the case of loan facilities that include both senior and subordinate tranches, the agent may take actions in accordance with the instructions of the holders of one or more of the senior tranches without any right to vote or consent (except in certain limited circumstances) by the subordinated tranches of such indebtedness. Churchill expects that the portfolio investments held by the Fund and its affiliates may represent less than the amount of debt sufficient to direct, initiate or prevent actions with respect to such loan facility or a tranche thereof of which the Fund’s investment is a part (other than preventing those that require the consent of each lender). A Loan Syndicate Participant may own more of the related indebtedness of the obligor or hold indebtedness in a position in the capital structure of an obligor different from that of the Fund and its affiliates, such Loan Syndicate

Participants will be in a position to exercise more control with respect to the related loan facility than that which Churchill could exercise on behalf of the Fund, and may exercise such control in a manner adverse to the interests of the Fund.
In addition, TIAA and other client accounts of Churchill, in connection with an advisory relationship with Churchill, may be a limited partner investor in many of the private equity funds that own the Portfolio Companies in which the Fund will invest or TIAA may otherwise have a relationship with the private equity funds or Portfolio Companies, which may give rise to certain conflicts or limit the Fund’s ability to invest in such Portfolio Companies. TIAA (and other private clients managed by Churchill and its affiliates) also may hold passive equity co-investments in such private equity funds or Portfolio Companies owned by such fund, or in holding companies elsewhere in the capital structure of the private equity fund or Portfolio Company, which may give rise to certain conflicts for the investment professionals of affiliates of the Adviser when making investment decisions.
The time and resources that individuals employed by Churchill devote to the Fund may be diverted, and the Fund may face additional competition because individuals employed by Churchill are not prohibited from raising money for or managing other entities that make the same types of investments that the Fund targets.
Churchill and individuals employed by Churchill are generally not prohibited from raising capital for and managing other investment entities that make the same types of investments as those the Fund targets. As a result, the time and resources that these individuals may devote to the Fund may be diverted. In addition, the Fund may compete with any such investment entity for the same investors and investment opportunities. The Fund may participate in certain transactions originated by Churchill or its affiliates under its exemptive relief from the SEC that allows the Fund to engage in co-investment transactions with Churchill and its affiliates, subject to certain terms and conditions. However, while the terms of the exemptive relief require that Churchill will be given the opportunity to cause the Fund to participate in certain transactions originated by affiliates of Churchill, Churchill may determine that the Fund not participate in those transactions and for certain other transactions (as set forth in guidelines approved by the Board) Churchill may not have the opportunity to cause the Fund to participate. Affiliates of Churchill, whose primary business includes the origination of investments or investing in non-originated assets, engage in investment advisory business with accounts that compete with the Fund. However, Churchill will devote such time and attention to the Fund’s affairs as it determines in its discretion is necessary to carry out the Fund’s operations effectively. See “Potential Conflicts of Interest.”
The Fund’s ability to enter into transactions with its affiliates is restricted, which may limit the scope of investments available to the Fund.
The Fund is prohibited under the 1940 Act from participating in certain transactions with its affiliates, including Nuveen Churchill Direct Lending Corp., Nuveen Churchill Private Capital Income Fund, NC SLF Inc., Corient Registered Alternatives Fund and other funds and accounts that the Adviser manages, without the prior approval of the Fund’s Independent Trustees and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of the Fund’s outstanding voting securities is considered an affiliate for purposes of the 1940 Act, and the Fund is generally prohibited from buying or selling any security from or to such affiliate (or affiliates of such affiliate). The 1940 Act also prohibits the Fund from participating in certain “joint” transactions with certain affiliates, including those named above, and other funds and accounts that the Adviser manages, which could include investments in the same Portfolio Company without prior approval of the Fund’s Independent Trustees pursuant to the Order (as described below, another exemption, or, in some cases, the approval of the SEC). As a result of these restrictions, the Fund may be prohibited from buying or selling any security (other than any security of which the Fund is the issuer) from or to any Portfolio Company at the same time as another fund managed by the Adviser or its affiliates, which may limit the scope of investment opportunities that would otherwise be available to the Fund.
The Fund may, however, co-invest with the Adviser and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, the Fund may co-invest with such accounts consistent with guidance promulgated by the SEC staff permitting the Fund and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the Adviser, acting on the Fund’s behalf and on behalf of other clients, negotiates no term other than price. The Fund also may co-invest with the Adviser or its affiliates’ other clients as otherwise permissible under regulatory guidance, applicable regulations, and Churchill’s allocation policy, which Churchill maintains in writing. Under this allocation policy, a portion of each opportunity, which may vary based on asset class and from time to time, is offered to the Fund and similar eligible accounts, as periodically determined by Churchill. However, the Fund can offer no assurance that investment opportunities will be allocated fairly or equitably in the short-term or over time.
Additionally, the Fund, the Adviser and certain other funds and accounts sponsored or managed by the Adviser and its affiliates have been granted the Order by the SEC, which permits the Fund greater flexibility to negotiate the terms of co-investments if the Board determines that it would be advantageous for the Fund to co-invest with other accounts sponsored or managed by the Adviser or their affiliates in a manner consistent with the Fund’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.
In situations where co-investment with other funds managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer on a differential basis between clients or where the different investments could be expected to result in a conflict between the Fund’s interests and those of other clients of the Adviser that cannot be mitigated or otherwise addressed pursuant to the policies and procedures of the Adviser, the Adviser must decide which client will proceed with the investment. The Adviser makes these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time (and which takes into consideration the ability of the relevant account(s) to acquire securities in an amount and on terms suitable for the relevant transaction). Moreover, there will be a conflict of interest if the Fund invests in any issuer in which a fund managed by the Adviser or its affiliates, including regulated funds and other funds and accounts that the Adviser manages, has previously invested. Similar restrictions limit the Fund’s ability to transact business with the Fund’s officers or trustees or affiliates.
The Adviser can resign on 60 days’ notice, and the Fund may not be able to find a suitable replacement within that time, resulting in a disruption in the Fund’s operations that could adversely affect the Fund’s financial condition, business and results of operations.
Churchill has the right to resign under the Advisory Agreement without penalty at any time upon 60 days’ written notice to the Fund, whether the Funds has found a replacement or not. If the Adviser resigns, the Fund may not be able to find a new investment adviser, or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If the Fund is unable to do so quickly, the Fund’s operations are likely to experience a disruption, the Fund’s financial condition, business and results of operations as well as its ability to pay distributions are likely to be adversely affected and the market price of the Fund’s Shares may decline. In addition, the coordination of the Fund’s internal management and investment activities is likely to suffer if the Fund is unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser and its affiliates. Even if the Fund were able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with its investment objective may result in additional costs and time delays that may adversely affect the Fund’s financial condition, business and results of operations.
The Shares may be purchased by Churchill or its affiliates.
Funds and accounts affiliated with Churchill expect to purchase the Shares and may compose a substantial percentage of the Fund’s investors. Funds and accounts affiliated with Churchill will not acquire any Shares with the intention to resell or re-distribute such Shares. The purchase of Shares by Funds and accounts affiliated with Churchill could create certain risks, including, but not limited to, the following:
•Churchill and its affiliates may have an interest in disposing of the Fund’s assets at an earlier date so as to recover their investment in the Shares; and
•substantial tenders by Churchill and its affiliates could have a negative impact on the Fund, including the liquidity that may be available for other shareholders.

The recommendations that the Adviser gives to the Fund may differ from those rendered to its other clients.
The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, the Fund even though such other clients’ investment objectives may be similar to the Fund’s, which could have an adverse effect on its business, financial condition and results of operations.
Soft dollars and research received and conducted on the Fund’s behalf will be shared by others.
The Fund may bear more or less of the costs of soft dollar or other research than other clients of Churchill and its affiliates who benefit from such products or services. These research products or services may and will also benefit and be used to assist other clients of Churchill and its affiliates. Research generated for Churchill’s credit strategy on the Fund’s behalf will be used to benefit other investment strategies of Churchill and its affiliates, including other regulated funds managed by Churchill and its affiliates, and other funds and accounts that Churchill manages. Furthermore, Churchill’s implementation of a credit strategy on the Fund’s behalf will rely on its affiliates' research efforts to manage the client/fund portfolios of such affiliates.
The Fund is uncertain of the sources for funding its future capital needs; if the Fund cannot obtain debt or equity financing on acceptable terms, its ability to acquire investments and to expand operations will be adversely affected.
The net proceeds from the sale of Shares will be used for investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees and other expenses. Any working capital reserves the Fund maintains may not be sufficient for investment purposes, and the Fund may require debt or equity financing to operate. Accordingly, in the event that the Fund develops a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to the Fund. Consequently, if the Fund cannot obtain debt or equity financing on acceptable terms, the Fund’s ability to acquire investments and to expand operations will be adversely affected. As a result, the Fund would be less able to create and maintain a broad portfolio of investments and achieve its investment objective, which may negatively impact the Fund’s results of operations and reduce its ability to make distributions to the shareholders.
The Fund is a non-diversified investment company within the meaning of the 1940 Act, and therefore is not limited by the 1940 Act with respect to the proportion of its assets that may be invested in securities of a single issuer.
The Fund is classified as a non-diversified investment company within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act with respect to the proportion of its assets that the Fund may invest in securities of a single issuer. The Fund’s portfolio may be concentrated in a limited number of Portfolio Companies and industries. Beyond the asset diversification requirements associated with the Fund’s qualification as a RIC under the Code, the Fund will not have fixed guidelines for diversification. If the Fund obtains large positions in the securities of a small number of issuers, the NAV is likely to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of such issuer. The Fund also may be more susceptible to any single economic or regulatory occurrence than a diversified investment company. As a result, the aggregate returns the Fund realize may be significantly adversely affected if a small number of investments perform poorly or if the Fund needs to write down the value of any one investment. Additionally, while the Fund is not targeting any specific industries, its investments may be concentrated in relatively few industries. As a result, a downturn in any particular industry in which the Fund is invested could also significantly impact the aggregate returns the Fund realizes.

Risks Related to Debt Financing
If the Fund uses leverage, the potential for loss on amounts invested in the Fund will be magnified and may increase the risk of investing. Leverage also may adversely affect the return on the Fund’s assets, reduce cash available for distribution to shareholders, and result in losses.
The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for loss on invested equity capital. If the Fund uses leverage to partially finance its investments, through borrowing from banks and other lenders, shareholders will experience increased risks of investing in the Fund’s Shares. If the value of the Fund’s assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had the Fund not leveraged. Similarly, any decrease in the Fund’s income would cause net income to decline more sharply than it would have had the Fund not borrowed. Such a decline could negatively affect the Fund’s ability to make distributions to its shareholders. In addition, the shareholders will bear the burden of any increase in the Fund’s expenses as a result of its use of leverage, including interest expenses and any increase in the management fees payable to the Adviser.
The Fund does not currently intend to, but may in the future, use leverage to finance its investments. The amount of leverage that the Fund employs will depend on the Adviser’s and the Board's assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to the Fund on favorable terms or at all. However, to the extent that the Fund uses leverage to finance its assets, its financing costs will reduce cash available for distributions to shareholders. Moreover, the Fund may not be able to meet its financing obligations and, to the extent that the Fund cannot, the Fund risks the loss of some or all of its assets to liquidation or sale to satisfy the obligations. In such an event, the Fund may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.
The Fund generally is required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of the Fund’s borrowings and any preferred shares that the Fund may issue in the future, of at least 300%. If this ratio were to fall below 300%, the Fund could not incur additional debt and could be required to sell a portion of its investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on the Fund’s operations and investment activities. Moreover, the Fund’s ability to make distributions to shareholders may be significantly restricted or the Fund may not be able to make any such distributions whatsoever. The amount of leverage that the Fund will employ will be subject to oversight by its Board, a majority of whom are Independent Trustees with no material interests in such transactions.
Although leverage has the potential to enhance overall returns that exceed the Fund’s cost of funds, they will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Fund’s cost of funds. In addition, borrowings by the Fund may be secured by the shareholders’ investments as well as by the Fund’s assets and the documentation relating to such transactions may provide that during the continuance of a default under such arrangement, the interests of the holders of shares may be subordinated to the interests of its lenders or debtholders.
The Fund’s credit facilities or other borrowing arrangements are expected to impose financial and operating covenants that restrict the Fund’s business activities, including limitations that could hinder its ability to finance additional loans and investments or to make the distributions required to maintain its qualification as a RIC under the Code. A failure to renew its facilities or to add new or replacement debt facilities or issue additional debt securities or other evidences of indebtedness could have a material adverse effect on its business, financial condition, results of operations and liquidity.
Future provisions in the Fund’s credit facilities may limit its investment discretion.
Any future credit facilities may be backed by all or a portion of the Fund‘s loans and securities on which the lenders will have a security interest. The Fund may pledge up to 100% of its assets and may grant a security interest in all of its assets under the terms of any debt instrument it enters into with lenders. The Fund expects that any security interests it grants will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, the Fund expects that the custodian for its securities serving as collateral agent for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If the Fund were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of its assets securing such debt, which would have a material adverse effect on the business, financial condition, results of operations and cash flows. In connection with the Fund’s credit facilities, distributions to shareholders may be subordinated to payments required in connection with any indebtedness contemplated thereby.
In addition, any security interests and/or negative covenants required by a credit facility may limit the Fund’s ability to create liens on assets to secure additional debt and may make it difficult for the Fund to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, if the Fund’s borrowing base under a credit facility were to decrease, the Fund may be required to secure additional assets in an amount sufficient to cure any borrowing base deficiency. In the event that all of the Fund’s assets are secured at the time of such a borrowing base deficiency, the Fund could be required to repay advances under a credit facility or make deposits to a collection account, either of which could have a material adverse impact on the Fund’s ability to fund future investments and to make distributions.
In addition, the Fund may be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There also may be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under a credit facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on the Fund’s business and financial condition. This could reduce the Fund’s liquidity and cash flow and impair its ability to grow its business.
Any defaults under a credit facility could adversely affect the Fund’s business.
In the event the Fund defaults under a credit facility or other borrowings, s business could be adversely affected as the Fund may be forced to sell a portion of its investments quickly and prematurely at what may be disadvantageous prices to in order to meet the Fund’s outstanding payment obligations and/or support working capital requirements under such borrowing facility, any of which would have a material adverse effect on the Fund’s business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under such borrowing facility could assume control of the disposition of any or all of the Fund’s assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on the Fund’s business, financial condition, results of operations and cash flows.
U.S. Federal Income Tax Risks
The Fund will be subject to U.S. federal income tax imposed at corporate rates on its earnings if the Fund is unable to qualify or maintain its qualification as a RIC under subchapter M of the Code.
The Fund intends to elect, and intend to qualify annually, as a RIC under subchapter M of the Code; however, no assurance can be given that the Fund will be able to qualify for and maintain RIC tax treatment. To qualify as a RIC, the Fund must meet certain requirements, including source-of-income, asset diversification and distribution requirements. The annual distribution requirement applicable to RICs generally is satisfied if the Fund timely distributes (or is deemed to distribute) for each taxable year at least 90% of its net ordinary taxable income plus the excess of realized net short-term capital gains over realized net long-term capital losses, if any. The Fund will be subject to U.S. federal income tax imposed at corporate rates on any income that the Fund does not timely distribute. In addition, the Fund may be subject to a 4% U.S. federal excise tax on undistributed earnings of a RIC unless it distributes each calendar year at least the sum of (i) 98% of its ordinary income for each calendar year, (ii) 98.2% of the amount by which its capital gain exceeds its capital loss (adjusted for certain ordinary losses) for the one-year period ended on October 31 of the calendar year, and (iii) any certain undistributed amounts from the previous years on which the Fund paid no U.S. federal income tax. To the extent the Fund uses debt financing, it will be subject to certain asset coverage ratio requirements under the 1940 Act and may be subject to financial covenants under loan and credit agreements, each of which could, under certain circumstances, restrict the Fund from making annual distributions necessary to receive RIC tax treatment. If the Fund is unable to obtain cash needed to pay such annual distributions from other sources, the Fund may fail to qualify as a RIC and, thus, may be subject to U.S. federal income tax imposed at corporate rates on its entire taxable income without regard to any distributions made by the Fund. In order to qualify as a RIC, the Fund must also meet certain asset diversification requirements at the end of each quarter of its taxable year. Failure to meet these tests may result in the Fund’s having to dispose of certain investments quickly in order to prevent the loss of RIC tax treatment. Because most of the Fund’s investments are in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If the Fund fails to qualify as a RIC for any reason, the Fund will become subject to U.S. federal income tax imposed at corporate rates on its income and gains. The resulting tax could substantially reduce the Fund’s net assets, the amount of income available for distributions to its shareholders, and the amount of funds available for new investments. Such a failure would have a material adverse effect on the Fund and its shareholders.
The Fund may have difficulty paying its required distributions if the Fund recognizes income before, or without, receiving cash representing such income.
For U.S. federal income tax purposes, the Fund will include in income certain amounts that the Fund has not yet received in cash, such as OID, or through contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. OID, which could be significant relative to the Fund’s overall investment activities, or increases in loan balances as a result of contracted PIK arrangements, will be included in income before the Fund receives any corresponding cash payments. The Fund also may be required to include in income certain other amounts that it will not receive in cash.
Because the Fund may recognize income before or without receiving cash representing such income, the Fund may have difficulty meeting the requirements applicable to RICs. In such a case, the Fund may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or reduce new investment originations and sourcings to meet these distribution requirements. If the Fund is not able to obtain such cash from other sources, the Fund may fail to qualify as a RIC and thus be subject to U.S. federal income tax.
Some of the Fund’s investments may be subject to U.S. federal income tax imposed at corporate rates.
The Fund may invest in certain debt and equity investments through subsidiaries that are classified as corporations for U.S. federal income tax purposes and the taxable income of these subsidiaries will be subject to U.S. federal and state income taxes imposed at corporate rates. The Fund may invest in certain foreign debt and equity investments that could be subject to foreign taxes (such as income tax, withholding and value added taxes).
If the Fund is not treated as a “publicly offered regulated investment company,” certain shareholders will be treated as having received certain income and their allocable share of expenses, which may not be deductible.
A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering within the meaning of Section 4 of the Securities Act, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While the Fund anticipates that it will continue to constitute a publicly offered RIC, there can be no assurance that it will in fact so qualify for any of its taxable years. If the Fund is not treated as a publicly offered regulated investment company for any calendar year, each U.S. shareholder that is an individual, trust or estate will be treated as having received a dividend from the Fund in the amount of such U.S. shareholder’s allocable share of the base management fee paid to the Adviser and certain of its other expenses for the calendar year, and these fees and expenses will be treated as miscellaneous itemized deductions of such U.S. shareholder. For taxable years beginning before 2026, miscellaneous itemized deductions generally are not deductible by a U.S. shareholder that is an individual, trust or estate. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a U.S. shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. shareholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under the Code.
Material U.S. Federal Income Tax Risks
The Fund will be subject to U.S. federal income tax imposed at corporate rates on its earnings if it is unable to qualify or maintain its qualification as a RIC under subchapter M of the Code.
To qualify for and maintain RIC tax treatment under Subchapter M of the Code, the Fund must, among other things, meet annual distribution, income source and quarterly asset diversification requirements. Each of the aforementioned ongoing requirements for the Fund’s qualification as a RIC requires that the Fund obtain information from or about the underlying investments in which it invests, and the Fund could have difficulty complying with these requirements. In particular, if the Fund has equity investments in underlying funds, Portfolio Companies or other vehicles that are treated as partnerships or other pass-through entities for tax purposes, it may not have control over, or receive accurate information about, the underlying income and assets of those Portfolio Companies or other vehicles that are taken into account in determining the Fund’s compliance with the income source and quarterly asset diversification requirements. If the Fund does not receive sufficient information from such investments, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income.
If, before the end of any quarter of its taxable year, the Fund believes it may fail the Diversification Tests (as defined below), the Fund could seek to take certain actions to avert such a failure. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, could be difficult to pursue because of the limited liquidity of the Fund’s investments. While relevant tax provisions afford a RIC a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a sale of an investment could limit the Fund’s use of this cure period. In certain cases, the Fund could be afforded a longer cure period under applicable savings provisions, but it could be subject to a penalty tax in connection with its use of those savings provisions. The tax treatment of certain of the Fund’s investments could be uncertain and could be affected by changes in tax laws or regulations, or interpretations thereof, or by an IRS challenge that could adversely affect the Fund and its ability to qualify as a RIC.
If the Fund fails to satisfy the Diversification Tests or other RIC requirements, it could fail to qualify as a RIC under the Code, and if the Fund fails to qualify as a RIC, it would become subject to a corporate-level U.S. federal income tax (and any applicable U.S. state and local taxes), which could substantially reduce its net assets, the amount of income available for distribution and the amount of the Fund’s distributions. In such case, distributions to the shareholders generally would be treated as corporate dividends to the extent of the Fund’s current and accumulated earnings and profits. See “Material U.S. Federal Income Tax Considerations – Taxation as a Regulated Investment Company.”
In addition, the Fund is required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from certain of its investments. If the Fund does not receive sufficient information from such investments, it risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income (in addition to the corporate income tax). The Fund could, however, attempt to avoid such outcomes by paying a distribution that is or is considered to be in excess of its current and accumulated earnings and profits for the relevant period (i.e., a return of capital).
In order to comply with the RIC rules or for other reasons, the Fund could structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund could hold such investments through one or more U.S. or non-U.S. corporation(s) (or other entity treated as such for U.S. tax purposes), and the Fund would indirectly bear any U.S. or non-U.S. taxes imposed on such corporation(s). The Fund’s need to hold such investments through such U.S. or non-U.S. corporation(s) in order to satisfy the 90% Gross Income Test (as defined below) could jeopardize its ability to satisfy the Diversification Tests, which could make it difficult for the Fund to qualify as a RIC for U.S. federal income tax purposes. The Fund could also be unable to make investments that it would otherwise determine to make as a result of the desire to qualify for the RIC rules.

In addition, the Fund expects to directly or indirectly invest in certain investments located outside the United States. Such investments could be subject to withholding taxes and other taxes in such jurisdictions with respect to its investments. In general, a U.S. person will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund. Further, adverse U.S. tax consequences can be associated with certain foreign investments, including potential U.S. withholding taxes on foreign investment entities with respect to their U.S. investments and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as “controlled foreign corporations” or “passive foreign investment companies.”
The Fund could retain some income and capital gains in the future, including for purposes of providing the Fund with additional liquidity, which amounts would be subject to the 4% U.S. federal excise tax to the extent they exceed the Excise Tax Distribution Requirements (as defined below), in addition to the corporate income tax. In that event, the Fund will be liable for the tax on the amount by which the Fund does not meet the foregoing distribution requirement. See “Certain U.S. Federal Income Tax Considerations.”
The Fund may have difficulty paying its required distributions if it recognizes income before, or without, receiving cash representing such income.
For U.S. federal income tax purposes, the Fund could be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as zero-coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund could also have to include in income other amounts that it has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock or income from investments in Portfolio Companies or other vehicles that are treated as partnerships or other pass-through entities for tax purposes. The Fund anticipates that a portion of its income could constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Furthermore, the Fund could elect to amortize market discount and include such amounts in the Fund’s taxable income on a current basis, instead of upon disposition of the applicable debt obligation.
Because any original issue discount, market discount or other amounts accrued will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund could be required to make a distribution to its shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund could have difficulty meeting the annual distribution requirement necessary to qualify for taxation as a RIC under Subchapter M of the Code. The Fund could have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund could fail to qualify for or maintain RIC tax treatment and thus the Fund could become subject to corporate-level income tax.
The Fund’s portfolio investments may present special tax issues.
The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments could present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund could cease to accrue interest, OID or market discount, when and to what extent deductions could be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

The Fund cannot predict how new tax legislation will affect it, the Adviser, its investments, or its shareholders, and any such legislation could adversely affect its business.
It is possible that the current U.S. federal, state, local or non-U.S. income tax treatment accorded an investment in the Fund will be modified by legislative, administrative, or judicial action in the future, possibly with retroactive effect. The nature of changes in tax law, if any, cannot be determined prior to enactment of any new tax legislation. However, such legislation could significantly alter the tax consequences and decrease the after-tax rate of return of an investment in the Fund. Potential investors therefore should seek, and must rely on, the advice of their own tax advisers with respect to the possible impact on their investments of recent legislation, as well as any future proposed tax legislation or administrative or judicial action.
Risks Related to an Investment in the Shares
The Fund may have difficulty sourcing investment opportunities.
The Fund cannot assure investors that we will be able to locate a sufficient number of suitable investment opportunities to allow us to deploy all investments successfully. In addition, privately negotiated investments in loans and illiquid securities of private middle market companies require substantial due diligence and structuring, and we cannot assure investors that we will achieve our anticipated investment pace. As a result, investors will be unable to evaluate any future portfolio company investments prior to purchasing the Fund’s Shares. Additionally, the Adviser will select our investments, and the Fund’s shareholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in the Fund’s Shares. To the extent the Fund is unable to deploy all investments, its investment income and, in turn, its results of operations, will likely be materially adversely affected.
The Fund faces risks associated with the deployment of capital.
In light of the nature of the continuous offering as well as ongoing and periodic private offerings in relation to the Fund’s investment strategy and the need to be able to deploy potentially large amounts of capital quickly to capitalize on potential investment opportunities, if the Fund has difficulty identifying investments on attractive terms, there could be a delay between the time the Fund receives net proceeds from the sale of the Shares in this offering or any private offering and the time the Fund invests the net proceeds. The proportion of privately negotiated investments may be lower than expected. The Fund also may from time to time hold cash pending deployment into investments or have less than its targeted leverage, which cash or shortfall in target leverage may at times be significant, particularly at times when the Fund is receiving high amounts of offering proceeds and/or times when there are few attractive investment opportunities. Such cash may be held in an account for the benefit of the Fund’s shareholders that may be invested in money market accounts or other similar temporary investments, each of which are subject to the management fees.
In the event the Fund is unable to find suitable investments, such cash may be maintained for longer periods, which would be dilutive to overall investment returns. This could cause a substantial delay in the time it takes for the investment to realize its full potential return and could adversely affect the Fund’s ability to pay regular distributions of cash flow from operations to the investor. It is not anticipated that the temporary investment of such cash into money market accounts or other similar temporary investments pending deployment into investments will generate significant interest, and investors should understand that such low interest payments on the temporarily invested cash may adversely affect overall returns. In the event the Fund fails to timely invest the net proceeds of sales of the Shares or do not deploy sufficient capital to meet the Fund’s targeted leverage, the results of operations and financial condition may be adversely affected.
An investment in the Fund’s Shares will have limited liquidity.
The Fund’s Shares constitute illiquid investments for which there is not, and will likely not be, a secondary market at any time prior to a public offering and listing of its Shares on a national securities exchange. The Fund does not anticipate that it will conduct a public offering and list its Shares on a national securities exchange. Investment in the Fund is suitable only for sophisticated investors and requires the financial ability and willingness to accept the high risks and lack of liquidity inherent in an investment in the Fund. Except in limited circumstances for legal or regulatory purposes, shareholders are not entitled to redeem their Shares. Shareholders must be prepared to bear the economic risk of an investment in the Fund’s Shares for an extended period of time.
The Fund may encounter risks associated with the future issuance of Preferred Stock.
Preferred stock generally has a preference as to dividends and upon the event of liquidation over an issuer’s common stock, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.
Certain investors will be subject to Exchange Act filing requirements.
Because the Fund is a registered closed-end fund, ownership information for any person who beneficially owns 5% or more of the Shares will have to be disclosed in a Schedule 13G or other filings with the SEC. Beneficial ownership for these purposes is determined in accordance with the rules of the SEC, and includes having voting or investment power over the securities. In some circumstances, the Fund’s shareholders who choose to reinvest their dividends may see their percentage stake in the Fund increased to more than 5%, thus triggering this filing requirement. Although the Fund provides in its semi-annual reports the amount of its outstanding shares and the amount of the investor’s shares, the responsibility for determining the filing obligations and preparing the filing remains with the investor. In addition, owners of 10% or more of the Shares are subject to reporting obligations under Section 16(a) of the Exchange Act. Certain investors may be subject to the short-swing profits rules under the Exchange Act. The Fund’s shareholders who hold more than 10% of a class of its Shares may be subject to Section 16(b) of the Exchange Act, which recaptures for the benefit of the Fund profits from the purchase and sale of registered stock (and securities convertible or exchangeable into such registered stock) within a six-month period.
The Board may consider certain mergers.
The Independent Trustees of the Board may undertake to approve mergers between the Fund and certain other funds or vehicles. These mergers may involve funds managed by affiliates of the Adviser. The Independent Trustees also may seek to convert the form and/or jurisdiction of organization, including to take advantage of laws that are more favorable to maintaining board control in the face of dissident shareholders.
Shareholders may experience dilution.
All distributions declared in cash payable to Shareholders that are participants in the Fund’s dividend reinvestment plan will generally be automatically reinvested in the Fund’s Shares. As a result, shareholders that do not participate in the Fund’s dividend reinvestment plan may experience dilution over time.
Holders of the Fund’s Shares will not have preemptive rights to any Shares the Fund issues in the future. The Declaration of Trust allows the Fund to issue an unlimited number of Shares. After an investor purchases Shares in this offering, the Board may elect, without Shareholder approval, to: (1) sell additional Shares in public offerings; (2) issue Shares or interests in any of its subsidiaries in private offerings; (3) issue Shares upon the exercise of the options the Fund may grant to its Independent Trustees or future employees; or (4) subject to applicable law, issue Shares in payment of an outstanding obligation to pay fees for services rendered to the Fund. To the extent the Fund issues additional Shares after an investor’s purchase in this offering, such investor’s percentage ownership interest in the Fund will be diluted. Because of these and other reasons, the Fund’s shareholders may experience substantial dilution in their percentage ownership of the Fund’s Shares or their interests in the underlying assets held by the Fund’s subsidiaries.
Investing in the Fund’s Shares involves a high degree of risk.
The investments the Fund makes in accordance with the investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. The Fund’s investments in

Portfolio Companies may be highly speculative and aggressive and, therefore, an investment in the Fund’s Shares may not be suitable for someone with lower risk tolerance.
The NAV of the Shares may fluctuate significantly.
The NAV and liquidity, if any, of the market for the Shares may be significantly affected by numerous factors, some of which are beyond the Fund’s control and may not be directly related to its operating performance. These factors include:
•changes in the value of its portfolio of investments as a result of changes in market factors, such as interest rate shifts, and also portfolio specific performance, such as Portfolio Company defaults, among other reasons;
•changes in regulatory policies or tax guidelines, particularly with respect to RICs;
•failure to maintain its qualification as a RIC;
•distributions that exceed its net investment income and net income as reported according to U.S. GAAP;
•changes in earnings or variations in operating results;
•changes in accounting guidelines governing valuation of its investments;
•any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•departure of the Adviser or certain of its key personnel;
•general economic trends and other external factors; and
•loss of a major funding source.
Other Risks Related to Investment in the Fund
Issuers may be affected by force majeure events.
Issuers may be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, including, without limitation, acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism and labor strikes). Some force majeure events may adversely affect the ability of a party (including an issuer or a counterparty to the Fund or an issuer) to perform its obligations until it is able to remedy the force majeure event. In addition, the cost to an issuer or the Fund of repairing or replacing damaged assets resulting from such force majeure event could be considerable. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which the Fund may invest specifically. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control over one or more issuers or its assets, could result in a loss to the Fund, including if its investment in such issuer is canceled, unwound or acquired (which could be without what the Fund considers to be adequate compensation). Any of the foregoing may therefore adversely affect the performance of the Fund and its investments.

MANAGEMENT OF THE FUND
Board of Trustees
The Fund’s business and affairs are managed under the direction of the Board. The responsibilities of the Board include, among other things, the oversight of its investment activities, the quarterly valuation of the Fund’s assets, financing arrangements and corporate governance activities. The Board consists of three members, two of whom are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund or of the Adviser and are “independent,” as determined by the Board. These individuals are referred to as the Independent Trustees. The Board elects the Fund’s executive officers, who serve at the discretion of the Board.
Trustees
Information regarding the Board is as follows:

Name	Age	Position	Trustee Since
Independent Trustees
Stephen Potter	69	Trustee	2026
James Ritchie	72	Trustee	2026
Interested Trustees
Kenneth Kencel	67	Chief Executive Officer, President, Trustee and Chairman	2026
The address for each trustee is c/o Churchill Direct Lending Fund, 375 Park Avenue, 9th Floor, New York, NY 10152.
Executive Officers Who are Not Trustees
Information regarding the Fund’s executive officers who are not Trustees is as follows:

Name	Age	Position
Shai Vichness	44	Chief Financial Officer and Treasurer
Charmagne Kukulka	37	Chief Compliance Officer
John McCally	46	Vice President and Secretary
Marissa Hassen	43	Chief Accounting Officer
The address for each executive officer is c/o Churchill Direct Lending Fund, 375 Park Avenue, 9th Floor, New York, NY 10152.
Biographical Information
The following is information concerning the business experience of the Board and executive officers. The Fund’s Trustees have been divided into two groups—interested Trustees and Independent Trustees. Interested Trustees are “interested persons” as defined in the 1940 Act.
Interested Trustees
Kenneth Kencel, Chief Executive Officer, President & Chairman
Ken Kencel has served as Chief Executive Officer, President and Chairman of the Board of the Fund since September 2026 and has served as President and Chief Executive Officer of Churchill since 2015. Mr. Kencel has served as the Chief Executive Officer, President and Chairman of the Board of Nuveen Churchill Direct Lending Corp., a BDC, since December 2019, NC SLF Inc., a closed-end fund registered under the 1940 Act, since March 2021, and Nuveen Churchill Private Capital Income Fund, a BDC, since March 2022. Mr. Kencel previously served as a trustee of Nuveen Churchill Private Credit Fund and Nuveen Churchill BDC V. Throughout his over 35-year career in the investment industry, Mr. Kencel has accrued a broad range of experience in leading private credit investment businesses. Previously, Mr. Kencel served as a Managing Director of The Carlyle Group, and from May 2014 to April 2015, he also served as President and a Director of TCG BDC, Inc. (Carlyle’s publicly traded business development company). Prior to Carlyle, he founded and was President and CEO of Churchill Financial Group; and served as Head of Leveraged Finance for Royal Bank of Canada as well as Head of Indosuez Capital—a leading middle market merchant banking and asset management business in partnership with Credit Agricole Group. Mr. Kencel also helped to found the high yield finance business at Chase Securities (now JP Morgan Chase). He began his career in the Mergers & Acquisitions Group at Drexel Burnham Lambert.
Mr. Kencel serves on the Pension Investment Advisory Committee for the Archdiocese of New York, the Board and Chairman of the Investment Committee of Canisius High School and the Advisory Board of Teach for America (Connecticut). Mr. Kencel is a former member of the Board of Advisors and Adjunct Professor at the McDonough School of Business at Georgetown University. He earned his B.S. in Business Administration, magna cum laude, from Georgetown University and his J.D. from Northwestern University Pritzker School of Law.
Independent Trustees
James J. Ritchie, Trustee
James J. Ritchie has served as a trustee of the Fund since September 2026, a director of Nuveen Churchill Direct Lending Corp. since December 2019, a director of NC SLF Inc. since March 2021, and a trustee of Nuveen Churchill Private Capital Income Fund since March 2022. At various times from 2007 to May 2025, he served as Chairman of the board of Acadian Asset Management Inc. (formerly known as Brightsphere Investment Group), a global asset management firm, F&G Life Insurance Company, a life & annuity insurance company and Quanta Capital Holdings, Ltd., a property and casualty insurance holding company. Prior to serving as Chairman of the boards of these firms, he chaired their respective audit committees as well as those of Kinsale Capital Group, Inc., a Richmond-based specialty insurance company, KMG America Corporation, a life and health insurance company, Ceres Group, Inc., a health insurance company, Lloyds Syndicate 4000 and Old Mutual Bermuda, a Bermuda-based financial services company. From 2001 to 2003, he served as CFO of White Mountains Insurance Group, Ltd., a Bermuda-based insurance holding company. Prior thereto, he held senior management positions in Cigna Corporation and Price Waterhouse (now PricewaterhouseCoopers LLP). Mr. Ritchie also previously served as a trustee of Nuveen Churchill Private Credit Fund and Nuveen Churchill BDC V. He is a member of the National Association of Corporate Directors and the American Institute of Certified Public Accountants. Mr. Ritchie received an M.B.A. from the Rutgers Graduate School of Business Administration and an A.B. economics degree with honors from Rutgers College.
Stephen Potter, Trustee
Stephen Potter has served as a director of the Fund since September 2026, a director of Nuveen Churchill Direct Lending Corp. since December 2019, a trustee of Nuveen Churchill Private Capital Income Fund since March 2022, and a director of NC SLF Inc. since February 2026. From 2008 to 2017, prior to his retirement, Mr. Potter served as President of Northern Trust Asset Management (NTAM), a large global asset management firm, and as CEO of Northern Trust Investments, a registered investment adviser. From 2001-2008, Mr. Potter served as CEO of Northern Trust Global Services, Ltd. and led all of Northern Trust’s business activities outside the United States. In his various leadership roles at Northern Trust Corporation, Mr. Potter actively engaged with the board of directors and regulators focused on business strategy, risk management and long term talent development. Mr. Potter currently serves on the boards of Miami Corporation, Rush University Medical Center, the British American Business Council, the Solti Foundation, the American School in London US Foundation, Japan America Society of Chicago, Walter Scott & Partners in Edinburgh, Rush System for Health, Insight Investments, BNY Investment Management EMEA, and Newton Investment Management. Mr. Potter previously served as a trustee of Nuveen Churchill Private Credit Fund and Nuveen Churchill BDC V, the board of Duke University Trinity College, and the Social & Economic Advisory Board of the RAND Corporation in Santa Monica, CA. Mr. Potter is currently Chairman of the Japan America Society of Chicago. Mr. Potter holds an A.B. in Economics and History from Duke University and an M.B.A. in Finance and Marketing from Northwestern University.

Executive Officers Who Are Not Also Trustees
Shai Vichness, Chief Financial Officer and Treasurer
Shai Vichness serves as Chief Financial Officer and Treasurer of the Fund, Nuveen Churchill Direct Lending Corp., Nuveen Churchill Private Capital Income Fund, and NC SLF Inc., and as a Senior Managing Director and Chief Operating Officer and Chief Financial Officer of Churchill. Previously, as Managing Director and Head of Senior Leveraged Lending for Nuveen, Mr. Vichness was responsible for initiating Nuveen’s investment program in middle market senior loans and was directly involved in the launch of Churchill as an affiliate in 2015. Since the launch of Churchill, Mr. Vichness has been a member of Churchill’s Senior Lending Investment Committee and has been actively engaged in the management of the firm, including the development of its infrastructure and operations. Mr. Vichness joined Nuveen in 2005 and has spent his entire career in the private debt markets, with a significant amount of time spent in the firm’s workout and restructuring department. Mr. Vichness holds a B.B.A. from Baruch College, CUNY and is a CFA charterholder.
Charmagne Kukulka, Chief Compliance Officer
Charmagne Kukulka serves as the Chief Compliance Officer of the Fund, Nuveen Churchill Direct Lending Corp., Nuveen Churchill Private Capital Income Fund, and NC SLF Inc., and as Managing Director and Chief Compliance Officer of Churchill. Ms. Kukulka is responsible for overseeing the compliance program and is also a member of Churchill’s Valuation Committee. Before joining Churchill in 2023, Ms. Kukulka served as Chief Compliance Officer of a New York-based registered investment adviser. Ms. Kukulka began her compliance career at Blackstone Inc., where she was actively involved in the development and administration of the compliance program for Blackstone’s retail products. Ms. Kukulka received her B.A. in Business and Corporate Communications from Arizona State University’s W.P. Carey School of Business.
John McCally, Vice President and Secretary
John McCally is a Vice President and the Secretary of the Fund, Nuveen Churchill Direct Lending Corp., Nuveen Churchill Private Capital Income Fund, and NC SLF Inc., and serves as a Senior Managing Director and General Counsel for Churchill after establishing Churchill with the Churchill Financial Founders in 2015. Mr. McCally has served in the TIAA and Nuveen legal departments since 2010, including as the head of legal for Nuveen Leveraged Finance. Mr. McCally also provides legal support for various investment and asset management teams within the Nuveen and TIAA businesses, including those engaged in public and private fixed income, derivatives and structured products. Prior to joining the organization in 2010, Mr. McCally was an associate with Cadwalader, Wickersham & Taft LLP, specializing in derivatives, structured products and investment management, based in its Washington, D.C. office. Mr. McCally received a B.A. from Duke University and a juris doctor from The George Washington University Law School.
Marissa Hassen, Chief Accounting Officer
Marissa Hassen joined Churchill in 2018 and currently serves as Chief Accounting Officer of the Fund, Nuveen Churchill Direct Lending Corp., Nuveen Churchill Private Capital Income Fund, and NC SLF Inc., and as Managing Director and Chief Financial Officer, Investment Funds of Churchill. Ms. Hassen is a member of Churchill’s Operating Committee, as well as Churchill’s Valuation and Product Committee. Prior to Churchill, she was a senior manager in the Wealth and Asset Management Practice at Ernst & Young LLP, responsible for the planning, implementation, and completion of financial statement audits for alternative investment funds and registered investment companies. Ms. Hassen received her B.S. in Accounting and Business Administration from Lehigh University and is a Certified Public Accountant in the State of New York.
Communications with Trustees
Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual trustees or any group or committee of trustees, correspondence should be addressed to the Board or any such individual trustees or group or committee of trustees by either name or title.

All such correspondence should be sent c/o Churchill Direct Lending Fund, 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Chief Compliance Officer.
Board Role in Risk Oversight and Compliance
The Board performs its risk oversight function primarily through (a) the Audit Committee, the Nominating and Corporate Governance Committee and the Co-Investment Committee (collectively, the “Committees”), which report to the entire Board and are comprised solely of Independent Trustees, and (b) reports received from the Fund’s Chief Compliance Officer in accordance with the Fund’s compliance policies and procedures.
As described below in more detail under the “Audit Committee,” “Nominating and Corporate Governance Committee” and “Co-Investment Committee” subsections below, the Committees assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Fund’s accounting and financial reporting processes, the Fund’s systems of internal controls regarding finance and accounting and audits of the Fund’s financial statements and discussing with management the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Fund’s risk assessment and risk management policies. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include nominating trustees for election by the Fund’s shareholders in the event of director vacancies, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Committees. The Co-Investment Committee’s risk oversight responsibilities include reviewing and making certain findings in respect of co-investment transactions and monitoring compliance with the conditions of the Order, as well as certain other matters pertaining to potential or actual conflicts of interest.
The Board also performs its risk oversight responsibilities with the assistance of the Fund’s Chief Compliance Officer. The Chief Compliance Officer prepares a written report quarterly discussing the adequacy and effectiveness of the compliance policies and procedures of the Fund and certain of its service providers. The Chief Compliance Officer’s report, which the Board reviews quarterly, addresses at a minimum: (a) the operation of the Fund’s compliance policies and procedures and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Fund’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Trustees periodically, but in no event less than once each year.
The Fund believes the role of the Board in risk oversight is effective and appropriate given the extensive regulation to which it is already subject. Specifically, the Fund must comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Fund’s ability to incur indebtedness is limited such that its asset coverage must equal at least 300% immediately after the Fund incurs such indebtedness. In addition, the Fund intends to elect, and intends to qualify annually, to be treated for U.S. federal income tax purposes as a RIC under subchapter M of the Code. As a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements.
Preferred shares could be issued with terms that would adversely affect the shareholders, provided that the Fund may not issue any preferred shares that would limit or subordinate the voting rights of holders of the Fund’s Shares. Preferred shares could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to Shares and before any purchase of Shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred shares, if any are issued, must be entitled as a class voting separately to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred shares (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred shares would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.
The Board believes its existing role in risk oversight is appropriate. However, the Board re-examines the manner in which it administers its oversight function on an ongoing basis to ensure that it continues to meet the Fund’s needs.
Committees of the Board
The Board currently has three committees: an Audit Committee, a Nominating and Corporate Governance Committee and a Co-Investment Committee and may form additional committees in the future. The Fund does not have a compensation committee because the Fund’s executive officers do not receive any direct compensation from the Fund. A brief description of each committee is included in this private placement memorandum, and the charters of the Audit Committee and the Nominating and Corporate Governance Committee can be requested in writing to c/o Churchill Direct Lending Fund, 375 Park Avenue, 9th Floor, New York, NY 10152.
Audit Committee
The Audit Committee is comprised of Stephen Potter and James Ritchie, each of whom is an Independent Trustee. Mr. Ritchie serves as chair of the Audit Committee. The Board has determined that James Ritchie qualifies as an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. The Fund’s Audit Committee members also meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act.
The Audit Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee (a) assists the Board’s oversight of the integrity of the Fund’s financial statements, the independent registered public accounting firm’s independence, qualifications and performance and the Fund’s compliance with legal and regulatory requirements and the performance of its independent registered public accounting firm; (b) oversees the scope of the annual audit of the Fund’s financial statements, the quality and objectivity of its financial statements, accounting and policies and internal controls over financial reporting; (c) in conjunction with the Board, oversees the valuation process of the Adviser, as the Valuation Designee, in determining the fair value of portfolio securities for which current market values are not readily available in accordance with the Fund's valuation policy and Rule 2a-5 under the 1940 Act; (d) determines the selection, appointment, retention and termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; (e) reviews reports regarding compliance with the Fund’s Code of Business Conduct and Ethics; (f) pre-approves all audit and non-audit services provided to the Fund by such independent registered public accounting firm; and (g) acts as a liaison between the Fund’s independent registered public accounting firm and the Board.
Nominating and Corporate Governance Committee
The Nominating Committee is comprised of Stephen Potter and James Ritchie, each of whom is an Independent Trustee. Mr. Potter serves as chair of the Nominating Committee.
The Nominating Committee operates pursuant to a charter approved by the Board which sets forth the responsibilities of the Nominating Committee. The Nominating Committee recommends to the Board persons to be nominated by the Board for election in the event any vacancy on the Board may arise. The Nominating Committee will consider for nomination to the Board candidates submitted by the Fund’s shareholders or from other sources it deems appropriate. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended trustee nominees, the Nominating Committee applies the criteria included in its charter. These criteria include the candidate’s standards of character and integrity, knowledge of the Fund’s business and industry, conflicts of interest, willingness to devote time to the Fund and ability to act in the interests of all shareholders. The Nominating Committee does not assign specific weight to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for board membership. The Board believes diversity is important because a variety of viewpoints contribute to an effective decision-making process.
The Nominating Committee also makes recommendations with regard to the tenure of the trustees and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively.
Co-Investment Committee
The Co-Investment Committee is comprised of is comprised of Stephen Potter and James Ritchie, each of whom is an Independent Trustee. Stephen Potter serves as chair of the Co-Investment Committee.
The Co-Investment Committee is responsible for reviewing and making certain findings in respect of co-investment transactions under the conditions of the Order granted by the SEC as well as certain other matters pertaining to actual or potential conflicts of interest.
Nuveen
Nuveen is a direct, wholly owned subsidiary of TIAA, and the indirect parent company of Churchill. As the investment management arm of TIAA, Nuveen markets a wide range of specialized investment solutions that provide investors access to the capabilities of Nuveen’s diversified asset management platform. TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and the companion organization of College Retirement Equities Fund.
Nuveen’s middle market senior debt, junior capital and private equity investing activity is conducted through Churchill, one of its majority-owned affiliates. Together, Nuveen and Churchill provide investors with a focused strategy for capitalizing on opportunities in the middle market, extensive market knowledge and a differentiated platform that can offer institutional investors access to opportunities not easily replicated by traditional asset classes and that may serve as a tool for portfolio diversification.
Nuveen is a global asset manager. As of December 2025, Nuveen managed $1.4 trillion in assets with a long-term perspective and expertise across a wide range of traditional and alternative asset classes.
Since 1918, TIAA’s asset management division (now operating as Nuveen) has been providing investment solutions and strategies to a wide range of clients worldwide, including institutional investors, intermediaries, plan sponsors, investment and pension consultants, financial advisors, and individual investors. Nuveen is one of the largest global asset managers across multiple asset classes.
Nuveen’s global equity assets include fundamental active, quantitative, and index strategies. Its fixed-income assets span across public and private markets. In addition, it manages directly owned real estate and alternative assets.
TIAA is a Fortune 100 financial services organization and a leading provider of more secure retirements and outcome-focused investment solutions to millions of people and thousands of institutions. It paid more than $6.2 billion in lifetime income to retired clients in 2025 and has nearly $1.5 trillion in assets under management across Nuveen Investments affiliates and TIAA investment management teams (as of December 31, 2025).
The Adviser is responsible for the overall management of the Fund’s activities pursuant to the Advisory Agreement. In addition to serving as investment adviser to the Fund, Churchill manages other middle market investment strategies that seek competitive risk-adjusted yields and returns, raising assets from third-party institutional investors and TIAA’s general account.
Churchill manages (directly or as a sub-adviser) over $63 billion of committed capital as of January 1, 2026 across a range of vehicles, including BDCs, a registered closed-end investment company, separate accounts, structured finance products and private funds investing in private middle market leveraged loans, subordinated debt, equity related securities, private equity, limited partner commitments, and related strategies. The investment advice that Churchill provides through the Senior Loan Investment Team is limited primarily to investments in first-lien secured and unitranche loans made principally to private U.S. middle market companies whose typical profile is consistent with below-investment grade debt ratings categories and that are, in most cases, controlled by private equity investment firms. As of January 1, 2026, the Senior Loan Investment Team currently manages over $34 billion of committed capital dedicated to Senior Loan Investments across its investment platform. The investment advice that Churchill provides through the PEJC Investment Team is limited primarily to investments in private equity, equity co-investments and similar equity-related securities, subordinated debt and second-lien loans, in each case made principally in respect of the U.S. middle market. As of January 1, 2026, the PEJC Investment Team currently manages approximately $29 billion of committed capital.
Senior Loan Origination and Underwriting Platform
Churchill believes that the Senior Loan Investment Team’s origination and underwriting platform employs high selectivity at the front end and maintains transparency throughout the investment process to seek to maximize the likelihood of transaction success. The Senior Loan Investment Team reviews approximately 1,000 investment opportunities annually in order to maintain high selectivity and diversity of investment opportunities, and maintains a broad industry focus, including business services, manufacturing, distribution, and healthcare. For the last twelve months ended December 31, 2025, the Senior Lending Investment Committee closed approximately 6% of the investments it reviewed, with an average investment size of 0.4% of the total senior loan portfolio (based on committed principal).
Throughout the origination and underwriting process, the Senior Loan Investment Team will place strong emphasis on investment track record and quality of the private equity sponsor, when applicable. The Senior Loan Investment Team maintains consistent credit metrics and sponsor equity contribution standards.
PEJC Investment Team
History and Experience of the PEJC Investment Team. The PEJC Investment Team is comprised of experienced middle market investment professionals who have a strong track record of investing across the balance sheet in middle market companies. Since 2011 and through December 31, 2025, the PEJC Investment Team has committed approximately $29 billion of capital across all strategies, inclusive of equity co-investments, spanning a diverse set of investment securities, including second-lien term debt, unsecured subordinated notes and bespoke structured capital solutions, including holding company debt and preferred stock.
Based on the history and experience of the PEJC Investment Team, Churchill anticipates that the Fund will benefit from what it believes are the following valuable characteristics of the PEJC Investment Team:
•reputation as a reliable partner for both private equity sponsors and other middle market lenders;
•ability to move quickly and efficiently in structuring and negotiating a wide range of Junior Capital Investment solutions, some of which can be highly complex;
•a keen understanding of relative value and risk-return considerations paramount for investing various forms of Junior Capital Investments into sponsored transactions;
•consistent, repeatable processes designed to ensure ease of execution and to maximize the likelihood of a private equity sponsor’s success;
•extensive industry network to provide proprietary deal sourcing capabilities; and
•long-term investment philosophy to create value for sponsors and Portfolio Companies through the investment cycle.
Junior Capital Investments Origination and Underwriting Platform
The PEJC Investment Team strives to continually grow absolute levels of deal flow in order to maintain high selectivity and diversity of investment opportunities. The PEJC Investment Team reviewed four hundred and seven (407) Junior Capital Investment opportunities in the LTM period ended December 31, 2025, and closed on forty-

nine (49), representing twelve percent (12%) of the total reviewed. Of the 407 deals reviewed by the investment team in the LTM period ended December 31, 2025, only seventy-five (75) opportunities were pursued through full due diligence, representing approximately eighteen percent (18%) of the total transactions reviewed, demonstrating that investment personnel spend the majority of time reviewing stronger prospect opportunities. Since inception through December 31, 2025, the PEJC Investment Team closed on a total of two hundred and eighty-four (284) platforms and has invested $9.6 billion into Junior Capital Investments.
While the PEJC Investment Team’s overall investment pace has accelerated over time, investment standards and credit statistics remain consistent. Consistent growth is primarily driven by increased deal flow, steady execution by the investment team and larger hold sizes.
Throughout the underwriting process, the PEJC Investment Team places strong emphasis on investment quality and prudent capital structures. As demonstrated by each vintage of the portfolio, investing in well equitized companies with strong credit metrics is a key consideration for each investment.
Equity Co-Investment Investments Origination and Underwriting Platform
The PEJC Investment Team's review of transactions for Equity Co-Investment opportunities has grown at a 13% compound annual growth rate since 2019. The PEJC Investment Team strives to continually grow absolute levels of deal flow in order to maintain high selectivity and diversity of Equity Co-Investment opportunities. The PEJC Investment Team reviewed three hundred and thirty-three (333) Equity Co-Investment opportunities in the LTM period ended December 31, 2025, and closed on twenty-nine (29), representing approximately nine percent (9%) of the total reviewed. Of the 333 deals reviewed in the LTM period ended December 31, 2025, only sixty-five (65) opportunities were pursued through full due diligence, representing approximately twenty percent (20%) of the total transactions reviewed, demonstrating that investment personnel spend the majority of time reviewing stronger prospect opportunities. Since inception through December 31, 2025, the PEJC Investment Team closed on a total of three hundred and fifty-one (351) platforms and has invested approximately $6.3 billion in Equity Co-Investments.7
Portfolio Management
Investment Personnel
The Fund’s senior staff of investment personnel currently consists of the members of the Investment Committee. The Investment Committee is currently comprised of Kenneth Kencel, Jason Strife, Mathew Linett and Randy Schwimmer.
Churchill is currently staffed with over 200 employees, including the investment personnel noted above. In addition, Churchill may retain additional investment personnel in the future based upon its needs.
The table below shows the dollar range of Shares owned by the portfolio managers as of October 13, 2026:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund (1)
Kenneth Kencel	None
Jason Strife	None
Mathew Linett	None
Randy Schwimmer	None
__________________
(1)Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.
7 Data as of December 31, 2025. The Equity Co-Investment platform was established in 2011. The first transaction was closed in August 2011.

Other Accounts Managed by Portfolio Managers
The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2025: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.
Kenneth Kencel

Type of Account	Number of Accounts	Assets of Accounts ($ in millions)(2)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee ($ in millions)
Registered investment companies	2	$1,060.17	1	$156.02
Other pooled investment vehicles:(1)	52	$30,066.02	34	$23,132.95
Other accounts	19	$24,990.94	8	$3,599.50
Jason Strife

Type of Account	Number of Accounts	Assets of Accounts ($ in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee ($ in millions}
Registered investment companies	1	$156.02	1	$156.02
Other pooled investment vehicles:(1)	25	$14,326.89	22	$13,523.75
Other accounts	4	$14,204.92	2	$1,156.93
Mathew Linett

Type of Account	Number of Accounts	Assets of Accounts ($ in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee ($ in millions)
Registered investment companies	1	$904.14	—	$—
Other pooled investment vehicles:(1)	30	$20,847.13	15	$14,717.19
Other accounts	16	$10,786.02	6	$2,442.57
Randy Schwimmer

Type of Account	Number of Accounts	Assets of Accounts ($ in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee ($ in millions)
Registered investment companies	1	$904.14	—	$—
Other pooled investment vehicles:(1)	30	$20,847.13	15	$14,717.19
Other accounts	16	$10,786.02	6	$2,442.57
__________________
(1)Includes investment companies that have elected to be regulated as business development companies under the 1940 Act.
(2)Total assets includes commitments to acquire limited partner interests in private funds that may not be fully funded as of the date set forth above.

Investment Committee
All investment decisions for the Fund require the unanimous consent of the members of the Investment Committee comprised of Kenneth Kencel, Jason Strife, Mathew Linett and Randy Schwimmer. The Investment Committee may be advised by certain senior investment professionals of the Investment Team from time to time, including Churchill’s Senior Lending Investment Committee and its investment committee overseeing PEJC investment opportunities (the “PEJC Investment Committee”). The Investment Committee will draw upon the experience of these committees and their related Investment Team to source and evaluate investments. The Churchill management team has on average more than 25 years of industry experience and has focused expertise in originating, underwriting, and monitoring middle market investments. In addition, many of the members of the Churchill management team have held senior management and other positions at a number of leading middle market firms and have existing relationships with many of the active participants in the middle market. As a result, they expect that the Fund will be well positioned to take advantage of the demand for capital in the middle market, particularly from private equity sponsored companies, a market segment where Churchill has years of investing experience.
Members of the Investment Committee Who Are Not the Fund’s Trustees or Executive Officers
Mathew Linett, Senior Managing Director, Head of Senior Lending, Churchill
Mathew Linett serves as Senior Managing Director, Head of Senior Lending and supervises underwriting and portfolio management for Churchill’s Senior Loan Investment Team. He brings nearly 30 years of leveraged finance experience with a strong emphasis on the middle market. He has invested at all levels of the capital structure including senior secured loans, public and private mezzanine debt, as well as private equity co-investments. In addition, he has significant distressed debt experience both as an investor in the secondary market as well as through direct workouts of middle market loans. Previously, he was a Credit Portfolio Manager at Loeb King Capital and Havens Advisors, a Senior Vice President at Jefferies & Co., as well as a Vice President at Indosuez Capital – a middle market merchant banking and asset management business. Mr. Linett and Mr. Kencel worked closely together at Indosuez Capital.
Mr. Linett graduated cum laude from the University of Pennsylvania’s dual degree program with a B.S. in economics from the Wharton School and a B.A. (honors) in international relations from the College of Arts and Sciences.
Randy Schwimmer, Vice Chairman, Chief Investment Strategist, Churchill
Durant D. (“Randy”) Schwimmer serves as Vice Chairman, Chief Investment Strategist of Churchill, overseeing the Investor Solutions Group and focusing on managing and growing Churchill's relationships with leading global institutional investors, family offices and private wealth platforms. Previously, Mr. Schwimmer served as Co-Head of Senior Lending, overseeing senior lending origination and capital markets for Churchill. He is widely credited with developing loan syndications for middle market companies. Mr. Schwimmer brings 30 years of experience in middle market finance to Churchill, having served as a Senior Managing Director and Head of Capital Markets & Indirect Origination at Churchill Financial. In those positions, he took responsibility for all loan capital markets activities and for managing the firm’s indirect origination platform. Before then, Mr. Schwimmer worked as Managing Director and Head of Leveraged Finance Syndication for BNP Paribas. He spent 15 years at JP Morgan Chase in Corporate Banking and Loan Syndications, where he originated, structured, and syndicated leveraged loans. Mr. Schwimmer graduated from Trinity College with a cum laude B.A. He earned his M.A. from the University of Chicago.
Jason Strife, Senior Managing Director, Head of Junior Capital & Private Equity Solutions, Churchill
Jason Strife serves as Senior Managing Director and Head of Private Equity & Junior Capital at Churchill. He is responsible for sourcing, executing, portfolio construction and monitoring Churchill’s middle market private equity and junior capital investment efforts, including fund commitments, equity co-investments and junior debt investments. He also serves as Chair of the PEJC Investment Committee and as a member of Churchill's Executive Committee.

Prior to joining Nuveen, Mr. Strife was a Principal at Bison Capital, a Los Angeles-based private equity firm focused on structured junior capital investments in lower middle market companies. Prior to Bison Capital, Mr. Strife was an investment professional at Weston Presidio, a Boston and San Francisco-based middle market private equity firm focused on growth capital and leveraged buyout investing. Prior to Weston Presidio, Mr. Strife worked in the Mergers and Acquisitions group of Wachovia Securities, executing primarily sell side transactions on behalf of private equity clients. Mr. Strife graduated with a Master’s degree in Accounting and a Bachelor’s degree in Analytical Finance from Wake Forest University.
Mr. Strife graduated with a Master’s degree in Accounting and a Bachelor’s degree in Analytical Finance from Wake Forest University.
Other Senior Investment Professionals
Christopher Cox, Senior Managing Director, Chief Risk Officer, Churchill
Christopher Cox serves as Chief Risk Officer of Churchill. He is responsible for the firm's risk management infrastructure, including all risk management processes and policies. He also oversees the workout, portfolio management, valuation, allocation and responsible investing teams. He is a member of the firm's Senior Lending Investment Committee, as well as the Operating Committee.
Previously, he was a principal of Carlyle Secured Lending, Inc., formerly known as TCG BDC, Inc. and Carlyle GMS Finance (Carlyle’s publicly traded BDC) and was a managing director and Chief Risk Officer for Churchill Financial, which he joined in 2006. In this role, he was responsible for overseeing the company’s risk management infrastructure, including all risk management process and policies. Prior to this, Mr. Cox was a senior vice president at GE Commercial Finance (a division of GE Capital) from 1997 to 2006, where he held various risk management roles within the corporate lending group, focusing on middle market transactions. Mr. Cox also worked at Gibbs & Cox, Inc. in New York, NY. Mr. Cox received his B.S. in civil engineering from Tufts University and his MBA from Fordham University.
Kelli Marti, Senior Managing Director, Senior Portfolio Manager, Head of CLO Management
Kelli Marti serves as Churchill’s Senior Portfolio Manager and the Head of CLO Management at Churchill. As Head of CLO Management, she is responsible for the management and growth of Churchill's middle market CLO platform, including day-to-day vehicle oversight, assisting in the sourcing of assets and trading strategy development, as well as participating in fundraising initiatives. As Senior Portfolio manager, Ms. Marti manages the Fund, as well as various other Churchill funds. For the Fund, she oversees the day-to-day investment activity and helps to make investment decisions on behalf of the Fund. Ms. Marti serves as a member of the Senior Lending Investment Committee for upper middle market senior loan transactions, as well as the firm's Operating Committee.
Before joining Churchill, she spent eighteen years at Crestline Denali Capital, a CLO asset manager. Most recently, Ms. Marti served as Crestline Denali’s Managing Director and Chief Credit Officer where she was responsible for overseeing the firm’s entire credit function including new business underwriting and portfolio management. Ms. Marti also served on the firm’s Investment Committee. Prior to joining Crestline Denali, she was a Vice President at Heller Financial where she was responsible for underwriting and managing middle market loans. Prior to joining Heller, she was an Assistant Vice President at First Source Financial where she underwrote direct middle market transactions on behalf of the firm’s CLO portfolio. She began her career as an auditor at KPMG in Chicago.
Ms. Marti graduated magna cum laude with a B.S. in Accounting from the University of Notre Dame and received her MBA with high honors from the Kellogg School of Management at Northwestern University. Kelli previously earned her CPA certification.
Kevin Meyer, Managing Director, Head of Origination & Capital Markets, Churchill
Kevin Meyer serves as Churchill’s Head of Origination & Capital Markets with over twelve years of experience in middle market leveraged finance. He is responsible for overseeing the firm's deal sourcing for senior lending transactions and building and maintaining relationships with leading U.S. private equity sponsors. Mr. Meyer serves as a member of the Senior Lending Investment Committee, as well as the firm's Operating Committee. Previously, he was an Assistant Vice President and Underwriter at GE Capital, a financial services institution that is focused on making direct senior, middle market loans. Prior to GE Capital, Mr. Meyer worked in sports marketing and event management at FIFA. Mr. Meyer graduated from Fordham with a B.A. in finance and minor concentration in economics. He received his MBA with specializations in finance and international business from Fairfield University’s Dolan School of Business.
Jill White, Managing Director, Head of Underwriting & Portfolio Management, Churchill
Jill White serves as Churchill's Head of Underwriting & Portfolio Management, focusing on the firm's senior lending strategy. She is responsible for overseeing the screening, staffing and underwriting of new transactions as well as managing ongoing portfolio activity. Ms. White serves on the Senior Lending Investment Committee, as well as the firm's Operating Committee. Prior to joining Churchill in 2018, she was an Assistant Vice President at Antares Capital on the underwriting and portfolio management team, where she led processes for senior debt financings. Prior to that, she spent several years on the Antares credit advisory team managing distressed credit situations. Previously, Ms. White completed the GE Capital Investment Analyst program. She graduated summa cum laude from John Carroll University with a B.S. in finance and minor in mathematics.
PEJC Investment Team Senior Investment Professionals
Derek Fricke, Senior Managing Director, Head of Direct Investments, Junior Capital & Private Equity Solutions, Churchill
Derek Fricke serves as Senior Managing Director and Head of Direct Investments for the PEJC investment team. He is responsible for capital raising, sourcing and underwriting investments, as well as portfolio management for Churchill's junior debt, structure capital and equity co-investment strategies. Mr. Fricke serves as a member of Churchill's PEJC Investment Committee, as well as the firm's Operating Committee. Prior to Churchill, Mr. Fricke was a Senior Director on the PEJC team at the Firm's parent company, TIAA, and subsequently Nuveen, since 2013. Previously, he was a Senior Associate at Chrysalis Ventures, a venture capital firm, and an investment team member at BIA Digital partners, where he was an active mezzanine capital and equity investor in middle-market companies. Mr. Fricke began his career in investment banking in Atlanta, GA with SunTrust Robinson Humphrey. He is a graduate of the University of North Carolina at Chapel Hill, where he earned a B.S. degree in Business Administration from the Kenan-Flagler School of Business.
Anne Philpott, Managing Director, Head of Private Equity Fund Investments, Junior Capital & Private Equity Solutions, Churchill
Anne Philpott is a Managing Director and the Head of Private Equity Fund Investments for the PEJC investment team. Ms. Philpott is responsible for sourcing and executing transactions across the PEJC platform, while leading the firm's primary private equity fund investment strategy. She serves as a member of Churchill's PEJC Investment Committee, as well as the firm's Operating Committee. Additionally, she is Co-Head of Churchill's Diversity, Equity and Inclusion Council, where she collaborates on initiatives that prioritize inclusion and authenticity at the firm. Prior to Churchill, Ms. Philpott was a Senior Director on the PEJC investment team at Nuveen. She joined TIAA in 2005 and began her career as an Associate in the Private Placements group. As part of the Private Placements group, she acted as a lead originator and portfolio manager for a variety of domestic and international high grade corporate debt investments. Ms. Philpott holds a B.S. in Economics from the University of Pennsylvania. She is a CFA charter holder and a member of the CFA Institute.
Nicholas Lawler, Managing Director, Head of Secondaries on the PEJC Investment Team, Churchill
Nicholas Lawler is a Managing Director on the PEJC Investment Team at Churchill. His responsibilities include oversight of origination, underwriting and portfolio management activities for secondary investments. Prior to joining Churchill in 2022, Mr. Lawler spent 10 years at 50 South Capital Advisors, LLC, the alternative investment arm of Northern Trust Corporation, where he was a Senior Vice President and helped build and lead the firm’s secondaries business. Mr. Lawler also served on 50 South Capital’s Diversity, Equity, and Inclusion Committee.

Before joining 50 South Capital, he was a member of Northern Trust’s Global Opportunities in Leadership Development program on the Investments Track – Northern’s functional and management training program. Mr. Lawler joined Northern Trust in 2008 and began his career in Wealth Management. Mr. Lawler holds a B.A. in political science and minor in history from Boston College, where he was a member of the men’s varsity golf team, competing in the Atlantic Coast Conference.

FUND EXPENSES
The Fund’s primary operating expenses include the payment of fees to the Adviser under the Investment Advisory Agreement and other operating costs described below.
Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to the Fund, and the base compensation, salaries, bonus and benefits, rent, utilities, insurance, payroll taxes, bonuses, employee benefits, furnishings, telecommunications and certain information services and certain office expenses, including office supplies and equipment and other similar expenses and the other routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. The Fund will bear all other costs and expenses of the Fund’s operations, administration and transactions, including, but not limited to:
(i)organization of the Fund;
(ii)calculating NAV (including the cost and expenses of any independent third-party valuation firm);
(iii)expenses, including travel, entertainment, lodging and meal expenses, incurred by the Adviser, or members of its investment teams, or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective Portfolio Companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Fund’s rights;
(iv)fees and expenses incurred by the Adviser (and its affiliates) payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Fund and in conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring the Fund’s investments and monitoring investments and Portfolio Companies on an ongoing basis;
(v)any and all fees, costs and expenses incurred in connection with the incurrence of leverage and indebtedness of the Fund, including borrowings, dollar rolls, reverse purchase agreements, credit facilities, securitizations, margin financing and derivatives and swaps, and including any principal or interest on the Fund’s borrowings and indebtedness (including, without limitation, any fees, costs, and expenses incurred in obtaining lines of credit, loan commitments, and letters of credit for the account of the Fund and in making, carrying, funding and/or otherwise resolving investment guarantees);
(vi)offerings, sales, and repurchases of the Shares and other securities;
(vii)investment advisory fees payable under Section 3 of the Advisory Agreement;
(viii)administration fees and expenses, if any, payable under the Administration Agreement (including payments under the Administration Agreement between the Fund and the Administrator, based upon the Fund’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including the allocable portion of the cost of the Fund’s chief financial officer and his staff);
(ix)costs incurred in connection with investor relations and Board relations;
(x)any applicable administrative agent fees or loan arranging fees incurred with respect to Portfolio Investments by the Adviser or an affiliate thereof;
(xi)any and all fees, costs and expenses incurred in implementing or maintaining third-party or proprietary software tools, programs or other technology for the benefit of the Fund (including, without limitation, any and all fees, costs and expenses of any investment, books and records, portfolio compliance and reporting systems, general ledger or portfolio accounting systems and similar systems and services, including, without limitation, consultant, software licensing, data management and recovery services fees and expenses);

(xii)transfer agent, administrator, dividend agent and custodial fees and expenses;
(xiii)federal and state registration fees;
(xiv)all costs of registration and listing the Shares on any securities exchange;
(xv)U.S. federal, state and local taxes;
(xvi)Independent Trustees’ fees and expenses, including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the Independent Trustees;
(xvii)costs of preparing and filing reports or other documents required by the SEC, FINRA, U.S. Commodity Futures Trading Commission, or other regulators, and all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings related to the Fund’s activities and/or other regulatory filings, notices or disclosures of the Adviser and its respective affiliates relating to the Fund and its activities;
(xviii)costs of any reports, proxy statements or other notices to shareholders, including printing costs;
(xix)fidelity bond, trustees’ and officers’/errors and omissions liability insurance, and any other insurance premiums;
(xx)direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors, tax preparers and outside legal costs;
(xxi)proxy voting expenses;
(xxii)all expenses relating to payments of dividends or interest or distributions in cash or any other form made or caused to be made by the Board to or on account of holders of the securities of the Fund, including in connection with the dividend reinvestment plan or the share repurchase program;
(xxiii)costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Fund’s assets for tax or other purposes;
(xxiv)allocable fees and expenses associated with marketing efforts on behalf of the Fund;
(xxv)all fees, costs and expenses of any litigation involving the Fund or its Portfolio Companies and the amount of any judgments or settlements paid in connection therewith, Trustee and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification) or extraordinary expense or liability relating to Fund’s affairs;
(xxvi)fees, costs and expenses of winding up and liquidating the Fund’s assets; and
(xxvii)all other expenses incurred by the Fund, the Adviser or the Administrator in connection with administering the Fund’s business.
Approval of the Investment Advisory Agreement
Board approval of the Agreement was made in accordance with, and on the basis of an evaluation satisfactory to the Board, as required by Section 15(c) of the 1940 Act and the applicable rules and regulations thereunder, including consideration of, among other factors, (i) the nature, quality and extent of the services provided by the Adviser under the Investment Advisory Agreement; (ii) comparative information with respect to advisory fees and other expenses paid by other comparable investment companies; and (iii) information about the services performed by the Adviser and the personnel of the Adviser providing such services under the Investment Advisory Agreement.

The Agreement has an initial term of two years from the date of its execution. The Agreement will continue in effect from year to year thereafter so long as such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable by the Fund without penalty, on 60 days’ prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.
A discussion regarding the basis for the Board’s approval of the Agreement will be available in the Fund’s annual report on Form N-CSR for the period ended December 31, 2026, which will be publicly filed with the SEC.

DETERMINATION OF NET ASSET VALUE
The Fund expects to determine the NAV for purchases of its Shares each month as of the last day of each calendar month. The NAV per share is determined by dividing the value of total assets minus liabilities by the total number of Shares outstanding at the date as of which the determination is made.
The Fund’s investments are valued in accordance with the fair value principles established by FASB Accounting Standards Codification Topic 820, Fair Value Measurement and Disclosures (“ASC Topic 820”), and in accordance with the 1940 Act. ASC Topic 820’s definition of fair value focuses on the amount that would be received to sell the asset or paid to transfer the liability, in the principal, or most advantageous, market and prioritizes the use of market-based inputs (observable) over entity-specific inputs (unobservable) within a measurement of fair value.
Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board. Because the Fund expects that there typically will not be a readily available market price for most of its target portfolio investments, the Fund expects that the value of most of its portfolio investments will be their fair value as determined by the Valuation Designee consistent with a documented valuation policy and consistently applied valuation process. In making these determinations, the Valuation Designee will receive input from the Board, management and the Audit Committee. In addition, the Board intends to retain one or more independent third-party valuation firms to review the valuation of each portfolio investment for which a market quotation is not available.
ASC Topic 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC Topic 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC Topic 820, these inputs are summarized in the three levels listed below:
•Level 1—Valuations are based on unadjusted, quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.
•Level 2—Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•Level 3—Valuations are based on inputs that are unobservable and significant to the overall fair value measurement.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
Active, publicly traded instruments are classified as Level 1 and their values are generally based on quoted market prices, even if both the market’s normal daily trading volume is not sufficient to absorb the quantity held and placing orders to sell the position in a single transaction might affect the quoted price.
Fair value is generally determined as the price that would be received for an investment in a current sale, which assumes an orderly market is available for the market participants at the measurement date. If available, fair value of investments will be based on directly observable market prices or on market data derived from comparable assets. The Fund’s valuation policy considers the fact that no ready market may exist for many of the securities in which the Fund invests and that fair value for its investments must be determined using unobservable inputs.
The Fund applies the practical expedient provided by ASC Topic 820 relating to investments in certain investment companies that calculate net asset value ("NAV") per share (or its equivalent). ASC Topic 820 permits an entity holding investments in certain portfolio companies that either are investment companies, or have attributes similar to an investment company, calculate NAV per share or its equivalent for which the fair value is not readily determinable, and measure the fair value of such investments on the basis of NAV per share, or its equivalent, without adjustment. Investments which are valued using NAV per share or its equivalent as a practical expedient are not categorized within the fair value hierarchy as per ASC Topic 820.
The Board has designated the Adviser as the Fund’s Valuation Designee pursuant to Rule 2a-5 under the 1940 Act to determine the fair value of its investments that do not have readily available market quotations. Pursuant to the Fund’s valuation policy approved by the Board, a valuation committee comprised of employees of the Adviser (the “Valuation Committee”) is responsible for determining the fair value of the Fund’s assets for which market quotations are not readily available, subject to the oversight of the Board.
With respect to investments for which market quotations are not readily available (Level 3), the Valuation Designee, subject to the oversight of the Board as described below, undertakes a multi-step valuation process each quarter, as follows:
•The Fund’s quarterly valuation process begins with each Portfolio Company or investment being initially valued either by the professionals of the applicable Investment Team that are responsible for the portfolio investment, or by an independent third-party valuation firm;
•to the extent an independent third-party valuation firm has not been engaged by, or on behalf of, the Valuation Designee to value 100% of the applicable portfolio, then a third-party valuation firm engaged by, or on behalf of, the Valuation Designee will provide positive assurance on portions of the applicable portfolio each quarter (such that performing each applicable investment will be reviewed by a third-party valuation firm at least once on a rolling 12-month basis and each watch list investment will be reviewed each quarter), including a review of management’s preliminary valuation and conclusion on fair value;
•the Valuation Committee will then review and discuss the valuations with any input, where appropriate, from the independent valuation firm(s) and determine the fair value of each investment in the Fund’s portfolio in good faith based on its valuation policy, subject to the oversight of the Board; and
•the Valuation Designee will provide the Board with the information relating to the fair value determination pursuant to the Fund’s valuation policy in connection with each quarterly Board meeting and discuss with the Board its determination of the fair value of each investment in the Fund’s portfolio in good faith.
The Valuation Designee makes this fair value determination on a quarterly basis and in such other instances when a decision regarding the fair value of the portfolio investments is required. Factors considered by the Valuation Designee as part of the valuation of investments include each Portfolio Company’s credit ratings/risk, current and projected earnings, current and expected leverage, ability to make interest and principal payments, liquidity, compliance with applicable loan covenants, and price to earnings (or other financial) ratios of the Portfolio Company and other comparable companies, as well as the estimated remaining life of the investment and current market yields and interest rate spreads of similar securities as of the measurement date. Other factors taken into account include changes in the interest rate environment and the credit markets that may affect the price at which similar investments would trade. The Valuation Designee may also base its valuation of an investment on recent transactions of investments and securities with similar structure and risk characteristics. The Valuation Designee obtains market data from its ongoing investment purchase efforts, in addition to monitoring transactions that have closed or are discussed in industry publications. External information may include (but is not limited to) observable market data derived from the U.S. loan and equity markets. As part of compiling market data as an indication of current market conditions the Valuation Designee may utilize third-party sources.
On a monthly basis not otherwise occurring at the end of a calendar quarter, the Valuation Designee will generally value investments at the most recent quarterly valuation unless it determines that a significant observable change has occurred since the most recent quarter end with respect to the investment (which determination may be as a result of a material event at a Portfolio Company, material change in market spreads, secondary market transaction in the instruments of an investment or otherwise). If the Valuation Designee determines such a change has occurred with respect to one or more investments, it will determine whether to update the value for each relevant investment. The Valuation Designee may also update the value of each relevant investment during any applicable monthly period should it become aware of material events that may impact the value of any such investments]. Absent the occurrence of any such material events, the Valuation Designee expects the value of each investment to generally remain consistent with its quarterly valuation.
The Fund is also expected to determine its NAV per share daily for purposes of its shareholders, as of the close of regular trading on the NYSE. The provision of this information shall not constitute an offer. For purposes of this daily determination, the Valuation Designee will generally value investments at the most recent monthly or quarterly valuation unless it determines that a significant observable change has occurred since the most recent month end or quarter end with respect to the investment (which determination may be as a result of a material event at a Portfolio Company, material change in market spreads, secondary market transaction in the instruments of an investment or otherwise). If the Valuation Designee determines such a change has occurred with respect to one or more investments, it will determine whether to update the value for each relevant investment. The Valuation Designee may also update the value of each relevant investment for the daily valuation should it become aware of material events that may impact the value of any such investment. Absent the occurrence of any such material events, the Valuation Designee expects the daily value of each investment to generally remain consistent with its monthly or quarterly valuation.
The value assigned to these investments is based upon available information and may fluctuate from period to period. In addition, it does not necessarily represent the amount that ultimately might be realized upon a portfolio investment’s sale. Due to the inherent uncertainty of valuation, the estimated fair value of an investment may differ from the value that would have been used had a ready market for the security existed, and the difference could be material.
The Board is responsible for overseeing the Valuation Designee’s process for determining the fair value of the Fund’s assets for which market quotations are not readily available, taking into account its valuation risks. To facilitate the Board’s oversight of the valuation process, the Valuation Designee will provide the Board with quarterly reports, annual reports, and prompt reporting of material matters affecting the Valuation Designee’s determination of fair value. As part of the Board’s oversight role, the Board may request and review additional information as may be necessary to be informed of the Valuation Committee’s process for determining the fair value of the Fund’s investments.

POTENTIAL CONFLICTS OF INTEREST
The Fund is subject to certain conflicts of interest with respect to the services the Adviser provides to the Fund. These conflicts arise primarily from the Fund and other Adviser affiliated vehicles pursuing independent investment strategies, which may result in conflicts over allocation or decisions to invest in different parts of an issuer’s capital stack, among other activities. An investor should be aware that individual conflicts will not necessarily be resolved in favor of its interest. While the foregoing list of conflicts discusses all known conflicts the Fund considers to be material, it does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund insofar as unknown or non-material conflicts are not listed.
Relationship with the Adviser and TIAA
We, the Adviser, and their officers, trustees, employees, agents and affiliates may be subject to certain potential conflicts of interest in connection with the Fund’s activities and investments. In addition, certain personnel of the Adviser serve, or may serve, as officers, directors, members, or principals of entities that operate in the same or a related line of business as the Fund, or of investment funds, accounts or investment vehicles sponsored or managed by them. Similarly, the Adviser may have other clients or other accounts with similar, different or competing investment objectives as the Fund. In serving in these multiple capacities, they may have obligations to other clients, other accounts or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The conflicts of interest described herein could prevent the Fund from making or disposing of certain investments or making or disposing of certain investments on the terms desired.
The Adviser or its affiliates also earn additional fees related to the securities in which the Fund invests, which may result in conflicts of interests for the senior investment professionals and members of the investment committee making investment decisions. For example, the Adviser and its affiliates may act as an arranger, syndication agent or in a similar capacity with respect to securities in which the Fund invests, where the Adviser's investment staff sources and arranges financing transactions that may be eligible for investment by its client accounts (including the Fund) and in connection therewith commits to source, arrange, and issue such financing instruments as may be required by the related issuer(s). In connection with such sourcing and arranging activity, such issuer(s) agree to pay the Adviser and its affiliates compensation in the form of closing or arrangement fees, which compensation is paid to them at or immediately prior to the funding of such financing, separately from management fees paid by the Fund. Additionally, affiliates of the Adviser may act as the administrative agent on credit facilities under which such securities are issued, which may contemplate additional compensation to such affiliates for the service of acting as administrative agent thereunder.
The Adviser has a separate account, fund-of-one or other managed account arrangements in place with TIAA or subsidiaries thereof. Consistent with their respective investment allocation policies and the Order, the Adviser also may be managing certain securities for the Fund and allocating the same investments to TIAA (or subsidiaries thereof) pursuant to such arrangements, which may lead to conflicts of interest.
In certain instances, it is possible that other entities managed by the Adviser or a proprietary account of TIAA may be invested in the same or similar loans or securities as those held by the Fund, and which may be acquired at different times at lower or higher prices. Those investments also may be in securities or other instruments in different parts of the company’s capital structure that differ significantly from the investments held by the Fund, including with respect to material terms and conditions, including, without limitation, seniority, interest rates, dividends, voting rights and participation in liquidation proceeds. To the extent such a conflict occurs, the Adviser will attempt to resolve the conflict in a fair and equitable manner. However, there can be no assurance that conflicts will be resolved in the Fund’s favor. Consequently, in certain instances these investments may be in positions or interests that are potentially adverse to those taken or held by the Fund. In such circumstances, measures will be taken to address such actual or potential conflicts, which may include, as appropriate, establishing an information barrier between or among the applicable personnel of the relevant affiliated entities (including as between officers of the Adviser), requiring recusal of certain personnel from participating in decisions that give rise to such conflicts, or other protective measures as will be established from time to time to address such conflicts.

Further, an affiliate of the Adviser may serve as the administrative or other named agent on behalf of the lenders with respect to investments by the Fund and/or one or more of its affiliates. In some cases, investments that are originated or otherwise sourced by the Adviser may be funded by a loan syndicate organized by the Adviser (“Loan Syndicate”) or its affiliates. The Loan Syndicate Participants, in addition to the Fund and its affiliates may include other lenders and various institutional and sophisticated investors (through private investment vehicles in which they invest). The entity acting as agent may serve as an agent with respect to loans made at varying levels of a borrower’s capital structure. Loan Syndicate Participants may hold investments in the same or distinct tranches in the loan facilities of which the portfolio investment is a part or in different positions in the capital structure under such portfolio investment. As is typical in such agency arrangements, the agent is the party responsible for administering and enforcing the terms of the loan facility, may take certain actions and make certain decisions in its discretion, and generally may take material actions only in accordance with the instructions of a designated percentage of the lenders. In the case of loan facilities that include both senior and subordinate tranches, the agent may take actions in accordance with the instructions of the holders of one or more of the senior tranches without any right to vote or consent (except in certain limited circumstances) by the subordinated tranches of such indebtedness. The Adviser expects that the portfolio investments held by the Fund and its affiliates may represent less than the amount of debt sufficient to direct, initiate or prevent actions with respect to such loan facility, or a tranche thereof, of which the Fund’s investment is a part (other than preventing those that require the consent of each lender). As a result of an affiliate of the Adviser acting as agent for an agented loan where a Loan Syndicate Participant may own more of the related indebtedness of the obligor or hold indebtedness in a position in the capital structure of an obligor different from that of the Fund and its affiliates, such Loan Syndicate Participants will be in a position to exercise more control with respect to the related loan facility than that which the Adviser could exercise on behalf of the Fund, and may exercise such control in a manner adverse to the interests of the Fund.
In addition, TIAA and other client accounts of the Adviser, in connection with an advisory relationship with the Adviser, may be a limited partner investor in many of the private equity funds that own the Portfolio Companies in which the Fund will invest or TIAA(and other private clients managed by the Adviser and its affiliates) may otherwise have a relationship with the private equity funds or Portfolio Companies in which the Fund invests, which may give rise to certain conflicts or limit the Fund’s ability to invest in such Portfolio Companies. TIAA (and other private clients managed by the Adviser and its affiliates) may also hold passive equity co-investments in such private equity funds or Portfolio Companies owned by such fund, or in holding companies elsewhere in the capital structure of the private equity fund or Portfolio Company, which may give rise to certain conflicts for the investment professionals when making investment decisions.
Allocation of Investment Opportunities
The Adviser and its affiliates have procedures and policies in place designed to manage the potential conflicts of interest between their fiduciary obligations to the Fund and their similar fiduciary obligations to other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in the Fund’s favor.
In order to address these issues, the Adviser has put in place an investment allocation policy that addresses the restrictions under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities. In the absence of using the Order from the SEC that permits greater flexibility relating to co-investments, the Adviser will apply the investment allocation policy to determine which entities will proceed with an investment. When the Fund engages in permitted co-investments, the Fund will do so in a manner consistent with the Adviser’s allocation policy. In situations where co-investment with other entities managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, the Adviser will need to decide whether the Fund or such other entity or entities will proceed with the investment. the Adviser will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.

The Adviser’s allocation policy sets target holds for the Fund and the other accounts managed by the Adviser in the ordinary course. The target hold amounts are designed to achieve a high level of diversification in the Fund and the other accounts managed by the Adviser, generally in the one percent (1%) - two percent (2%) range (but may be greater or lesser than that from time to time, depending on market conditions). Target holds may be less than the maximum hold position permitted under the investment restrictions applicable to such account (including the Fund), and as a result of the application of the target hold, additional investment capacity may exist, which may go towards co-investment vehicles.
Affiliated Transactions
The Fund expects to co-invest on a concurrent basis with its affiliates and the Adviser, unless doing so would be impermissible under existing regulatory guidance, applicable regulations, the terms of the Order, and the allocation procedures of the Adviser. On August 5, 2025, the SEC granted exemptive orders (collectively, the “Order”) that permits the Fund to participate in negotiated co-investment transactions with certain other funds and accounts sponsored or managed by the Adviser and/or its affiliates, subject to the conditions of the Order. Neither the Fund nor the affiliated funds are obligated to invest or co-invest when investment opportunities are referred to the Fund or them.
The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund. Prospective investors should read this private placement memorandum in its entirety and consult with their own advisors before deciding whether to invest in the Fund. Please also read carefully the section entitled “Risk Factors” in this private placement memorandum. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different actual and potential conflicts. Although the various conflicts discussed herein are generally described separately, prospective investors should consider the potential effects of the interplay of multiple conflicts.

REPURCHASE OF SHARES
The Fund does not intend to list the Shares on a securities exchange and does not expect there to be a public market for the Shares. As a result, the ability of Shareholders to sell the shares will be limited.
The Adviser expects to recommend to the Board that, under normal market circumstances, the Fund conducts tender offers on a quarterly basis, and intends to purchase, in each quarter, up to 5% of the Fund’s NAV. The Adviser currently expects to recommend to the Board that the Fund conducts its first tender offer following the first eight quarters since the Fund’s commencement of operations (or such earlier or later date as the Board may determine). In determining whether the Fund should offer to repurchase Shares, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business, and economic factors.
Subject to the considerations described above, the aggregate value of Shares to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be stated as a percentage of the value of the Fund’s outstanding Shares. Therefore, the Fund may determine not to conduct a tender offer at a time that the Fund normally conducts a tender offer. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. If a tender offer is oversubscribed by Shareholders who tender Shares, the Fund may extend the tender offer, repurchase a pro rata portion of the Shares tendered, or take any other action permitted by applicable law. All unsatisfied tenders must be resubmitted in the next tender offer. The Fund may cause the repurchase of a Shareholder’s Shares if, among other reasons, the Fund determines that such repurchase would be in the interest of the Fund.
In certain circumstances the Board may determine not to conduct a tender offer, or to conduct a tender offer of less than 5% of the Fund’s net assets. In particular, during periods of financial market stress, the Board may determine that some or all of the Fund’s investments cannot be liquidated at their fair value, making a determination not to conduct tender offers more likely.
Under the share repurchase program, to the extent the Fund offers to repurchase shares in any particular quarter, it is expected that Shares will be repurchased using a purchase price equal to the NAV per Share as of the last calendar day of the applicable quarter, except that Shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the discretion of the Fund. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining Shareholders.
In the event the total amount of Shares tendered exceeds the repurchase offer amount, Shares will be repurchased on a pro rata basis with priority for repurchase requests in the case of the death or disability of a shareholder. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable. The Fund will have no obligation to repurchase Shares, including if the repurchase would violate the restrictions on distributions under federal law or Delaware law. The limitations and restrictions described above may prevent the Fund from accommodating all repurchase requests made in any quarter. The share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market.
The Fund will offer to repurchase Shares on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the Independent Trustees, such repurchases would not be in the best interests of Shareholders or would violate applicable law. There is no assurance that the Board will exercise its discretion to offer to repurchase shares or that there will be sufficient funds available to accommodate all requests for repurchase. As a result, the Fund may repurchase less than the full amount of Shares tendered for repurchase. If the Fund does not repurchase the full amount of Shares that have been requested to be repurchased, or if the Board determines not to repurchase Shares, then Shareholders likely will not be able to dispose of Shares, even if the Fund under-performs. Any periodic repurchase offers will be subject in part to available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. Shareholders will not pay a fee in connection with a repurchase of shares under the share repurchase program.

The Fund will repurchase Shares pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all shareholders. The repurchase of the Adviser’s Shares, if any, will be on the same terms and subject to the same limitations as other shareholders under the share repurchase program. When the Board determines that the Fund will repurchase shares, notice will be provided to shareholders describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their shares during the period that a repurchase offer is open may obtain the Fund’s most recent NAV from the repurchase offer available on the SEC’s website at www.sec.gov . However, repurchase offers will generally use the NAV on or around the last business day of a calendar quarter, which will not be available until after the expiration of the applicable tender offer, so tendering Shareholders will not know the exact price of Shares in the tender offer when making the decision whether to tender Shares.
Repurchases of Shares from Shareholders by the Fund will be paid in cash after the determination of the relevant NAV per Share is finalized. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Shares from Shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of Shares. All Shares purchased pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.
The majority of the Fund’s assets will consist of instruments that generally cannot be readily liquidated without impacting the Fund’s ability to realize full value upon their disposition. Therefore, the Fund may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for repurchases, the Fund intends to generally maintain under normal circumstances an allocation to syndicated loans and more liquid assets. The Fund may fund repurchase requests from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although it is generally expected that distributions will be funded from cash flow from operations, the Fund has not established any limits on the amounts it may pay from such other sources. Should making repurchase offers, in the judgment of the Board, place an undue burden on the Fund’s liquidity, adversely affect its operations or risk having an adverse impact on the Fund as a whole, or should it otherwise determine that investing in originated loans or other illiquid investments rather than repurchasing Shares is in the best interests of the Fund as a whole, then the Fund may choose to offer to repurchase fewer Shares than described above, or none at all.
In the event that any Shareholder fails to maintain the minimum balance of $500 of Shares, then the Fund may repurchase all of the shares held by that Shareholder at the repurchase price in effect on the date it determines that the Shareholder has failed to meet the minimum balance, less any Early Repurchase Deduction. Minimum account repurchases will apply even in the event that the failure to meet the minimum balance is caused solely by a decline in the Fund’s NAV. Minimum account repurchases are subject to Early Repurchase Deduction.
Payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase our investment-related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares.
Redemptions, Repurchases And Transfers Of Shares
No Right of Redemption
The Fund is a closed-end investment company, and as such its Shareholders will not have the right to cause the Fund to redeem their Shares. Instead, the Fund expects to provide liquidity through tender offers. Shareholders have no rights to redeem or transfer their Shares. Shareholders may have limited ability to transfer Shares in certain circumstances with the approval of the Fund’s Board.

Mandatory Redemptions
The Fund may redeem Shares without consent or other action by the Shareholder or other person if the Fund determines that:
•the Shares have been transferred in violation of the Fund’s Declaration of Trust or By-Laws, or has vested in any person other than by operation of law as a result of the death, divorce, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Shareholder;
•ownership of the Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, or require registration of the Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities, or other laws of the United States or any other relevant jurisdiction;
•continued ownership of the Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund, the Board, the Adviser, or any of their respective affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;
•any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares were not true when made or has ceased to be true; or
•with respect to a Shareholder subject to special laws or compliance requirements, such as those imposed by ERISA, the Bank Holding Company Act or certain Federal Communication Commission regulations (collectively, “Special Laws or Regulations”), the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Shares.
Shares are redeemed at the NAV per Share. Mandatory redemptions will be conducted consistent with Rule 23c-2 under the 1940 Act and in accordance with other applicable federal securities laws, including the 1940 Act and the rules thereunder.

DESCRIPTION OF THE SHARES
The following description is based on relevant portions of the Delaware Statutory Trust Act, as amended, and on the Declaration of Trust and bylaws. This summary is not intended to be complete. Please refer to the Delaware Statutory Trust Act, as amended, and the Declaration of Trust and bylaws, copies of which have been filed as exhibits to the registration statement of which this private placement memorandum forms a part, for a more detailed description of the provisions summarized below.
General
The terms of the Declaration of Trust authorize an unlimited number of Shares of any class, par value $0.01 per share, of which 5,000,000 shares were outstanding as of October 13, 2026. There is currently no market for the Shares, and the Fund can offer no assurances that a market for the Shares will develop in the future. The Fund does not intend for the Shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase the Shares. No Shares have been authorized for issuance under any equity compensation plans. No shareholder shall be subject to any personal liability whatsoever to any person in connection with Fund property or the acts, obligations or affairs of the Fund.
None of the Shares are subject to further calls or to assessments, sinking fund provisions, obligations of the Fund or potential liabilities associated with ownership of the security (not including investment risks). In addition, except as may be provided by the Board in setting the terms of any class or series of Shares, no shareholder shall be entitled to exercise appraisal rights in connection with any transaction.
Common Shares
Under the terms of the Declaration of Trust, all Shares will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and distributions may be paid to the holders of the Shares as and when authorized by the Board and declared by the Fund out of assets legally available. Except as may be provided by the Board in setting the terms of classified or reclassified shares, the Shares will have no preemptive, exchange, conversion, appraisal or redemption rights. Shares held by shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, adjudicated incompetence, charitable donation, or dissolution of the shareholder; (ii) between accounts of the same investor, or (iii) with the consent of an officer of the Fund (which may be withheld in its sole discretion). In the event of the Fund’s liquidation, dissolution or winding up, each share of the Shares would be entitled to share pro rata in all of its assets that are legally available for distribution after the Fund pays all debts and other liabilities and subject to any preferential rights of holders of the Fund’s preferred shares, if any preferred shares are outstanding at such time. Subject to the rights of holders of any other class or series of shares, each share of the Shares will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of Trustees. Except as may be provided by the Board in setting the terms of classified or reclassified shares, and subject to the express terms of any class or series of preferred shares, the holders of the Shares will possess exclusive voting power. There will be no cumulative voting in the election of Trustees. Subject to the special rights of the holders of any class or series of preferred shares to elect Trustees, each Trustee will be elected by a plurality of the votes cast with respect to such Trustee’s election except in the case where the number of nominees for trusteeships exceeds the number of trustees to be elected, in which case a majority of all votes cast shall be required to elect such nominee. Pursuant to the Declaration of Trust, the Board may amend the bylaws to alter the vote required to elect trustees.
Preferred Shares
This offering does not include an offering of preferred shares. However, under the terms of the Declaration of Trust, the Board may authorize the Fund to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. The Board has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred shares. In the event the Fund issue preferred shares, the Fund will make any required disclosure to shareholders. The Fund will not offer preferred shares to the Adviser or its affiliates except on the same terms as offered to all other shareholders.

Preferred shares could be issued with terms that would adversely affect the shareholders, provided that the Fund may not issue any preferred shares that would limit or subordinate the voting rights of holders of the Shares. Preferred shares could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to Shares and before any purchase of Shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred shares, if any are issued, must be entitled as a class voting separately to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred shares (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred shares would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.
The issuance of any preferred shares must be approved by a majority of the Independent Trustees not otherwise interested in the transaction, who will have access, at the Fund’s expense, to the Fund’s legal counsel or to independent legal counsel.
Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses
Section 3817(a) of the Delaware Statutory Trust Act permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. The Declaration of Trust provides that the Trustees and former Trustees of the Board and officers and former officers of the Fund will not be liable to the Fund or shareholders for monetary damages for breach of fiduciary duty as a Trustee, former Trustee, officer or former officer to the extent permitted by Delaware law. The Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and former Trustees of the Board and officers and former officers of the Fund (as well as certain other related parties) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund, except in instances when such person has been adjudicated to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Persons extending credit to, contracting with or having any claim against the Fund shall look only to the assets of the Fund for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Fund’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. The rights of indemnification and exculpation provided under the Agreement and Declaration of Trust shall not be construed so as to limit liability or provide for indemnification of the Trustees and former Trustees of the Board, officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Agreement and Declaration of Trust to the fullest extent permitted by law.
Delaware Law and Certain Declaration of Trust Provisions
Organization and Duration
The Fund was formed in Delaware on January 22, 2026, and will remain in existence until dissolved in accordance with the Declaration of Trust or pursuant to Delaware law.

Purpose
Under the Declaration of Trust, the Fund is permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon the Fund pursuant to the agreements relating to such business activity.
Anti-Takeover Provisions in the Declaration of Trust
The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office (i) at any meeting of Shareholders by a vote of not less than two-thirds of the outstanding voting Shares or (ii) with or without cause at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective. The Trustees may also fill vacancies caused by enlargement of their number or by the death, resignation or removal of a Trustee. The Declaration of Trust, including the anti-takeover provisions contained therein, was considered and approved by the Fund’s Board.
Number of Trustees; Vacancies; Removal
The Declaration of Trust provides that the number of Trustees will be set by the Board who may at any time increase or decrease the number of Trustees. The Declaration of Trust provides that the number of Trustees generally may not be less than one. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by the Board in setting the terms of any class or series of preferred shares, pursuant to an election under the Declaration of Trust, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the Trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act. Independent Trustees will nominate replacements for any vacancies among the Independent Trustees’ positions.
The Declaration of Trust provides that a Trustee may be removed from office (i) at any meeting of Shareholders by a vote of not less than two-thirds of the outstanding voting Shares or (ii) with or without cause at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective.
The Fund has a total of three members of the Board, two of whom are Independent Trustees. Pursuant to the 1940 Act, a majority of the Board must be Independent Trustees except for a period of up to 90 days after the death, removal or resignation of an Independent Trustee pending the election of his or her successor. Each Trustee will hold office until his or her successor is duly elected and qualified.
Action by Shareholders
Pursuant to the Declaration of Trust, in addition to the requirements set forth in Section 3816 of the Delaware Act, a shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met:
•the shareholder or shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. A demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for their service on the Board of the Fund or on the boards of one or more funds that are under common management with or otherwise affiliated with the Fund; and

•unless a demand is not required, shareholders eligible to bring such derivative action under the Delaware Act (as defined in the Declaration of Trust) who hold at least 10% of the outstanding Shares of the Fund or 10% of the outstanding Shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action;
•unless a demand is not required, the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisor in the event the Trustees determine not to take action.
Additionally, a shareholders’ right to bring a General Direct Action (as defined in the Declaration of Trust) against the Fund and/or its Trustees is eliminated, except for a General Direct Action to enforce an individual shareholder right to vote or a General Direct Action to enforce an individual shareholder’s rights under Sections 3805(e) or 3819 of the Delaware Act. Notwithstanding the foregoing, however, a shareholders’ right to bring a General Direct Action shall not apply to any claims asserted under the U.S. federal securities laws, including, without limitation, the 1940 Act, to the extent such provision violates the U.S. federal securities laws.
Each Shareholder (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Act, (i) irrevocably agrees that any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Fund, the Delaware Act, the Declaration of Trust or the bylaws (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of the Declaration of Trust or the bylaws, or (B) the duties (including fiduciary duties), obligations or liabilities of the Fund to the shareholders or the Trustees, or of officers or the Trustees to the Fund, to the shareholders or each other, or (C) the rights or powers of, or restrictions on, the Fund, the officers, the Trustees or the shareholders, or (D) any provision of the Delaware Act or other laws of the State of Delaware pertaining to trusts made applicable to the Fund pursuant to Section 3809 of the Delaware Act, or (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Act, the Declaration of Trust or the bylaws relating in any way to the Fund (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds, or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum, or (C) the venue of such claim, suit, action or proceeding is improper and (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law. Notwithstanding the foregoing, however, no provision of this paragraph shall apply to any claims asserted under the U.S. federal securities laws, including, without limitation, the 1940 Act, to the extent such provision violates the U.S. federal securities laws. Accordingly, the exclusive forum provision may require shareholders to bring an action in what they may consider to be an inconvenient or less favorable forum.
In connection with any such suit, action, or proceeding brought in any court in the State of Delaware, all shareholders and all other such persons irrevocably waive the right to a trial by jury to the fullest extent permitted by law.
Amendment of the Declaration of Trust
The Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the 1940 Act) and without the approval of the Shareholders unless the approval of Shareholders is required under 1940 Act or such an amendment would limit Shareholder rights, as discussed in the Agreement and Declaration of Trust.
Term, Dissolution, and Liquidation
The Board may, without approval of the Shareholders, determine to liquidate the Fund. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the classes of Shares of the Fund in accordance with the respective rights of such classes.
Reports to Shareholders
The Fund anticipates sending Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. These reports will be available on the SEC’s website at www.sec.gov.
Subject to availability, an investor may authorize the Fund to provide prospectuses, prospectus supplements, annual and semi-annual reports and other information, or documents, electronically, or by sending the Fund instructions in writing in a form acceptable to the Fund to receive such documents electronically. Unless an investor elects in writing to receive documents electronically, all documents will be provided in paper form by mail. An investor must have internet access to use electronic delivery. While the Fund imposes no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. As documents become available, the Fund will notify investors of this by sending investors e-mail messages that will include instructions on how to retrieve the document. If the Fund’s e-mail notification is returned to the Fund as “undeliverable,” the Fund will contact the investor to obtain its updated e-mail address. If the Fund is unable to obtain a valid e-mail address for an investor, the Fund will resume sending a paper copy by regular U.S. mail to its address of record. An investor may revoke its consent for electronic delivery at any time and the Fund will resume sending it a paper copy of all required documents. However, in order for the Fund to be properly notified, an investor’s revocation must be given to the Fund a reasonable time before electronic delivery has commenced. The Fund will provide an investor with paper copies at any time upon request. Such request will not constitute revocation of an investor’s consent to receive required documents electronically.
Conflict with the 1940 Act
The Declaration of Trust provides that, if and to the extent that any provision of Delaware law, or any provision of the Declaration of Trust conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

PURCHASES OF SHARES
Eligible Investors
Each prospective investor in the Fund is required to certify to the Fund that the Shares are being acquired for the account of an Eligible Investor. As stated previously in this Private Placement Memorandum, investors who are an “accredited investor,” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act are referred to in this Private Placement Memorandum as “Eligible Investors.” Existing Shareholders who purchase additional Shares are required to qualify as Eligible Investors at the time of each additional purchase. Qualifications that must be met in becoming a Shareholder are set out in the subscription agreement that must be completed by each prospective investor.
Purchase Terms
The Fund offers a single class of Shares designated as Class I Shares to certain Eligible Investors.
Shares will generally be offered as of the first business day of each month (the “Purchase Date”) based on the Fund’s NAV per Share as of the close of business on the business day immediately preceding the Purchase Date. A completed application in good order must be received by the Fund’s Transfer Agent at least five (5) business days in advance of the Purchase Date. The Fund or the Transfer Agent may also request additional documentation from the investor in order to verify the identity of the investors as required under various laws including the USA Patriot Act of 2001, and Shares of the Fund will not be purchased until this verification is complete. If the Fund and the Transfer Agent are unable to complete the verification before the Purchase Date, the relevant investor’s funds will be held in a non‑interesting bearing account by the Transfer Agent and the purchase of the Shares will then be made on the Purchase Date of the following calendar month. In such case, the price per share at which your order is executed may be different than the price per share for the month in which you submitted your purchase order. However, if the Fund and the Transfer Agent are unable to complete the verification within thirty (30) business days of receipt of a completed application, the purchase of Shares will be rejected and the funds in the amount of the purchase will be returned to the investor.
The Board may discontinue accepting purchases on a monthly basis at any time. All purchases are subject to the receipt of cleared funds three (3) business days prior to the Purchase Date in the full amount of the purchase. Although the Fund may accept, in its sole discretion, a purchase prior to receipt of cleared funds, an investor may not become a Shareholder until cleared funds have been received. The Fund reserves the right to reject any purchase of Shares and the Adviser may, in its sole discretion, suspend the offer of Shares at any time.
All Shares are sold at the most recently calculated NAV per Share as of the date on which the purchase is accepted. The minimum initial investment in the Fund by any account is $50,000, and the minimum additional investment in the Fund is $10,000. The Fund may accept investments for a lesser amount under certain circumstances at its sole discretion. Certain selling brokers, dealers or banks and financial advisors may impose higher or lower minimum investment levels or other requirements than those imposed by the Fund.
Except as otherwise permitted by the Fund, initial and any additional purchases of Shares of the Fund by any Shareholder must be paid by wire, and all contributions must be transmitted by the time and in the manner that is specified in the application. Initial and any additional contributions to the capital of the Fund must be made in a single payment.
Subscriptions are generally subject to the receipt of cleared funds on or prior to the Purchase Date set by the Fund and notified to prospective investors. Pending any Purchase Date, funds received from prospective investors will be placed in an interest-bearing escrow account with U.S. Bank, National Association, the Fund’s escrow agent. On the date of any Purchase Date, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned on escrowed amounts will be credited to the Fund for the benefit of all Shareholders.
Although the Fund may, in its discretion, accept contributions of securities, the Fund does not currently intend to accept contributions of securities. If the Fund chooses to accept a contribution of securities, the securities would be valued in the same manner that the Fund values its other assets. Because of anti-money laundering concerns, the Fund will not accept investments made in cash. For this purpose, cash includes currency (i.e., coin or paper money), cashier’s checks, bank drafts, travelers’ checks, and money orders.
Each potential investor must also represent and warrant in a purchase agreement, among other things, that the investor is an “Eligible Investor” as described herein and is purchasing Shares for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Shares.
Financial intermediaries may also impose fees (subject to compliance with applicable FINRA rules), terms and conditions on investor accounts and investments in the Fund that are in addition to the fees, terms and conditions set forth in this Confidential Private Placement Memorandum. Such terms and conditions are not imposed by the Fund, the Placement Agent or any other service provider of the Fund. Any terms and conditions imposed by a financial intermediary, or operational limitations applicable to such parties, may affect or limit a Shareholder’s ability to subscribe for Shares, or otherwise transact business with the Fund. Investors should direct any questions regarding terms and conditions applicable to their accounts or relevant operational limitations to the financial intermediary.

DIVIDEND REINVESTMENT PLAN
The Fund has adopted a dividend reinvestment plan, pursuant to which it will reinvest all cash dividends declared by the Board on behalf of the Shareholders that do not elect to receive dividends in cash as provided below. As a result, if the Board authorizes, and the Fund declares, a cash dividend or other distribution, then Shareholders who have not opted out of the dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional shares will be credited to each participating Shareholder’s account to three decimal places.
No action is required on the part of a registered Shareholder to have its cash dividend or other distribution reinvested in Shares. Shareholders can elect to “opt out” of the Fund’s dividend reinvestment plan in their subscription agreements.
If any Shareholder initially elects not to participate, it may later become a participant by subsequently completing and executing an enrollment form or any distribution authorization form as may be available from the Fund or the administrator of the dividend reinvestment plan (the “Plan Administrator”). Participation in the dividend reinvestment plan will begin with the next distribution payable after acceptance of a participant’s subscription, enrollment or authorization. Shares will be purchased under the dividend reinvestment plan as of the first calendar day of the month following the record date of the distribution.
If a Shareholder seeks to terminate its participation in the dividend reinvestment plan, notice of termination must be received by the Plan Administrator five business days in advance of the first calendar day of the next month in order for a Shareholder’s termination to be effective for such month. Any transfer of Shares by a participant to a non-participant will terminate participation in the dividend reinvestment plan with respect to the transferred shares. If a participant elects to tender its Shares in full, any Shares issued to the participant under the Plan subsequent to the expiration of the tender offer will be considered part of the participant’s prior tender, and participant’s participation in the Plan will be terminated as of the valuation date of the applicable tender offer. Any distributions to be paid to such Shareholder on or after such date will be paid in cash on the scheduled distribution payment date.
If a Shareholder elects to opt out of the dividend reinvestment plan, it will receive any distributions the Fund declares in cash. The Fund will pay the Plan Administrator fees under the dividend reinvestment plan.
The purchase price for shares purchased under the dividend reinvestment plan will be equal to the most recent available NAV per Share for such shares at the time the distribution is payable. Shares issued pursuant to the Fund’s dividend reinvestment plan will have the same voting rights as the Shares.
Shareholders are encouraged to review the Fund’s dividend reinvestment plan, which is filed as an exhibit to the Fund’s registration statement.
The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Material U.S. Federal Income Tax Considerations.”

LEVERAGE
The Fund may use leverage to the extent permitted under the 1940 Act. The Fund may source leverage initially and throughout the life of the Fund through a number of methods including through borrowings, issuing preferred shares, the issuance of debt securities or entering into reverse repurchase agreements, among other things. The sources of leverage will vary depending on market conditions.
The Fund may use derivatives, such as interest rate swaps with varying terms, in order to hedge duration risk or manage the interest rate expense associated with all or a portion of its leverage. Interest rate swaps are bi-lateral agreements whereby parties agree to exchange future payments, typically based upon the differential of a fixed rate and a variable rate, on a specified notional amount. Interest rate swaps can enable the Fund to effectively convert its variable leverage expense to fixed, or vice-versa. For example, if the Fund issues leverage having a short-term floating rate of interest, the Fund could use interest rate swaps to hedge against a rise in the short-term benchmark interest rates associated with its outstanding leverage. In doing so, the Fund would seek to achieve lower leverage costs, and thereby enhance distributions, over an extended period, which would be the result if short-term market interest rates on average exceed the fixed interest rate over the term of the swap. To the extent the fixed swap rate is greater than short-term market interest rates on average over the period, overall costs associated with leverage will be greater (and thereby reduce distributions to Shareholders) than if the Fund had not entered into the interest rate swap(s).
The Fund also may borrow for temporary purposes as permitted by the 1940 Act.
In pursuit of its investment objective, the Fund has the ability to actively and dynamically reduce or increase the amount and type of leverage based upon changes in market conditions and composition of the Fund’s holdings. The Fund’s leverage ratio will vary from time to time based upon such changes in the amount of leverage used and variations in the value of the Fund’s holdings. So long as the net income received from the Fund’s investments purchased with leverage proceeds exceeds the then current expense of any leverage, the investment of the proceeds of leverage will generate more net income than if the Fund had not leveraged itself. Under these circumstances, the excess net income will be available to pay higher distributions to Shareholders. However, if the net income received from the Fund’s portfolio investments purchased with the proceeds of leverage is less than the current expense of any leverage, the Fund may be required to utilize other Fund assets to make interest or dividend payments on its leveraging instruments which may result in a decline in NAV per Share and reduced net investment income available for distribution to Shareholders.
The Fund pays a management fee to the Adviser based on a percentage of total assets. Total assets include the proceeds realized and managed from the Fund’s use of most types of leverage. Because total assets include the Fund’s net assets as well as assets that are attributable to the Fund’s investment of the proceeds of its leverage, it is anticipated that the Fund’s total assets will be greater than its net assets. The Adviser will base its decision regarding whether and how much leverage to use for the Fund, and the terms of that leverage, on its assessment of whether such use of leverage is in the best interests of the Fund. However, a decision to employ or increase leverage will have the effect, all other things being equal, of increasing total assets and in turn the Adviser’s management fees. Thus, the Adviser may have a conflict of interest in determining whether to use or increase leverage. The Adviser will seek to manage that potential conflict by using leverage only when it determines that it would be in the best interests of the Fund and its Shareholders, and by periodically reviewing with the Board the Fund’s performance and the Fund’s degree of overall use of leverage and the impact of the use of leverage on that performance.
The Fund may issue “senior securities” as defined under the 1940 Act. The 1940 Act generally defines a “senior security” as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; however, the term does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made for temporary purposes and in an amount not exceeding five percent of the value of the Fund’s total assets. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Under the 1940 Act, the Fund is not permitted to issue “senior securities” that are preferred shares if, immediately after the issuance of such preferred shares, the asset coverage ratio with respect to such preferred shares would be less than 200%. With respect to any such preferred shares, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate liquidation preference of such preferred shares.
Under the 1940 Act, the Fund is not permitted to issue “senior securities representing indebtedness” if, immediately after the issuance of such senior securities representing indebtedness, the asset coverage ratio with respect to such senior securities would be less than 300%. “Senior securities representing indebtedness” include borrowings (including loans from financial institutions) and debt securities.
With respect to any such senior securities representing debt, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.
If the Fund issues senior securities and the asset coverage with respect to such senior securities declines below the required ratios discussed above (as a result of market fluctuations or otherwise), the Fund may need to sell portfolio securities when it may be disadvantageous to do so.
Certain types of leverage used by the Fund may result in the Fund being subject to certain covenants, asset coverage or other portfolio composition limits by its lenders. Such limitations may be more stringent than those imposed by the 1940 Act and may impact whether the Fund is able to maintain its desired amount of leverage. At this time the Adviser does not believe that any such potential investment limitations will impede it from managing the Fund’s portfolio in accordance with its investment objective and policies.
Utilization of leverage is a speculative investment technique and involves certain risks to the Shareholders, including increased variability of the Fund’s net income, distributions and NAV in relation to market changes.
There is no assurance that the Fund will use leverage or that the Fund’s use of leverage will work as planned or achieve its goal.

ADVISORY AGREEMENT AND OTHER AGREEMENTS
Advisory Agreement
The Adviser is registered as an investment adviser under the Advisers Act, located at 375 Park Avenue, 9th Floor, New York, NY 10152. Subject to the overall supervision of the Board and in accordance with the 1940 Act, the Adviser is responsible for the overall management of the Fund’s activities pursuant to the Advisory Agreement. Under the terms of the Advisory Agreement, the Adviser is responsible for the following:
•determining the composition of the Fund’s portfolio, the nature and timing of the changes to its portfolio and the manner of implementing such changes in accordance with its investment objective, policies and restrictions;
•identifying investment opportunities and making investment decisions for the Fund, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on its behalf;
•monitoring the Fund’s investments;
•performing due diligence on prospective Portfolio Companies;
•exercising voting rights in respect of portfolio securities and other investments for the Fund;
•serving on, and exercising observer rights for, boards of directors and similar committees of the Fund’s Portfolio Companies;
•negotiating, obtaining and managing financing facilities and other forms of leverage; and
•providing the Fund with such other investment advisory and related services as the Fund may, from time to time, reasonably require for the investment of capital.
The Adviser’s services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities, and it intends to do so, so long as its services to the Fund are not impaired.
Compensation of the Adviser
Management Fee
The management fee will be payable monthly in arrears at an annual rate of 0.50% of the Fund’s total assets as of the end of the applicable month (which excludes cash and cash equivalents, but includes assets financed using leverage).
Board Approval of the Advisory Agreement
The Fund’s Board, including all of the Independent Trustees, approved the Advisory Agreement at a meeting held on September 17, 2026. In connection therewith, the Advisory Agreement was approved by the shareholders and became effective on [day before filing the N-8A]. In reaching a decision to approve the renewal of the Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:
•the nature, quality and extent of the advisory and other services to be provided to the Fund by the Adviser;
•the investment performance of individuals affiliated with the Fund and the Adviser;
•comparative data with respect to advisory fees or similar expenses paid by other funds with similar investment objectives;
•the Fund’s projected operating expenses and expense ratio compared to funds with similar investment objectives;

•any existing and potential sources of indirect income to the Adviser from its relationships with the Fund and the profitability of those relationships;
•information about the services to be performed and the personnel who would be performing such services under the Advisory Agreement;
•the organizational capability and financial condition of the Adviser and its affiliates; and
•the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.
Based on the information reviewed and the discussion thereof, the Board, including all of the Independent Trustees, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Advisory Agreement as being in the best interests of the shareholders. The Board did not assign relative weights to the above factors or the other factors that it considered. Individual members of the Board may have given different weights to different factors.
Administration Agreement
Pursuant to the Administration Agreement, the Administrator provides clerical, bookkeeping and record keeping and other administrative services to the Fund. The Administrator performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, assisting the Fund with the preparation of the financial records that the Fund is required to maintain and with the preparation of reports to shareholders and reports filed with the SEC. The Administrator also assists the Fund in determining and publishing the Fund’s NAV, oversees the preparation and filing of tax returns, prints and disseminates reports to shareholders and generally oversees the payment of expenses and the performance of administrative and professional services rendered to the Fund by others.
Certain Terms of the Advisory Agreement
The Advisory Agreement has been approved by the Board. Unless earlier terminated as described below, the Agreement will remain in effect for a period of two years from the date it first became effective and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the independent trustees. The Fund may terminate the Advisory Agreement, without payment of any penalty, upon 60 days’ written notice. The decision to terminate either agreement may be made by a majority of the Board or the shareholders holding a majority outstanding voting securities, which means the lesser of (1) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such company. In addition, the Adviser may terminate the Advisory Agreement upon 60 days’ written notice without payment of any penalty. The Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment.
The Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relate, provided that the Adviser shall not be protected against any liability to the Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the reckless disregard of its duties and obligations (“disabling conduct”). The Advisory Agreement provides that, absent disabling conduct, each of our Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (collectively, the “Indemnified Parties”) will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s services under the Advisory Agreement or otherwise as adviser for us. The Adviser shall not be liable under their respective agreements with us or otherwise for any loss due to the mistake, action, inaction, negligence, dishonesty, fraud or bad faith of any broker or other agent.

As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, indemnification shall be provided if a majority of the Fund’s trustees who are not interested persons (excluding any trustee who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under the Advisory Agreement) determine based upon a review of readily available facts (as opposed to a full trial-type inquiry) that the Indemnified Party is not liable to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence.

FUNDAMENTAL POLICIES
The Fund’s fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. For the purposes of this registration statement, “majority of the outstanding voting securities of the Fund” means the lesser of: (i) of 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions are not fundamental polices of the Fund and may be changed by the Board without shareholder approval and on prior notice to shareholders of the Fund. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.
Fundamental Restrictions
The Fund may not:
1.Borrow money, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
2.Issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
3.Underwrite securities of other issuers, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
4.Invest more than 25% of the value of its total assets in the securities of companies or entities engaged in any one industry, or group of industries. This limitation does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.
5.Purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
6.purchase and sell real estate and real estate related assets, including real estate investment trusts.
7.Make loans except (a) through the purchase of debt securities or other debt instruments, the purchase of syndicated loans or an interest in syndicated loans or the origination of loans in accordance with its investment objective and policies or (b) to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings that are indebtedness. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund complies with an applicable exemption in Rule 18f-4. Borrowing money to increase portfolio holdings is known as “leveraging.”
With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.
With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability.
With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry or groups of industries. The SEC staff has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. The Fund does not consider pooled investment vehicles to be an industry or group of industries, and will consider them to be issuers in a particular industry or group of industries to the extent a pooled vehicle’s investment strategy is explicitly focused on a specific industry or group of industries. It is possible that interpretations of concentration could change in the future. The Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Fund's Adviser. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be riskier than a fund that does not concentrate in an industry.
With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market.
With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from engaging in securities lending of more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements (a repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans). The Fund also will be permitted by this policy to make loans of money, including to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Restrictions
The Fund’s investment objective and investment strategies are not fundamental and may be changed by the Board without shareholder approval.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of certain U.S. federal income tax considerations applicable to the Fund and the purchase, ownership and disposition of the Shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that be relevant to Shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. Shareholders that hold the Shares as capital assets. A U.S. Shareholder is an individual who is, for U.S. federal income tax purposes, a citizen or resident of the United States, a U.S. corporation (or other U.S. entity treated as a corporation for U.S. federal income tax purposes), an estate the income of which is subject to U.S. federal income taxation regardless of its source, or a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, partnerships or other pass-through entities (or investors therein), U.S. Shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold the Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address U.S. federal estate or gift taxes, the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax, or any tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to the Shares as a result of such income being recognized on an applicable financial statement. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, and disposition of the Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.
Taxation as a Regulated Investment Company
The Fund intends to elect to be treated, and intends to qualify each taxable year thereafter, as a RIC under Subchapter M of the Code.
To qualify for the favorable tax treatment accorded to RICs under Subchapter M of the Code, the Fund must, among other things: (1) have filed with its return for the taxable year an election to be a RIC or have made such election for a previous taxable year; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from an interest in certain publicly-traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly-Traded Partnership”) (collectively, the “90% Gross Income Test”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other RICs, and other securities for purposes of this calculation limited, in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly-Traded Partnerships (described in 2(b) above) (collectively, the “Diversification Tests”).
As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its Shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income (which is generally its net ordinary income plus the excess, if any, of its net short-term capital gains in excess of its net long-term capital losses), determined without regard to any deduction for dividends paid. Generally, the Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, if any.
The Fund could have investments, either directly or indirectly, that require income to be included in investment company taxable income in a year prior to the year in which the Fund actually receive a corresponding amount of cash in respect of such income. For example, if the Fund holds, directly or indirectly, corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable Share of these deemed dividends. Additionally, if the Fund holds, directly or indirectly, debt obligations that are treated under applicable U.S. federal income tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, that have increasing interest rates or are issued with warrants) or as contingent payment debt obligations, the Fund must include in its taxable income in each year a portion of the OID (or accruals on such contingent payment debt obligation) that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund could also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated and in certain situations where the Fund owns, directly or indirectly, an interest in a partnership that does not have a Section 754 election in effect or does not distribute profits currently, or equity tranches in certain securitization vehicles.
As a RIC, the Fund is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s expenses in a given taxable year exceed its investment company taxable income, it will have a net operating loss for that taxable year. However, the Fund is not permitted to carry forward net operating losses to subsequent years and such net operating losses generally will not pass through to the Fund’s Shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. As a RIC, the Fund may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset investment company taxable income, but could carry forward those losses, and use them to offset future capital gains, indefinitely.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years (together, the “Excise Tax Distribution Requirements”). In order to meet the Excise Tax Distribution Requirement for a particular year, the Fund will need to receive certain information, which it may not timely receive, in which case the Fund will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirement. If the Fund underestimates that amount, it will be subject to the excise tax. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.
In addition to the Excise Tax Distribution Requirements, the other requirements for qualification of the Fund as a RIC requires that the Fund obtain information from or about the underlying investments in which the Fund is invested. Certain issuers may not provide information sufficient to ensure that the Fund qualifies as a RIC under the Code. If the Fund does not receive sufficient information from such issuers, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring an excise tax on undistributed income.
The Fund could make investments through entities classified as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) or are otherwise treated as disregarded from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. In order to meet the 90% Gross Income Test, the Fund could structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund could hold such investments through one or more subsidiary U.S. or non-U.S. corporation(s) (or other entity treated as such for U.S. tax purposes), and the Fund would indirectly bear any U.S. or non-U.S. taxes imposed on such corporation(s). In such a case, any income from such investments should not adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income could be subject to U.S. or non-U.S. tax depending on the circumstances, which the Fund would indirectly bear through its ownership of such subsidiary corporation(s). The Fund’s need to hold such investments through such U.S. or non-U.S. corporation(s) in order to satisfy the 90% Gross Income Test could, however, jeopardize its ability to satisfy the Diversification Tests, which could make it difficult for the Fund to qualify as a RIC for U.S. federal income tax purposes.
Further, for purposes of calculating the value of the Fund’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.
The Fund could, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M of the Code. If the Fund makes a spillback dividend, the amounts will be included in a Shareholder’s gross income for the year in which the spillback dividend is paid. However, a distribution will be treated as paid on December 31 of any calendar year if it is declared by the Board in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
Failure to Qualify as a Regulated Investment Company
If the Fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund could continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Fund would generally be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.
If the Fund fails to qualify for treatment as a RIC in any taxable year and is not eligible for relief provisions, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether the Fund makes any distributions to Shareholders. Additionally, the Fund would not be able to deduct distributions to its Shareholders, nor would distributions to Shareholders be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes generally would be taxable to Shareholders as ordinary dividend income to the extent of the Fund’s current or accumulated earnings and profits and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate U.S. Shareholders. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the holder’s adjusted tax basis in the Fund’s Shares, and any remaining distributions would be treated as capital gain.

The remainder of this discussion assumes that the Fund will qualify as a RIC and have satisfied the distribution requirement set forth above.
Distributions
Distributions to Shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will generally be taxable to Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the Shareholder has owned the Shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a Shareholder as a return of capital which will be applied against and reduce the Shareholder’s basis in his or her Shares. To the extent that the amount of any such distribution exceeds the Shareholder’s basis in his or her Shares, the excess will be treated by the Shareholder as gain from a sale or exchange of the Shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate Shareholders.
Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares pursuant to the DRP. Shareholders receiving distributions in the form of additional shares will generally be treated as receiving a distribution in the amount of the fair market value of the distributed shares (or cash that would have been received if the Shareholder elected to receive such distribution as cash). The additional shares received by a Shareholder pursuant to the DRP plan will have a new holding period commencing on the day following the day on which the Shares were credited to the Shareholder’s account.
The Fund could elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it could designate the retained amount as undistributed capital gains in a notice to its Shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each Shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its Shares by an amount equal to the deemed distribution less the tax credit.
The Internal Revenue Service currently requires that a RIC that has two or more classes of Shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred Shares, the Fund intends to allocate capital gain dividends, if any, between its Shares and preferred Shares in proportion to the total dividends paid to each class with respect to such tax year. Shareholders will be notified annually as to the U.S. federal income tax status of distributions.
The Fund expects to be treated as a “publicly offered regulated investment company.” As a “publicly offered regulated investment company,” in addition to the Fund’s DRP, the Fund could choose to pay a majority of a required dividend in Shares rather than cash. In order for the distribution to qualify for the Annual Distribution Requirement, the dividend must be payable at the election of each Shareholder in cash or Shares (or a combination of the two), but could have a “cash cap” that limits the total amount of cash paid to not less than 20% of the entire distribution. If Shareholders in the aggregate elect to receive an amount of cash greater than the Fund’s cash cap, then each Shareholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in Shares of the Fund.
The IRS has also issued private letter rulings on cash/share dividends paid by RICs and real estate investment trusts where the cash component is limited to 20% of the total distribution if certain requirements are satisfied. Shareholders receiving such dividends will be required to include the full amount of the dividend (including the portion payable in shares) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of the Fund’s current or accumulated earnings and profits for U.S. federal income tax purposes. As a result, Shareholders could be required to pay income taxes with respect to such dividends in excess of the cash dividends received. It is unclear to what extent the Fund will be able to pay taxable dividends in cash and Shares (whether pursuant to IRS Revenue Procedures, a private letter ruling or otherwise).
If an investor purchases Shares in the Fund shortly before the record date of a distribution, the price of the Shares will generally include the value of the distribution and the investor will be subject to tax on the distribution even though such distribution represents a return of the investor’s investment.
U.S. Shareholders who have not “opted-out” of the Fund’s DRP will have their cash dividends and distributions net of any applicable U.S. withholding tax, including any amounts withheld for which a refund is available by filing a U.S. federal income tax return, automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. Shareholders. A U.S. Shareholder will have an adjusted basis in the additional Shares purchased through the DRP equal to the dollar amount that would have been received if the U.S. Shareholder had received the dividend or distribution in cash, unless the Fund were to issue new Shares that are trading at or above NAV, in which case, the U.S. Shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.
Sale or Exchange of Shares
Upon the sale, exchange or other taxable disposition of the Fund’s Shares, a Shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the Shareholder’s adjusted tax basis in the Shares sold. Such gain or loss will be long-term or short-term, depending upon the Shareholder’s holding period for the Shares. Generally, a Shareholder’s gain or loss will be a long-term gain or loss if the Shares have been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.
No loss will be allowed on the sale, exchange or other disposition of Shares if the owner acquires (including pursuant to the DRP) or enters into a contract or option to acquire securities that are substantially identical to such Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a Shareholder on the sale, exchange or other taxable disposition of Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Shares.
From time to time, the Fund may offer to repurchase its outstanding Shares. U.S. Shareholders who tender all Shares of the Fund held, or considered to be held, by them will be treated as having sold their Shares and generally will realize a capital gain or loss. If a U.S. Shareholder tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such U.S. Shareholder may be treated as having received a taxable dividend upon the tender of its Shares. In such a case, there is a risk that non-tendering U.S. Shareholders, and U.S. Shareholders who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. A proportionate increase in a U.S. Shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in U.S. Treasury regulations. All Shareholders are urged to consult their tax advisors about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.
Publicly Offered Regulated Investment Company Status. A “publicly offered regulated investment company” or “publicly offered RIC” is a RIC whose Shares are either (i) continuously offered pursuant to a public offering within the meaning of Section 4 of the Securities Act, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. The Fund expects to qualify as a publicly offered RIC. If the Fund is a RIC that is not a publicly offered RIC for any period, a non-corporate Shareholder’s allocable portion of its affected expenses, including its management fees, will be treated as an additional distribution to the Shareholder and will be treated as miscellaneous itemized deductions that are deductible only to the extent permitted by applicable law. Under current law, such expenses are not deductible by any such Shareholder.

Nature of the Fund’s Investments
Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that could, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.
These rules could therefore affect the character, amount and timing of distributions to Shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and could make certain tax elections in order to mitigate the effect of these provisions.
Additionally, a Portfolio Company in which the Fund invests could face financial difficulties that require the Fund to work-out, modify or otherwise restructure its investment in the Portfolio Company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses and future non-cash income. Any such transaction could also result in the Fund receiving assets that give rise to non-qualifying income for purposes of the RIC income test.
Below Investment Grade Instruments. The Fund could invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments could present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund could cease to accrue interest, original issue discount or market discount, when and to what extent deductions could be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.
Original Issue Discount. For U.S. federal income tax purposes, the Fund could be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest (i.e., interest paid with additional securities or equity instead of cash) or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund could be required to make a distribution to its Shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund could have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. The Fund could have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may not qualify for or maintain RIC tax treatment and thus the Fund could become subject to corporate-level income tax.
Market Discount. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Non-U.S. Investments, including PFICs and CFCs. The Fund’s investment in non-U.S. securities could be subject to non-U.S. income, withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund.
If the Fund purchases Shares in a “passive foreign investment company” under the Code (“PFIC”), the Fund could be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such Shares even if the Fund distributes such income as a taxable dividend to Shareholders. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. If the Fund invests in a PFIC and is able to and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Any inclusions in the Fund’s gross income resulting from the QEF election will be considered qualifying income for the purposes of the 90% Gross Income Test. Alternatively, the Fund could elect, subject to applicable limitations, to mark-to-market at the end of each taxable year its Shares in such PFIC, in which case, the Fund will recognize as ordinary income any increase in the value of such Shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. The Fund’s ability to make either election will depend on factors beyond the Fund’s control, and is subject to restrictions which could limit the availability of the benefit of these elections. Under either election, the Fund could be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Fund satisfies the Excise Tax Distribution Requirements.
If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a “controlled foreign corporation” under the Code (“CFC”), the Fund could be treated as receiving a deemed distribution (taxable as ordinary income or, if eligible, the preferential rates that apply to “qualified dividend income”) each year from such foreign corporation in an amount equal to its pro rata share of the foreign corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the foreign corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. shareholder of a CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the Shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that owns (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirement. Income inclusions from a foreign corporation that is a CFC are “good income” for purposes of the 90% Gross Income Test regardless of whether the Fund receives timely distributions of such income from the foreign corporation.
Preferred Shares or Borrowings. If the Fund utilizes leverage through the issuance of preferred Shares or borrowings, it could be restricted by certain covenants with respect to the declaration of, and payment of, dividends on Shares in certain circumstances. Limits on the Fund’s payments of dividends on Shares could prevent the Fund from meeting the distribution requirements described above, and could, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.
Backup Withholding
The Fund or other applicable withholding agent could be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to U.S. Shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain Shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld could be refunded or credited against the Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.
Tax Exempt Shareholders
Under current law, the Fund generally serves to prevent the attribution to Shareholders of unrelated business taxable income (“UBTI”) from being realized by its tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares. Tax-exempt Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.
Non-U.S. Shareholders
U.S. taxation of a Shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “Non-U.S. Shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the Shareholder.
If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. Shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to Shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a Non-U.S. Shareholder, and that satisfy certain other requirements. Nevertheless, in the case the Fund’s Shares are held through an intermediary, the intermediary could withhold U.S. federal income tax even if the Fund reported the payment as having been derived from “interest-related dividends” or “short-term capital gain dividends.” Moreover, depending on the circumstances, the Fund could report all, some or none of its potentially eligible dividends as derived from “interest-related dividends” or “short-term capital gain dividends,” or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. A Non-U.S. Shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares. However, a Non-U.S. Shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and gains realized upon the sale, exchange or other disposition of shares.
If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a Non-U.S. Shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale, exchange or other disposition of Shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate Shareholders could also be subject to the branch profits tax imposed by the Code.
The Fund could be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the Non-U.S. Shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption.
The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty could differ from those described herein.
Foreign Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Additional Withholding Requirements
Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax could apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such nonfinancial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity could qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA could be subject to different rules. Shareholders should consult their own tax advisor regarding FATCA and whether it could be relevant to their ownership and disposition of the Fund’s Shares.
Loss Reportable Transaction
Under U.S. Treasury regulations, if a Shareholder recognizes a loss with respect to Shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, Shareholders of a RIC are not excepted. Future guidance could extend the current exception from this reporting requirement to Shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Taxation
Shareholders could be subject to state, local and foreign taxes on their distributions from the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

ERISA CONSIDERATIONS
Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither the Fund nor the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.
The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through an ERISA

DISTRIBUTIONS
The Fund intends to qualify annually as a RIC under the Code and intends to distribute at least 90% of its investment company taxable income to its Shareholders. The Fund currently intends to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. Distributions cannot be assured, and the amount of each distribution is likely to vary. Additionally, the Fund intends to pay distributions at least annually in amounts representing substantially all of the net investment income not previously distributed in a monthly distribution and net capital gains, if any, earned each year. For any distribution, the Fund will calculate each Shareholder’s specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay supplemental interim distributions in the form of cash or Shares at the discretion of the Board.
If the Fund issues senior securities, it may be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of borrowings.
Consistent with the Code and the 1940 Act, Shareholders will be notified of the source of distributions. Distributions may exceed the Fund’s earnings and profits.
Section 19(b) of the 1940 Act and Rule 19b-1 thereunder generally limit the Fund to one long-term capital gain distribution per year, subject to certain exceptions.
For a period of time following commencement of this offering, which time period may be significant, it is likely that substantial portions of distributions made by the Fund will be funded indirectly through the reimbursement of certain expenses by the Adviser and its affiliates, including through the waiver of certain investment advisory fees by the Adviser, that are subject to conditional reimbursement by the Fund within three years. Any such distributions funded through expense reimbursements or waivers of advisory fees are not based on investment performance and can only be sustained if the Fund achieves positive investment performance in future periods and/or the Adviser or its affiliates continues to advance such expenses or waive such fees. Future reimbursement of amounts advanced or waived by the Adviser and its affiliates will reduce the distributions that Shareholders would otherwise receive in the future. The Adviser and its affiliates have no obligation to advance expenses or waive advisory fees.
Each year a statement on IRS Form 1099-DIV (or successor form), identifying the character (e.g., as ordinary dividend income, qualified dividend income or long-term capital gain) of the distributions, will be mailed to Shareholders. The Fund’s distributions could exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes could represent a return of capital for U.S. federal income tax purposes. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See “Material U.S. Federal Income Tax Considerations” for more information. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
The Fund’s securities are held under a custody agreement by U.S. Bank Trust Company, National Association. The address of the custodian is 214 N. Tryon Street, 26th Floor, Charlotte, NC 28202. U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, distribution paying agent and registrar. The principal business address of the Fund’s transfer agent is 777 East Wisconsin Ave. Milwaukee, WI 53202.

INVESTOR DATA PRIVACY NOTICE
The following information is provided to help investors understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
In order to provide investors with individualized service, the Fund collects certain nonpublic personal information about investors from information investors provide on their subscription agreement or other forms (such as their address and social security number), and information about their account transactions with the Fund (such as purchases of Shares and account balances). The Fund may also collect such information through their account inquiries by mail, email, telephone, or web site. This privacy notice should not be construed as establishing a contractual relationship.
The Fund does not disclose any nonpublic personal information about investors to anyone, except as permitted by law. Specifically, so that the Fund, the Adviser and their affiliates may continue to offer services that best meet investors investing needs, the Fund may disclose the information the Fund collects, as described above, to companies that perform administrative or marketing services on behalf of the Fund, such as transfer agents, or printers and mailers that assist the Fund in the distribution of investor materials. These companies will use this information only for the services for which they have been hired, and are not permitted to use or share this information for any other purpose.
The Fund will continue to adhere to the privacy policies and practices described in this notice if an investor no longer hold Shares of the Fund.
The Fund and Churchill maintain internal security procedures to restrict access to an investor’s personal and account information to those officers and employees who need to know that information to service an investor’s account. The Fund and Churchill maintain physical, electronic and procedural safeguards to protect an investor’s nonpublic personal information.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA
Set forth below is an index to our financial statements attached to this Registration Statement.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholder of Churchill Direct Lending Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Churchill Direct Lending Fund (the "Fund") as of September 8, 2026, and the related statements of operations, changes in net assets, and cash flows, including the related notes, for the period January 22, 2026 (inception) to September 8, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 8, 2026, and the results of its operations, changes in its net assets and its cash flows for the period January 22, 2026 (inception) to September 8, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the relevant ethical requirements relating to our audit, which include standards of the American Institute of Certified Public Accountants (AICPA) Code of Professional Conduct, as well as the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission.
We conducted our audit of these financial statements in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
September 23, 2026
We have served as the Fund’s auditor since 2026.

CHURCHILL DIRECT LENDING FUND
STATEMENT OF ASSETS AND LIABILITIES

As of September 8, 2026
Assets
Cash	$100,000
Due from affiliate for expense support (See Note 3)	64,584
Deferred offering costs	170,680
Total assets	$335,264

Liabilities
Due to affiliate for expense support (See Note 3)	$64,584
Offering costs payable	170,680
Professional fees payable	25,000
Total liabilities	260,264

Commitments and contingencies (See Note 4)

Net Assets: (See Note 5)
Common shares of beneficial interest, par value $0.01 per share, unlimited shares authorized, 10,000 Class I shares issued and outstanding	100
Paid-in-capital in excess of par value	99,900
Distributable earnings (loss)	(25,000)
Total net assets	$75,000

Total liabilities and net assets	$335,264

Net asset value per share	$7.50
The accompanying notes are an integral part of these financial statements.

CHURCHILL DIRECT LENDING FUND
STATEMENT OF OPERATIONS

Period from January 22, 2026 (inception) to September 8, 2026
Expenses:
Organizational expenses	$64,584
Professional fees	25,000
Total expenses	89,584
Expense support (See Note 3)	(64,584)
Net expenses	25,000
Net investment income (loss)	(25,000)

Net increase (decrease) in net assets resulting from operations	$(25,000)

Per share data:
Net investment income (loss) per share	$(2.50)
Net increase (decrease) in net assets resulting from operations per share	$(2.50)
Weighted average common shares outstanding	10,000
The accompanying notes are an integral part of these financial statements.

CHURCHILL DIRECT LENDING FUND
STATEMENT OF CHANGES IN NET ASSETS

Period from January 22, 2026 (inception) to September 8, 2026
Increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$(25,000)
Net increase (decrease) in net assets resulting from operations	(25,000)
Capital share transactions:
Issuance of common shares	100,000
Net increase (decrease) in net assets resulting from capital share transactions	100,000
Total increase (decrease) in net assets	75,000
Net assets, at beginning of period	—
Net assets, at end of period	$75,000
The accompanying notes are an integral part of these financial statements.

CHURCHILL DIRECT LENDING FUND
STATEMENT OF CASH FLOWS

Period from January 22, 2026 (inception) to September 8, 2026
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(25,000)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities
Changes in operating assets and liabilities:
Deferred offering costs	(170,680)
Due from affiliate for expense support	(64,584)
Due to affiliate for expense support	64,584
Offering costs payable	170,680
Professional fees payable	25,000
Net cash provided by (used in) operating activities	—

Cash flows from financing activities:
Proceeds from issuance of common shares	100,000
Net cash provided by (used in) financing activities	100,000

Net increase (decrease) in cash	100,000
Cash, beginning of period	—
Cash, end of period	$100,000
The accompanying notes are an integral part of these financial statements.

CHURCHILL DIRECT LENDING FUND
NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
Churchill Direct Lending Fund (the “Fund”), a Delaware statutory trust, was formed on January 22, 2026. The Fund is a closed-end, non-diversified management investment company that intends to register under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for U.S. federal income tax purposes, the Fund intends to elect, and intends to qualify annually, to be treated as a regulated investment company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As of September 8, 2026, the Fund has not commenced its investment activities.
The Fund will be externally managed by Churchill Asset Management LLC (the “Adviser” or “Churchill”), an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Adviser will manage the Fund’s day-to-day operations and provide it with investment advisory and management services. The Adviser is an indirect subsidiary of Nuveen, LLC, the investment management division of Teachers Insurance and Annuity Association of America (“TIAA”).
The Fund’s investment objective will be to provide investors with attractive risk-adjusted returns primarily through current income and, secondarily, long-term capital appreciation, by investing in a diversified portfolio of private debt and equity investments in private equity-owned U.S. middle market companies, which we define as companies with approximately $10 million to $250 million of annual earnings before interest, taxes, depreciation and amortization (“EBITDA”). The Fund will primarily invest in first-lien senior secured debt and first-out positions in unitranche loans (collectively “Senior Loan Investments”), as well as junior debt investments, such as second-lien loans, unsecured debt, subordinated debt and last-out positions in unitranche loans (including fixed- and floating-rate instruments and instruments with payment-in-kind income (“PIK”)) (“Junior Capital Investments”). Senior Loan Investments and Junior Capital Investments may be originated alongside smaller related common or preferred equity positions to the same portfolio companies. The Fund’s portfolio also will include larger, stand-alone direct equity co-investments in private-equity backed companies that may be originated alongside or separately from Senior Loan Investments and/or Junior Capital Investments to the applicable portfolio company (“Equity Co-Investments”). The Fund’s portfolio also may be comprised of cash and cash equivalents, liquid fixed-income securities (including broadly syndicated loans) and other liquid credit instruments (“Liquid Investments”).
The Fund intends to offer on a continuous basis shares of beneficial interests (the “Shares”) designated as Class I Shares to “accredited investors”, as defined in Rule 501(a) of Regulation D promulgated under the U.S. Securities Act of 1933, as amended. The Fund intends to accept purchases of Shares as of the first business day of each calendar month.
On September 8, 2026, the Adviser purchased 10,000 shares of the Fund’s common shares of beneficial interest at $10.00 per share.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company for the purposes of accounting and financial reporting in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC 946”), and pursuant to Regulation S-X. The Fund’s first fiscal period will end on December 31, 2026.
Use of Estimates
The preparation of the financial statements in conformity with U.S. GAAP requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

CHURCHILL DIRECT LENDING FUND
NOTES TO FINANCIAL STATEMENTS
Cash
Cash represents cash deposits held at financial institutions, which at times may exceed U.S. federally insured limits. Cash is carried at cost, which approximates fair value.
Organization and Offering Costs
Organization costs consist of primarily legal, incorporation and accounting fees incurred in connection with the organization of the Fund. Organization costs are expensed as incurred and are shown in the Fund's statement of operations.
Offering costs consist primarily of fees and expenses incurred in connection with the offering of Shares, as well as legal, printing and other costs associated with the preparation and filing of the registration statement and offering materials. Offering costs are recognized as a deferred charge, amortized on a straight-line basis over 12 months from the commencement of investment operations, which has not yet occurred. For the period from January 22, 2026 (inception) to September 8, 2026, total offering costs incurred were $170,680, which is included in the statement of assets and liabilities as deferred offering costs and remains fully payable.
Income Taxes
The Fund intends to elect to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. So long as the Fund maintains its RIC tax treatment, it generally will not be subject to U.S. federal income tax on the portion of taxable income and gains timely distributed to its shareholders. In order to qualify as a RIC, the Fund must meet certain minimum distribution, source-of-income and asset diversification requirements. The Fund’s first tax year end will be December 31, 2026.
The minimum distribution requirements applicable to RICs require the Fund to distribute to its shareholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year. Depending on the level of ICTI earned in a tax year, the Fund may choose to carry forward ICTI in excess of current year distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.
In addition, based on the excise distribution requirements, the Fund will be subject to a 4% U.S. nondeductible federal excise tax on undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ended October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to U.S. federal corporate income tax is considered to have been distributed.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing its financial statements to determine whether the tax positions are “more-likely than not” to be sustained by the applicable tax authority. All penalties and interest associated with income taxes, if any, are included in income tax expense.
Dividends and Distributions to Shareholders
To the extent that the Fund has taxable income available, the Fund intends to make monthly distributions to its shareholders. Distributions to shareholders are recorded on the record date. All distributions will be paid at the discretion of the Board of Trustees and will depend on the Fund’s earnings, financial condition, maintenance of its tax treatment as a RIC, compliance with applicable regulations and such other factors as the Board of Trustees may deem relevant from time to time.
Functional Currency
The functional currency of the Fund is the U.S. Dollar and all transactions were in U.S. Dollars.

CHURCHILL DIRECT LENDING FUND
NOTES TO FINANCIAL STATEMENTS
Segment Reporting
The Fund will be externally managed and have a single reportable segment in accordance with ASC Topic 280, Segment Reporting (“ASC 280”), which will derive investment income from its portfolio of investments. The Fund's accounting policies are further described above in Note 2, Significant Accounting Policies. The chief operating decision makers will assess performance for the Fund based on net investment income, net realized and unrealized gains (losses) from investments, and net increase (decrease) in net assets resulting from operations. The Fund's chief operating decision makers are the Fund's investment committee, which is comprised of senior investment personnel of the Churchill investment teams, and the Chief Executive Officer and Chief Financial Officer.
Recent Accounting Pronouncement
In November 2024, the FASB issued Accounting Standard Update (“ASU”) No. 2024-03, Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40) (“ASU 2024-03”). The amendments in ASU 2024-03 improve financial reporting by requiring that public business entities disclose additional information about specific expense categories in the notes to financial statements at interim and annual reporting periods. This information generally is not presented in the financial statements today. The amendments in ASU 2024-03 are effective for annual reporting periods beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027. Early adoption is permitted. The Fund is currently evaluating the impact of adopting ASU 2024-03.
3. RELATED PARTY TRANSACTIONS
Investment Advisory Agreement
The Fund intends to enter into an investment advisory agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser will manage the day-to-day operations of, and provide investment advisory and management services to, the Fund.
Pursuant to the Advisory Agreement, the Fund will pay a management fee to the Adviser in consideration of the advisory and other services provided by the Adviser. The management fee will be payable monthly in arrears at an annual rate of 0.50% of the Fund’s total assets as of the end of the applicable month (excluding cash and cash equivalents but including assets financed using leverage). Management fee for any partial month will be prorated.
Administration Agreement
The Fund intends to enter into an Administration Agreement (the “Administrator Agreement”) with U.S. Bank, National Association (the “Administrator”). Under the Administration Agreement, the Administrator will provide clerical, bookkeeping and record keeping and other administrative services to the Fund. The Administrator will perform, or oversee the performance of, the required administrative services, which include, among other things, assisting the Fund with the preparation of the financial records that the Fund is required to maintain and with the preparation of reports to shareholders and reports filed with the SEC.
Expense Support and Conditional Reimbursement Agreement
The Fund intends to enter into an expense support and conditional reimbursement agreement (the “Expense Support Agreement”) with Churchill. The Expense Support Agreement provides that Nuveen Alternative Holdings, an affiliate of Churchill, may pay (or cause one or more of its affiliate to pay) certain expenses of the Fund, provided that no portion of the payment will be used to pay any interest expenses of the Fund (each, an “Expense Payment”). Such expense payment will be made in any combination of cash or other immediately available funds no later than forty-five days after a written commitment from Nuveen Alternative Holdings to pay such expenses, and/or by an offset against amounts due from the Fund to Nuveen Alternative Holdings.
Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Fund’s shareholders based on distributions declared with respect to record dates occurring in such calendar month (such amount referred to as the “Excess Operating Funds”), the Fund will pay

CHURCHILL DIRECT LENDING FUND
NOTES TO FINANCIAL STATEMENTS
such Excess Operating Funds, or a portion thereof (each, a “Reimbursement Payment”), to Nuveen Alternative Holdings until such time as all Expense Payments made by the entity to the Fund within three years prior to the last business day of such calendar month have been reimbursed. Available Operating Funds means the sum of (i) the Fund’s net investment income (including net realized short-term capital gains reduced by net realized long-term capital losses), (ii) the Fund’s net capital gains (including the excess of net realized long-term capital gains over net realized short-term capital losses) and (iii) dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above). The amount of the Reimbursement Payment for any calendar month will equal the lesser of (i) the Excess Operating Funds in such month and (ii) the aggregate amount of all Expense Payments made by Nuveen Alternative Holdings to the Fund within three years prior to the last business day of such calendar month that have not been previously reimbursed by the Fund to Nuveen Alternative Holdings.
No Reimbursement Payment for any month will be made if (1) the annualized rate of regular cash distributions declared by the Fund at the time of such Reimbursement Payment is less than the annualized rate of regular cash distributions declared by the Fund at the time the Expense Payment was made to which such Reimbursement Payment relates or (2) the Fund’s Operating Expense Ratio (as defined below) at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relates. The Operating Expense Ratio is calculated by dividing the Fund’s operating costs and expenses incurred, less organizational and offering expenses, base management and incentive fees owed to the Adviser, and interest expense, by the Fund’s net assets. The Fund’s obligation to make a Reimbursement Payment will automatically become a liability of the Fund on the last business day of the applicable calendar month, except to the extent that Nuveen Alternative Holdings has waived its right to receive such payment for the applicable month.
For the period from January 22, 2026 (inception date) through September 8, 2026, total expenses in the amount of $64,584 will be paid by Nuveen Alternative Holdings pursuant to the term of the Expense Support Agreement, primarily comprised of organizational expenses.
Other Related Party Transactions
From time to time, the Adviser may pay amounts owed by the Fund to third-party providers of goods or services and the Fund will subsequently reimburse the Adviser for such amounts paid on its behalf. Amounts payable to the Adviser will be settled in the normal course of business without formal payment terms. As of September 8, 2026, the Fund owed the Adviser $114,318 related to offering costs paid by the Adviser on behalf of the Fund, which is included in offering costs payable in the accompanying statement of assets and liabilities.
4. COMMITMENTS AND CONTINGENCIES
In the ordinary course of its business, the Fund enters into contracts or agreements that contain indemnifications or warranties. Future events could occur that might lead to the enforcement of these provisions against the Fund. As of September 8, 2026, the Fund has no commitments or contingencies. The Fund believes that the likelihood of such an event is remote; however, the maximum potential exposure is unknown.
5. NET ASSETS
Pursuant to the Fund’s Declaration of Trust, the Fund has the authority to issue an unlimited number of Shares.
On September 8, 2026, the Adviser purchased 10,000 Shares at $10.00 per share. The Fund has not engaged in any other equity transactions as of September 8, 2026.
Distribution Reinvestment Plan
The Fund intends to adopt a distribution reinvestment plan, pursuant to which it will reinvest all cash dividends declared by the Board of Trustees on behalf of its shareholders who do not elect to receive their dividends in cash. As a result, if the Board of Trustees authorizes, and the Fund declares, a cash dividend or other distribution, then the Fund’s shareholders who have not opted out of the distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares, rather than receiving the cash dividend or other distribution.

CHURCHILL DIRECT LENDING FUND
NOTES TO FINANCIAL STATEMENTS
Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.
Share Repurchase Program
Beginning after the completion of the first eight (8) fiscal quarters from commencement of Fund operations, and at the discretion of the Board of Trustees, the Fund intends to commence a share repurchase program in which it intends to repurchase up to 5% of the Fund's NAV on a quarterly basis. The Board of Trustees, in its sole discretion, may amend, suspend or terminate the share repurchase program if it deems such action to be in the best interest of the Fund’s shareholders. All shares purchased by the Fund pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.
Under the share repurchase program, to the extent the Fund offers to repurchase shares in any particular quarter, the Fund expects to repurchase shares pursuant to tender offers on or around the last business day of that quarter using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.
6. SUBSEQUENT EVENTS
The Fund’s management evaluated subsequent events through September 23, 2026, the date of issuance of the financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, the financial statements as of September 8, 2026.

PART C
Other Information
Item 25. Financial Statements And Exhibits
(1)Financial Statements
The financial statements attached to this Registration Statement are listed under “Financial Statements and Supplementary Data.”
(2)Exhibits
(a) Amended and Restated Declaration of Trust.
(b) Bylaws of the Registrant.
(c) Not Applicable.
(d) Form of Subscription Agreement.
(e) Distribution Reinvestment Plan by and between Churchill Direct Lending Fund and Nuveen Securities, LLC.
(f) Not Applicable.
(g) Investment Advisory Agreement by and between Churchill Direct Lending Fund and Churchill Asset Management LLC.
(h) Not Applicable.
(i) Not Applicable.
(j) Custody Agreement by and between Churchill Direct Lending Fund and U.S. Bank Trust Company, National Association.
(k)(1) Fund Accounting Servicing Agreement by and between Churchill Direct Lending Fund and U.S. Bancorp Fund Services, LLC.
(k)(2) Fund Administration Servicing Agreement by and between Churchill Direct Lending Fund and U.S. Bancorp Fund Services, LLC.
(k)(3) Transfer Agent Agreement by and between Churchill Direct Lending Fund and U.S. Bancorp Fund Services, LLC.
(k)(4) Expense Support Agreement by and between Churchill Direct Lending Fund and Churchill Asset Management LLC.
(l) Not Applicable.
(m) Not Applicable.
(n) Not Applicable.
(o) Not Applicable.
(p) Not Applicable.
(q) Not Applicable.
C-1

(r)(1) Code of Ethics of the Fund.
(r)(2) Code of Ethics of Investment Adviser.
(r)(3) SOX Code of Ethics.
(s) Not Applicable.
Item 26. Marketing Arrangements
Excluded pursuant to instruction G.3 of Form N-2.
Item 27. Other Expenses Of Issuance And Distribution
Excluded pursuant to instruction G.3 of Form N-2:
Item 28. Persons Controlled By Or Under Common Control
Excluded pursuant to instruction G.3 of Form N-2:
Item 29. Number Of Holders Of Securities
Excluded pursuant to instruction G.3 of Form N-2.
Item 30. Indemnification
Excluded pursuant to instruction G.3 of Form N-2.
Item 31. Business and Other Connections of Adviser
Excluded pursuant to instruction G.3 of Form N-2.
Item 32. Location of Accounts and Records
Excluded pursuant to instruction G.3 of Form N-2.
Item 33. Management Services
Not Applicable.
Item 34. Undertakings
Not Applicable.
C-2

SIGNATURES
Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 13th day of October, 2026.

CHURCHILL DIRECT LENDING FUND

By:	/s/ John McCally

Name:	John McCally
Title:	Initial Trustee
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